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BLUE CHIP
CASH MANAGEMENT
DISCOVERY
FOCUSED EQUITY
GOVERNMENT
GROWTH
HIGH YIELD
INTERNATIONAL SECURITIES
INVESTMENT GRADE
TARGET MATURITY 2007
TARGET MATURITY 2010
TARGET MATURITY 2015
VALUE

ANNUAL REPORT
December 31, 2002



Market Overview
FIRST INVESTORS LIFE SERIES FUND

Dear Investor:

We are pleased to present this Market Overview of the annual report for the First Investors Life Series Fund for the year ended December 31, 2002.*

The Economy

The economy, recovering from the 2001 recession, grew at a modest 2.8% pace over the past 12 months. Although the unemployment rate rose to 6%, the consumer sector accounted for most of the economy's growth, assisted by an extremely positive interest rate environment. The lowest mortgage rates in 40 years spurred record new home sales and mortgage refinancings, the latter of which increased consumers' discretionary income. Zero-percent auto financing helped boost retail sales 4.2% in 2002. Inflation was benign, as the consumer price index (CPI), an inflation benchmark, rose only 2.4% during the year.

In contrast to the consumer sector, the business sector was weak. While lower prices benefited the consumer, they did not help businesses. Despite improved earnings due to increased productivity, lack of revenue growth and geopolitical uncertainty discouraged capital investment and hiring. Industrial production increased only 2.1% year-over-year, and manufacturing payrolls declined by 592,000 employees.

The Federal Reserve kept monetary policy unchanged until November, when it surprised the market by lowering the federal funds rate from 1.75% to 1.25% in response to continued slow economic growth. The substantial Republican victory in the mid-term elections in November increased market expectations for a fiscal stimulus proposal from the Bush Administration in early 2003.

The Equity Market

Despite a fourth quarter rally, the equity market posted disappointing results during 2002. In fact, the 12-month period was the worst year for the Standard & Poor's 500 Index since 1974 and the first time since before U.S. involvement in World War II that the stock market posted negative returns for a third consecutive year. Many factors converged to hold back stock performance, including the sluggish rate of economic growth, corporate governance and accounting scandals and tensions with Iraq and North Korea.

Given the high level of uncertainty, all broad market indexes were negative for the period, with the Standard & Poor's 500 Index down 23.5% and the Dow Jones Industrial Average off 16.8%. Most business sectors were down for the period, with the information technology, telecommunications and utilities sectors among the worst performers. The materials and consumer staples sectors were rare bright spots. The technology benchmark, the Nasdaq Composite, lost 31.5% of its value.



Market Overview (continued)
FIRST INVESTORS LIFE SERIES FUND

Although all market capitalization sectors were in negative territory, the mid-cap sector did somewhat better than the small-cap and large-cap sectors. On the international front, most developed markets posted negative returns.

The Bond Market

In general, the bond market posted strong results in 2002. The primary factors that impacted the market were a substantial decline in interest rates due to the sluggish economy, low inflation, the weak stock market and geopolitical instability (in particular, terrorism and Iraq).

The bond market experienced a substantial rally during the reporting period, as interest rates declined significantly. For example, the two-year Treasury note yield began the period at 3.03% and ended the period at 1.60%, and the 10-year Treasury note yield dropped from 5.05% to 3.82%. In early October, Treasury yields fell to their lowest levels since the 1960s before rising slightly later in the fourth quarter.

Driven by this substantial decline in interest rates, the Lehman Aggregate Bond Market Index was up 10.26%. Among the sectors of the bond market, U.S. government securities had the highest return, as the Lehman U.S. Government Index increased by 11.50%. Government securities benefited from their high credit quality and liquidity, and were seen as a "safe haven." Investment grade corporate bonds were the second best performing sector, as the Lehman Corporate Index increased by 10.12%. The returns of corporate bonds varied substantially by issuer and credit rating. Higher quality bonds substantially outperformed those of lower credit quality. Mortgage-backed securities also posted solid performance, as the Lehman Mortgage-Backed Index was up 8.75%. This sector benefited from high credit ratings and relatively high yields, although the record number of mortgage refinancings held returns back. High yield bonds posted disappointing results, as the Lehman High Yield Index was down 1.30%. The highly indebted companies in this sector were particularly vulnerable to the sub-par economic recovery, weak stock market and corporate governance issues.



Looking Ahead

The economy remains sluggish despite substantial monetary -- and likely fiscal -- stimulus. The probability of war with Iraq appears high and North Korea is a new source of tension. These factors have combined to keep interest rates near historically low levels. The year 2003 began with great uncertainty, but renewed economic growth or successful resolution of geopolitical issues would likely result in higher interest rates and lower bond prices. For the stock market, with equity valuations at more reasonable levels and the scandals of corporate malfeasance now largely passed, stocks may benefit if the economy grows moderately. As always, investors are best served by a well-diversified portfolio and a long-term commitment.

Because it is impossible to predict the future direction of the markets, particularly over the short term, there are certain basic investment principles that we encourage our clients to follow to reduce exposure to risk.** First, we encourage clients to take a long-term view and to avoid trying to time the market. Attempting to time the market is extremely difficult, even for professional investors. Second, we encourage our clients to diversify their portfolios among stock funds, bond funds and money market funds. Third, we encourage our clients to follow a regular investment plan, investing a specific amount of money at defined intervals. This strategy is known as "dollar cost averaging." It may help you to avoid getting caught up in the excitement of a rising market and will reduce the risk of buying at high points.

Of course, no financial plan or program, no matter how well designed, is guaranteed to be successful. In addition, nothing eliminates the risk associated with overall market trends. However, utilizing these various strategies may help to minimize the risk by reducing the extent to which an investor may be affected by a decline in any one security or segment of the market. It's important to note that systematic investment programs like dollar cost averaging do not assure a profit or protect against loss in declining markets. These types of plans involve regular investment in securities, regardless of fluctuating price levels. Investors should consider their financial ability to continue purchases through periods of low price levels.



Market Overview (continued)
FIRST INVESTORS LIFE SERIES FUND

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/S/ EDWIN D. MISKA

Edwin D. Miska
Director of Equities***
First Investors Management Company, Inc.

/s/ CLARK D. WAGNER

Clark D. Wagner
Director of Fixed Income
First Investors Management Company, Inc.

January 31, 2003

  * The Funds are only available through the purchase of variable life insurance policies and variable annuity contracts issued by First Investors Life Insurance Company. The reports do not reflect the additional expenses and charges that are applicable to variable life insurance policies and variable annuity contracts.

 ** There are a variety of risks associated with investing in all variable life and annuity subaccounts. For the stock subaccounts, the risks include market risk (the risk that the entire stock market will decline because of an event such as a deterioration in the economy or a rise in interest rates), as well as special risks associated with investing in certain types of stock subaccounts, such as small-cap, global and international subaccounts. For bond subaccounts, the risks include interest rate risk and credit risk. Interest rate risk is the risk that bonds will decrease in value as interest rates rise. As a general matter, longer-term bonds fluctuate more than shorter-term bonds in reaction to changes in interest rates. Credit risk is the risk that bonds will decline in value as the result of a decline in the credit rating of the bonds or the economy as a whole, or that the issuer will be unable to pay the interest and/or principal when due. You should consult your prospectus for a precise explanation of the risks associated with your subaccounts.

*** Mr. Miska became the Director of Equities on April 11, 2002.



Portfolio Manager's Letter
FIRST INVESTORS LIFE BLUE CHIP FUND

Dear Investor:

For the year ended December 31, 2002, the Fund's return on a net asset value basis was -25.8%. During the period, the Fund declared dividends from net investment income of 8.5 cents per share.

The general downturn of the stock market was particularly difficult for large capitalization stocks. Holdings in a number of sectors were not beneficial to the Fund's performance. Health care companies suffered from negative sentiment as well as stock-specific issues. Positions in Pfizer and Merck did not perform well due to concerns about their drug pipelines. The Fund's holdings in Tenet Healthcare hurt performance significantly, as the stock price fell substantially due to investigations regarding improper billing of government programs.

Many stocks within the consumer discretionary sector were hurt by overall concerns regarding consumer debt levels. These concerns were particularly acute for large-cap stocks. Holdings in this sector, such as Home Depot and Sears, hurt performance. Technology sectors were generally weak due to doubts regarding future growth potential. Holdings in these sectors were disappointing across the board, with Intel, Motorola and Cisco being major underachievers. Shares in the financial sector performed poorly, as concerns about debt loads and the financial health of customers plagued consumer-oriented names such as Capital One Financial, Citigroup and MBNA.

Despite the downturn, the Fund was able to benefit from holdings in several sectors. Investments in the traditionally defensive consumer staples sector, such as Anheuser-Busch, Coca-Cola and Kroger, held up fairly well. The materials sector benefited from improved commodity pricing, and the Fund was helped by its overweight position in Newmont Mining in the gold sector. Selected holdings in the utilities sector held up well, specifically defensive industries and companies without trading exposure, such as Consolidated Edison. Selected stocks of firms in the telecommunications services helped performance, as the Fund held shares of several regional Bells.

Throughout the reporting period, the Fund's sector-neutral stance relative to the S&P 500 hurt performance as it was unable to fully participate in rallies in certain sectors. Effective December 31, 2002, the Fund's sector-neutral mandate has been lifted, empowering the Fund to take overweight or underweight sector positions. This will give the Fund greater flexibility in pursuing its objective of high total investment return consistent with preservation of capital.



Portfolio Manager's Letter (continued)
FIRST INVESTORS LIFE BLUE CHIP FUND

Thank you for making the Life Blue Chip Fund part of your investment strategy. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/S/ DENNIS T. FITZPATRICK

Dennis T. Fitzpatrick
Portfolio Manager

January 31, 2003



Cumulative Performance Information
FIRST INVESTORS LIFE BLUE CHIP FUND

Comparison of change in value of $10,000 investment in the First
Investors Life Blue Chip Fund and the Standard & Poor's 500 Index.

                            LIFE BLUE                     STANDARD &
                            CHIP FUND               POOR'S 500 INDEX
Dec-92                        $10,000                        $10,000
Dec-93                         10,851                         11,006
Dec-94                         10,693                         11,151
Dec-95                         14,329                         15,342
Dec-96                         17,412                         18,865
Dec-97                         22,063                         25,159
Dec-98                         26,179                         32,288
Dec-99                         32,809                         39,082
Dec-00                         30,920                         35,524
Dec-01                         24,961                         31,300
Dec-02                         18,521                         24,383

(INSET BOX IN CHART READS:)

          Average Annual Total Returns*
One Year           (25.80%)
Five Years          (3.44%)
Ten Years            6.36%

  The graph compares a $10,000 investment in the First Investors Life Blue Chip Fund beginning 12/31/92 with a theoretical investment in the Standard & Poor's 500 Index. The Standard & Poor's 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of such stocks, which represent all major industries. It is not possible to invest directly in this Index. In addition, the Index does not take into account fees and expenses that an investor would incur in purchasing securities in the Index. For purposes of the graph and the accompanying table, it is assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the periods ended
  12/31/02.

  The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Standard & Poor's 500 Index figures are from Standard & Poor's and all other figures are from First Investors Management Company, Inc.




Portfolio of Investments
FIRST INVESTORS LIFE BLUE CHIP FUND
December 31, 2002
----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
                                                                                                            $10,000 of
    Shares    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              COMMON STOCKS--97.0%
              Consumer Discretionary--12.1%
    29,800  * Bed Bath & Beyond, Inc.                                                           $1,028,994         $70
    32,200  * Clear Channel Communications, Inc.                                                 1,200,738          81
    40,114  * Comcast Corporation - Class "A"                                                      945,487          64
    18,800  * Costco Wholesale Corporation                                                         527,528          36
     2,700  * eBay, Inc.                                                                           183,114          12
    10,800    Gannett Company, Inc.                                                                775,440          52
     6,200    General Motors Corporation                                                           228,532          15
     9,400    Harley-Davidson, Inc.                                                                434,280          29
    46,700    Home Depot, Inc.                                                                   1,118,932          76
     1,100    Johnson Controls, Inc.                                                                88,187           6
     7,800  * Kohl's Corporation                                                                   436,410          29
    43,000  * Liberty Media Corporation - Class "A"                                                384,420          26
    18,000    Lowe's Companies, Inc.                                                               675,000          46
    39,800    Mattel, Inc.                                                                         762,170          52
    17,200    McDonald's Corporation                                                               276,576          19
    19,600    McGraw-Hill Companies, Inc.                                                        1,184,624          80
     5,600    Newell Rubbermaid, Inc.                                                              169,848          11
    40,600    NIKE, Inc.                                                                         1,805,482         122
     5,400    Omnicom Group, Inc.                                                                  348,840          24
     6,700    Sears, Roebuck and Company                                                           160,465          11
    18,900  * Staples, Inc.                                                                        345,870          23
     8,100    Target Corporation                                                                   243,000          16
    10,700    Tiffany & Company                                                                    255,837          17
    47,000    TJX Companies, Inc.                                                                  917,440          62
    34,000  * Viacom, Inc. - Class "B"                                                           1,385,840          94
    38,900    Wal-Mart Stores, Inc.                                                              1,964,839         133
----------------------------------------------------------------------------------------------------------------------
                                                                                                17,847,893       1,206
----------------------------------------------------------------------------------------------------------------------
              Consumer Staples--10.1%
    18,600    Anheuser-Busch Companies, Inc.                                                       900,240          61
    30,100    Coca-Cola Company                                                                  1,318,982          89
    30,600    Colgate-Palmolive Company                                                          1,604,358         108
    32,500    Gillette Company                                                                     986,700          67
     6,700    Hershey Foods Corporation                                                            451,848          31
    27,000    Kellogg Company                                                                      925,290          62
     8,000    Kimberly-Clark Corporation                                                           379,760          26
    33,900    Kraft Foods, Inc. - Class "A"                                                      1,319,727          89
   134,300  * Kroger Company                                                                     2,074,935         140
----------------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
                                                                                                            $10,000 of
    Shares    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Consumer Staples (continued)
    10,700    Pepsi Bottling Group, Inc.                                                          $274,990         $19
    25,200    PepsiCo, Inc.                                                                      1,063,944          72
    41,100    Philip Morris Companies, Inc.                                                      1,665,783         113
    17,900    Procter & Gamble Company                                                           1,538,326         104
    16,400    Walgreen Company                                                                     478,716          32
----------------------------------------------------------------------------------------------------------------------
                                                                                                14,983,599       1,013
----------------------------------------------------------------------------------------------------------------------
              Energy--6.5%
    17,000    Anadarko Petroleum Corporation                                                       814,300          55
     8,300    Baker Hughes, Inc.                                                                   267,177          18
    11,300    ChevronTexaco Corporation                                                            751,224          51
    20,973    ConocoPhillips                                                                     1,014,883          68
    31,700    EOG Resources, Inc.                                                                1,265,464          86
    93,500    ExxonMobil Corporation                                                             3,266,890         221
     4,900  * Nabors Industries, Ltd.                                                              172,823          12
    29,500    Royal Dutch Petroleum Co. - NY Shares (ADR)                                        1,298,590          88
    10,200    Schlumberger, Ltd.                                                                   429,318          29
    10,500    Transocean, Inc.                                                                     243,600          16
----------------------------------------------------------------------------------------------------------------------
                                                                                                 9,524,269         644
----------------------------------------------------------------------------------------------------------------------
              Financials--17.8%
    47,600    American Express Company                                                           1,682,660         114
    34,900    American International Group, Inc.                                                 2,018,965         136
    43,400    Bank of America Corporation                                                        3,019,338         204
    13,500    Bank of New York Company, Inc.                                                       323,460          22
    27,100    Bank One Corporation                                                                 990,505          67
     8,100    Chubb Corporation                                                                    422,820          28
    90,400    Citigroup, Inc.                                                                    3,181,176         215
    16,200    Fannie Mae                                                                         1,042,146          70
    12,000    FleetBoston Financial Corporation                                                    291,600          20
    13,100    Freddie Mac                                                                          773,555          52
    35,000    Hartford Financial Services Group, Inc.                                            1,590,050         107
    28,400    Marsh & McLennan Companies, Inc.                                                   1,312,364          89
    62,000    MBNA Corporation                                                                   1,179,240          80
    16,500    Mellon Financial Corporation                                                         430,815          29
    10,700    Merrill Lynch & Company, Inc.                                                        406,065          27
    24,300    Morgan Stanley                                                                       970,056          66
     6,700  * Platinum Underwriters Holdings, Ltd.                                                 176,545          12
----------------------------------------------------------------------------------------------------------------------




Portfolio of Investments (continued)
FIRST INVESTORS LIFE BLUE CHIP FUND
December 31, 2002
----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
                                                                                                            $10,000 of
    Shares    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Financials (continued)
    95,200    U.S. Bancorp                                                                      $2,020,144        $137
    40,900    Wachovia Corporation                                                               1,490,396         101
    37,300    Washington Mutual, Inc.                                                            1,287,969          87
    36,400    Wells Fargo & Company                                                              1,706,068         115
----------------------------------------------------------------------------------------------------------------------
                                                                                                26,315,937       1,778
----------------------------------------------------------------------------------------------------------------------
              Health Care--13.7%
    22,700    Abbott Laboratories                                                                  908,000          61
    16,300    Aetna, Inc.                                                                          670,256          45
     9,400    AmerisourceBergen Corporation                                                        510,514          34
    27,000  * Amgen, Inc.                                                                        1,305,180          88
     3,800  * Anthem, Inc.                                                                         239,020          16
    18,800    Baxter International, Inc.                                                           526,400          36
     6,800  * Boston Scientific Corporation                                                        289,136          20
    12,600    Cardinal Health, Inc.                                                                745,794          50
    18,300    Eli Lilly & Company                                                                1,162,050          79
     4,000  * Forest Laboratories, Inc.                                                            392,880          27
     5,700  * Genetech, Inc.                                                                       189,012          13
    15,300  * Guidant Corporation                                                                  472,005          32
    17,500    HCA, Inc.                                                                            726,250          49
    45,000    Johnson & Johnson                                                                  2,416,950         163
    27,400    Medtronic, Inc.                                                                    1,249,440          84
    28,900    Merck & Company, Inc.                                                              1,636,029         111
   104,600    Pfizer, Inc.                                                                       3,197,622         216
    25,100    Pharmacia Corporation                                                              1,049,180          71
     6,100    Teva Pharmaceutical Industries, Ltd. (ADR)                                           235,521          16
     9,000    UnitedHealth Group, Inc.                                                             751,500          51
     3,500  * Wellpoint Health Networks, Inc.                                                      249,060          17
    37,700    Wyeth                                                                              1,409,980          95
----------------------------------------------------------------------------------------------------------------------
                                                                                                20,331,779       1,374
----------------------------------------------------------------------------------------------------------------------
              Industrials--10.7%
    14,000    3M Company                                                                         1,726,200         116
    10,900    Boeing Company                                                                       359,591          24
     7,400    Caterpillar, Inc.                                                                    338,328          23
    67,200  * Cendant Corporation                                                                  704,256          48
    10,900    CSX Corporation                                                                      308,579          21
    10,800    Deere & Company                                                                      495,180          33
    21,600    Emerson Electric Company                                                           1,098,360          74
----------------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
                                                                                                            $10,000 of
    Shares    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Industrials (continued)
    54,200    First Data Corporation                                                            $1,919,222        $130
     6,700    General Dynamics Corporation                                                         531,779          36
    80,200    General Electric Company                                                           1,952,870         131
    22,700    Honeywell International, Inc.                                                        544,800          37
     4,000    Ingersoll-Rand Company - Class "A"                                                   172,240          12
    17,500    Lockheed Martin Corporation                                                        1,010,625          68
    68,800    Masco Corporation                                                                  1,448,240          98
    10,700    Northrop Grumman Corporation                                                       1,037,900          70
     2,700    Southwest Airlines Company                                                            37,530           3
    32,600    Tyco International, Ltd.                                                             556,808          38
    17,600    United Technologies Corporation                                                    1,090,144          74
    24,300    Waste Management, Inc.                                                               556,956          38
----------------------------------------------------------------------------------------------------------------------
                                                                                                15,889,608       1,074
----------------------------------------------------------------------------------------------------------------------
              Information Technology--14.8%
    37,700  * Analog Devices, Inc.                                                                 899,899          61
    10,700  * Applied Materials, Inc.                                                              139,421           9
    14,700  * Borland Software Corporation                                                         180,810          12
    61,900  * Cadence Design Systems, Inc.                                                         729,801          49
   128,000  * Cisco Systems, Inc.                                                                1,676,800         113
    26,900  * Comverse Technology, Inc.                                                            269,538          18
    53,700  * Dell Computer Corporation                                                          1,435,938          97
   212,300  * EMC Corporation                                                                    1,303,522          88
    56,500    Hewlett-Packard Company                                                              980,840          66
   118,100    Intel Corporation                                                                  1,838,817         124
    24,700    International Business Machines Corporation                                        1,914,250         129
    41,700  * Jabil Circuit, Inc.                                                                  747,264          51
     8,200  * Micron Technology, Inc.                                                               79,868           6
    82,600  * Microsoft Corporation                                                              4,270,420         289
   107,800    Motorola, Inc.                                                                       932,470          63
    88,600    Nokia Corporation - Class "A" (ADR)                                                1,373,300          93
   209,600  * Nortel Networks Corporation                                                          337,456          23
    72,500  * Oracle Corporation                                                                   783,000          53
    15,600  * Qualcomm, Inc.                                                                       567,684          38
   201,800  * Sun Microsystems, Inc.                                                               627,598          43
    16,100  * Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)                                   113,505           8
    43,700    Texas Instruments, Inc.                                                              655,937          44
----------------------------------------------------------------------------------------------------------------------
                                                                                                21,858,138       1,477
----------------------------------------------------------------------------------------------------------------------




Portfolio of Investments (continued)
FIRST INVESTORS LIFE BLUE CHIP FUND
December 31, 2002
----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
 Shares or                                                                                                    For Each
 Principal                                                                                                  $10,000 of
    Amount    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Materials--2.7%
     9,400    Dow Chemical Company                                                                $279,180         $19
    48,400    Du Pont (E.I.) de Nemours & Company                                                2,052,160         139
    48,500    Newmont Mining Corporation                                                         1,407,955          95
     4,100    Praxair, Inc.                                                                        236,857          16
----------------------------------------------------------------------------------------------------------------------
                                                                                                 3,976,152         269
----------------------------------------------------------------------------------------------------------------------
              Others--2.7%
       730  * Berkshire Hathaway, Inc. - Class "B"                                               1,768,790         120
    19,400  * Comcast Corporation - Special Class "A"                                              438,246          30
   124,500  * Travelers Property Casualty Corporation                                            1,823,925         122
----------------------------------------------------------------------------------------------------------------------
                                                                                                 4,030,961         272
----------------------------------------------------------------------------------------------------------------------
              Telecommunications Services--3.4%
    15,000    AT&T Corporation                                                                     391,650          26
    17,500    BellSouth Corporation                                                                452,725          31
    84,100    SBC Communications, Inc.                                                           2,279,951         154
    49,600    Verizon Communications, Inc.                                                       1,922,000         130
----------------------------------------------------------------------------------------------------------------------
                                                                                                 5,046,326         341
----------------------------------------------------------------------------------------------------------------------
              Utilities--2.5%
    38,200    Consolidated Edison, Inc.                                                          1,635,725         111
    33,600    Duke Energy Corporation                                                              656,544          44
    23,900    FPL Group, Inc.                                                                    1,437,107          97
----------------------------------------------------------------------------------------------------------------------
                                                                                                 3,729,376         252
----------------------------------------------------------------------------------------------------------------------
Total Value of Common Stocks (cost $136,447,213)                                               143,534,038       9,700
----------------------------------------------------------------------------------------------------------------------
              SHORT-TERM CORPORATE NOTES--3.6%
    $5,300M   Philip Morris Cos., Inc., 1.33%, 1/8/03
                (cost $5,298,629)                                                                5,298,629         358
----------------------------------------------------------------------------------------------------------------------
Total Value of Investments (cost $141,745,842)                                       100.6%    148,832,667      10,058
Excess of Liabilities Over Other Assets                                                (.6)       (851,895)        (58)
----------------------------------------------------------------------------------------------------------------------
Net Assets                                                                           100.0%   $147,980,772     $10,000
======================================================================================================================

* Non-income producing


See notes to financial statements



Portfolio Manager's Letter
FIRST INVESTORS LIFE CASH MANAGEMENT FUND

Dear Investor:

For the year ended December 31, 2002, the Fund's return on a net asset value basis was 1.2%. The Fund maintained a $1.00 net asset value per share throughout the year.*

The Life Series Cash Management Fund continued to pursue its objectives by investing conservatively in short-term instruments considered to present minimal credit risk at the time of purchase.

Short-term interest rates remained generally stable for much of last year, albeit at their lowest levels in decades. Though the economy improved marginally in 2002, manufacturing remained weak, equity prices continued to be depressed, the unemployment rate rose and global political uncertainties increased. Consequently, the Fed was compelled to lower short-term interest rates in November from 1.75% to 1.25%.

The Fund invested a large portion of its assets in U.S. government and agency securities over the last year in an effort to mitigate credit risk in the portfolio. The Fund also invested large portions of its assets in securities issued by domestic corporations and banks. As corporate credit quality deteriorated, however, the Fund increased its diversification of non-government issuers. In addition to limiting exposure, the Fund also began to limit its investments in non-government issuers to those with shorter maturities.

The Fund maintained a weighted average maturity that was longer than its peer group average through most of the last year, which benefited performance. Though interest rates were low and stable, the yield curve remained positively sloped during most of the period and offered opportunities for incremental return by investing in securities with longer maturities. The Fund also effectively used corporate bonds and notes for incremental return, in addition to floating rate securities and various types of callable securities.

The Fund will continue to purchase only those securities that it believes present minimal credit risk to its shareholders. In addition, the Fund is likely to maintain a large percentage of its assets in U.S. government and agency obligations, while maintaining additional constraints on investments in corporate debt. The Fund is also likely to maintain a weighted average maturity that is close to that of its peers.

Money market funds remained an integral part of the financial markets in 2002, continuing to offer investors stability of principal and the convenience of liquidity. The severe strain on corporate credit quality over the last year highlights the importance of the quality, diversity and maturity guidelines under which money market funds operate.



Portfolio Manager's Letter (continued)
FIRST INVESTORS LIFE CASH MANAGEMENT FUND

Although the potential returns of money market funds may be lower than returns offered by other types of mutual funds, their liquidity and relatively stable asset value remain key attractions to investors. Money market funds continue to be among the most conservative investment vehicles available, offering relative stability of principal, easy access to account information, generally free check writing privileges and a return that is comparable to that available on bank savings and checking accounts.

Thank you for making the Life Cash Management Fund part of your investment strategy. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/S/ MICHAEL J. O'KEEFE

Michael J. O'Keefe
Portfolio Manager

January 31, 2003

* Although the Fund attempts to maintain a stable net asset value of $1.00 per share, there can be no assurance that the Fund will be able do so. Moreover, money market mutual funds are not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.




Portfolio of Investments
FIRST INVESTORS LIFE CASH MANAGEMENT FUND
December 31, 2002
----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
 Principal                                                                        Interest                  $10,000 of
    Amount    Security                                                                Rate*          Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              CORPORATE NOTES--47.8%
      $400M   Abbott Laboratories, 1/22/03                                            1.27%       $399,703        $292
       350M   BellSouth Corp., 1/28/03+                                               1.31         349,656         256
       350M   ChevronTexaco Corp., 1/21/03                                            1.30         349,747         256
       345M   Dow Jones & Co., Inc., 1/13/03+                                         1.33         344,847         252
       234M   Eli Lilly & Co., 3/15/03                                                2.00         235,985         173
       300M   Florida Power & Light Co., 1/9/03                                       1.38         299,908         219
       400M   Gannett Co., 1/10/03+                                                   1.27         399,873         293
       350M   General Electric Capital Corp., 1/24/03                                 1.34         349,700         256
       350M   Johnson & Johnson, 2/18/03+                                             1.25         349,416         256
       400M   Kimberly-Clark Corp., 1/22/03+                                          1.28         399,702         293
       400M   Lubrizol Corp., 3/12/03+                                                1.31         398,981         292
       300M   McGraw-Hill Cos., Inc., 1/13/03                                         1.65         299,834         219
       200M   Merrill Lynch & Co., Inc., 1/6/03                                       2.31         200,096         147
       312M   Merrill Lynch & Co., Inc., 2/12/03                                      2.25         313,303         229
       450M   Pfizer, Inc., 1/15/03+                                                  1.27         449,777         329
       350M   Philip Morris Cos., Inc., 1/27/03                                       1.33         349,663         256
       400M   Procter & Gamble Co., 2/10/03+                                          1.29         399,426         292
       300M   Schering-Plough Corp., 2/14/03                                          1.29         299,527         219
       350M   Washington Gas Light Co., 1/6/03                                        1.33         349,935         256
----------------------------------------------------------------------------------------------------------------------
Total Value of Corporate Notes (cost $6,539,079)                                                 6,539,079       4,785
----------------------------------------------------------------------------------------------------------------------
              U.S. GOVERNMENT AGENCY OBLIGATIONS--20.6%
       300M   Federal Farm Credit Bank, 10/2/03                                       1.85         306,951         225
              Federal Home Loan Bank:
       500M     1/9/03                                                                1.80         499,794         366
       200M     2/28/03                                                               2.38         200,806         147
       350M     4/17/03                                                               2.60         350,011         256
       300M     4/25/03                                                               1.75         300,732         220
       250M     4/25/03                                                               2.00         250,759         183
       300M     11/12/03                                                              2.39         299,662         219
       300M     12/8/03                                                               1.44         300,164         220
       200M   Federal Home Loan Mortgage
                Corporation, 1/30/03                                                  2.61         199,573         146
       100M   Federal National Mortgage
                Association, 9/29/03                                                  1.55         102,885          75
----------------------------------------------------------------------------------------------------------------------
Total Value of U.S. Government Agency Obligations
  (cost $2,811,337)                                                                              2,811,337       2,057
----------------------------------------------------------------------------------------------------------------------




Portfolio of Investments (continued)
FIRST INVESTORS LIFE CASH MANAGEMENT FUND
December 31, 2002
----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
 Principal                                                                        Interest                  $10,000 of
    Amount    Security                                                                Rate*          Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              U.S. GOVERNMENT OBLIGATIONS--18.2%
              U.S. Treasury Bills:
      $150M     1/30/03                                                               1.17%       $149,859        $110
       700M     1/30/03                                                               1.18         699,334         512
       300M     3/27/03                                                               1.14         299,196         219
       200M     6/5/03                                                                1.18         198,984         146
       700M     6/12/03                                                               1.22         696,156         509
       450M     6/19/03                                                               1.23         447,401         327
----------------------------------------------------------------------------------------------------------------------
Total Value of U.S. Government Obligations (cost $2,490,930)                                     2,490,930       1,823
----------------------------------------------------------------------------------------------------------------------
              BANKERS' ACCEPTANCES--7.2%
       380M   Bank of America, 1/15/03                                                1.30         379,808         278
       300M   J.P. Morgan Chase & Co., 1/17/03                                        1.80         300,000         220
       300M   Regions Bank, 4/28/03                                                   1.50         298,534         218
----------------------------------------------------------------------------------------------------------------------
Total Value of Bankers' Acceptances (cost $978,342)                                                978,342         716
----------------------------------------------------------------------------------------------------------------------
              FLOATING RATE NOTES--5.1%
       300M   Federal Farm Credit Bank, 11/12/03                                      1.30         300,000         219
       400M   Student Loan Marketing Association,
                1/16/03                                                               1.24         400,000         293
----------------------------------------------------------------------------------------------------------------------
Total Value of Floating Rate Notes (cost $700,000)                                                 700,000         512
----------------------------------------------------------------------------------------------------------------------
Total Value of Investments (cost $13,519,688)**                                       98.9%     13,519,688       9,893
Other Assets, Less Liabilities                                                         1.1         145,454         107
----------------------------------------------------------------------------------------------------------------------
Net Assets                                                                           100.0%    $13,665,142     $10,000
======================================================================================================================

 * The interest rates shown for corporate notes, U.S. Government agency obligations, U.S. Government obligations and bankers' acceptances are the effective rates at the time of purchase by the Fund. The interest rates shown on the floating rate notes are adjusted periodically and are the rates in effect at December 31, 2002.

** Aggregate cost for federal income tax purposes is the same.

 + See Note 5


See notes to financial statements



Portfolio Manager's Letter
FIRST INVESTORS LIFE DISCOVERY FUND

Dear Investor:

For the year ended December 31, 2002, the Fund's return on a net asset value basis was -27.1%.

The primary factors driving the Fund's performance were the sluggish economy, the overall decline of the stock market and the generally disappointing performance of the small-cap growth stock sector.

At the start of 2002, the Fund shifted to overweight positions in the industrial and consumer cyclical sectors, and underweight positions in the technology and health care sectors. These moves helped the Fund, as industrial and consumer cyclical stocks held up fairly well, while stocks in the technology and health care sectors tumbled through the first half of 2002. Starting in the summer, the Fund increased its holdings in the health care sector to an overweight position, and boosted its holdings in the financial sector while reducing holdings in the consumer discretionary sector. In the fourth quarter, the Fund moved closer to a market neutral position in the technology sectors, and reduced holdings in the defensive health care sector. A strong rally in the final months of the year did help mitigate some of the damage inflicted earlier in the year.

Two technology holdings that hurt the Fund were Retek, a supply chain software supplier to retailers, and Aeroflex, a networking communications provider. Both firms were harmed by a cutback in technology spending. In the health care arena, Province Healthcare, an operator of rural hospitals, and Enzon Pharmaceuticals, a drug discovery company, were poor performers. In general, the Fund's underweight position in technology stocks for most of the year helped performance. Several consumer cyclical stocks posted good results, such as Chico's FAS, a specialty retailer that offers women's clothing. Another area that helped the Fund was the financial sector, where smaller, regional companies posted solid returns, such as Doral Financial, a mortgage bank.

Going forward, the Fund will continue to seek out high-quality smaller companies that have strong, active management teams, solid financial fundamentals, profitable product niches and above-average growth potential.



Portfolio Manager's Letter (continued)
FIRST INVESTORS LIFE DISCOVERY FUND

Thank you for making the Life Discovery Fund part of your investment strategy. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/S/ ALLEN KLEE

Allen Klee
Portfolio Manager

January 31, 2003



Cumulative Performance Information
FIRST INVESTORS LIFE DISCOVERY FUND

Comparison of change in value of $10,000 investment in the First
Investors Life Discovery Fund and the Russell 2000 Index.

                                 LIFE                   RUSSELL 2000
                       DISCOVERY FUND                          INDEX
Dec-92                        $10,000                        $10,000
Dec-93                         12,210                         11,700
Dec-94                         11,901                         11,328
Dec-95                         14,904                         14,297
Dec-96                         16,764                         16,663
Dec-97                         19,588                         20,368
Dec-98                         20,184                         19,913
Dec-99                         25,830                         24,164
Dec-00                         25,774                         23,460
Dec-01                         20,331                         24,069
Dec-02                         14,819                         19,140

(INSET BOX IN CHART READS:)

          Average Annual Total Returns*
One Year           (27.11%)
Five Years          (5.43%)
Ten Years            4.01%

  The graph compares a $10,000 investment in the First Investors Life Discovery Fund beginning 12/31/92 with a theoretical investment in the Russell 2000 Index. The Russell 2000 Index consists of the smallest 2,000 companies in the Russell 3000 Index (which represents approximately 98% of the investable U.S. equity market). The Russell 2000 Index is an unmanaged index widely accepted as a proxy of small capitalization stocks. It is not possible to invest directly in this Index. In addition, the Index does not take into account fees and expenses that an investor would incur in purchasing securities in the index. For purposes of the graph and the accompanying table, it is assumed that all dividend and distributions were reinvested.

* The Average Annual Total Return figures are for the periods ended
  12/31/02.

  The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Russell 2000 Index figures are from Frank Russell and Company and all other figures are from First Investors Management Company, Inc.




Portfolio of Investments
FIRST INVESTORS LIFE DISCOVERY FUND
December 31, 2002
----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
                                                                                                            $10,000 of
    Shares    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              COMMON STOCKS--96.6%
              Consumer Discretionary--18.9%
    23,000  * Advance Auto Parts, Inc.                                                          $1,124,700        $126
    58,300  * Aeropostale, Inc.                                                                    616,231          69
    56,600  * Chico's FAS, Inc.                                                                  1,070,306         120
    17,300    Claire's Stores, Inc.                                                                381,811          43
    37,900    Clayton Homes, Inc.                                                                  461,622          52
    11,800    Fred's, Inc.                                                                         303,260          34
    49,500  * Gaiam, Inc.                                                                          513,315          58
    33,500  * Jo-Ann Stores, Inc.                                                                  769,495          86
    17,900  * Journal Register Company                                                             318,262          36
    41,400    Landry's Restaurants, Inc.                                                           879,336          99
    33,200  * Michaels Stores, Inc.                                                              1,039,160         117
    57,200  * Movie Gallery, Inc.                                                                  743,600          83
     2,903  * NVR, Inc.                                                                            944,927         106
   130,400  * Regent Communications, Inc.                                                          770,664          86
    44,400  * Salem Communications Corporation - Class "A"                                       1,108,668         124
    88,600  * Scientific Games Corporation                                                         643,236          72
    13,100  * Steven Madden, Ltd.                                                                  236,717          27
    18,400  * Too, Inc.                                                                            432,768          49
   111,500  * Total Entertainment Restaurant Corporation                                           942,175         106
    18,100  * Tractor Supply Company                                                               680,560          76
    38,300  * Triarc Companies, Inc.                                                             1,004,992         113
    58,800  * Tuesday Morning Corporation                                                        1,005,480         113
    39,600  * United Auto Group, Inc.                                                              493,812          55
     8,700    Winnebago Industries, Inc.                                                           341,301          39
----------------------------------------------------------------------------------------------------------------------
                                                                                                16,826,398       1,889
----------------------------------------------------------------------------------------------------------------------
              Consumer Staples--4.1%
    14,900  * American Italian Pasta Company                                                       536,102          60
    42,000  * Chattem, Inc.                                                                        863,100          97
    49,800  * Chiquita Brands International, Inc.                                                  660,348          74
    22,700  * International Multifoods Corporation                                                 481,013          54
    23,900  * Performance Food Group Company                                                       811,620          91
    28,600  * Wild Oats Markets, Inc.                                                              295,152          33
----------------------------------------------------------------------------------------------------------------------
                                                                                                 3,647,335         409
----------------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
                                                                                                            $10,000 of
    Shares    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Energy--5.1%
    20,400  * National-Oilwell, Inc.                                                              $445,536         $50
    14,600    Noble Energy, Inc.                                                                   548,230          62
    66,100    Ocean Energy, Inc.                                                                 1,320,017         148
    10,000  * Patterson-UTI Energy, Inc.                                                           301,700          34
    14,800  * Remington Oil & Gas Corporation                                                      242,868          27
    14,600  * TETRA Technologies, Inc.                                                             312,002          35
    10,500    Tidewater, Inc.                                                                      326,550          36
    43,200    XTO Energy, Inc.                                                                   1,067,040         120
----------------------------------------------------------------------------------------------------------------------
                                                                                                 4,563,943         512
----------------------------------------------------------------------------------------------------------------------
              Financials--9.1%
    10,900    Allegiant Bancorp, Inc.                                                              198,696          22
    95,200    BankAtlantic Bancorp, Inc. - Class "A"                                               899,640         101
    21,900    Brown & Brown, Inc.                                                                  707,808          79
    39,450    Doral Financial Corporation                                                        1,128,270         127
     6,800    F.N.B. Corporation                                                                   187,204          21
    36,100    HCC Insurance Holdings, Inc.                                                         888,060         100
     6,400    Hudson United Bancorp                                                                199,040          22
    15,900    New York Community Bancorp, Inc.                                                     459,192          52
    49,800    Odyssey Re Holdings Corporation                                                      881,460          99
    23,800  * Safety Insurance Group, Inc.                                                         342,244          38
    12,300    Sandy Spring Bancorp, Inc.                                                           387,450          43
    12,500    Sky Financial Group, Inc.                                                            248,875          28
    18,600  * TierOne Corporation                                                                  281,976          32
    13,900    Umpqua Holdings Corporation                                                          253,675          28
    35,600    W. Holding Company, Inc.                                                             584,196          66
    10,400    Westamerica Bancorporation                                                           417,872          47
----------------------------------------------------------------------------------------------------------------------
                                                                                                 8,065,658         905
----------------------------------------------------------------------------------------------------------------------
              Health Care--18.7%
    65,500  * American Healthways, Inc.                                                          1,146,250         129
    21,400  * AmSurg Corporation                                                                   437,202          49
    79,200  * Axcan Pharma, Inc.                                                                   932,184         105
    61,000  * Bio-Reference Laboratories, Inc.                                                     376,370          42
    10,900  * Centene Corporation                                                                  366,131          41
       900  * Cephalon, Inc.                                                                        43,801           5
    32,400  * Charles River Laboratories International, Inc.                                     1,246,752         140
    28,800    Diagnostic Products Corporation                                                    1,112,256         125
    22,900  * Enzon Pharmaceuticals, Inc.                                                          382,888          43
    34,600  * Eon Labs, Inc.                                                                       654,286          73
----------------------------------------------------------------------------------------------------------------------




Portfolio of Investments (continued)
FIRST INVESTORS LIFE DISCOVERY FUND
December 31, 2002
----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
                                                                                                            $10,000 of
    Shares    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Health Care (continued)
    33,400  * Exact Sciences Corporation                                                          $361,722         $41
    35,100  * Genencor International, Inc.                                                         343,278          39
    12,800  * Immucor, Inc.                                                                        259,200          29
    42,600  * KV Pharmaceutical Company - Class "A"                                                988,320         111
   144,300  * Lifecore Biomedical, Inc.                                                          1,238,094         139
    15,200  * Mid Atlantic Medical Services, Inc.                                                  492,480          55
     9,800  * Neurocrine Biosciences, Inc.                                                         447,468          50
    21,100  * Odyssey Healthcare, Inc.                                                             732,170          82
    45,750  * Province Healthcare Company                                                          445,148          50
    14,200  * Regeneron Pharmaceuticals, Inc.                                                      262,842          29
    35,700  * Steris Corporation                                                                   865,725          97
    66,000  * US Oncology, Inc.                                                                    572,220          64
    75,300  * VCA Antech, Inc.                                                                   1,129,500         127
    32,500  * VistaCare, Inc.                                                                      520,325          58
    21,900  * Wilson Greatbatch Technologies, Inc.                                                 639,480          72
    20,300  * ZOLL Medical Corporation                                                             724,101          80
----------------------------------------------------------------------------------------------------------------------
                                                                                                16,720,193       1,875
----------------------------------------------------------------------------------------------------------------------
              Industrials--16.6%
    37,100  * Arbitron, Inc.                                                                     1,242,850         139
    23,600  * Career Education Corporation                                                         944,000         106
    16,800  * Clean Harbors, Inc.                                                                  260,736          29
    23,600  * Dollar Thrifty Automotive Group, Inc.                                                499,140          56
    29,400  * DRS Technologies, Inc.                                                               921,102         103
    22,900  * Education Management Corporation                                                     861,040          97
    19,000  * EMCOR Group, Inc.                                                                  1,007,190         113
    28,100  * FTI Consulting, Inc.                                                               1,128,215         127
    48,800  * Genesee & Wyoming, Inc. - Class "A"                                                  993,080         111
    66,200  * Jarden Corporation                                                                 1,580,194         177
    13,200  * Moore Corporation, Ltd.                                                              120,120          13
    16,400  * MTC Technologies, Inc.                                                               414,920          47
    20,500  * Old Dominion Freight Line, Inc.                                                      581,175          65
    15,000    Oshkosh Truck Corporation                                                            922,500         104
    51,800    United Industrial Corporation                                                        828,800          93
    50,300  * Wabash National Corporation                                                          421,514          47
    31,300  * Waste Connections, Inc.                                                            1,208,493         136
    25,800    Werner Enterprises, Inc.                                                             555,474          63
    15,700    World Fuel Services Corporation                                                      321,850          36
----------------------------------------------------------------------------------------------------------------------
                                                                                                14,812,393       1,662
----------------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
                                                                                                            $10,000 of
    Shares    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Information Technology--20.6%
    28,100  * Adaptec, Inc.                                                                       $158,765         $18
    13,500  * Advanced Fibre Communications, Inc.                                                  225,180          25
    22,600  * Altiris, Inc.                                                                        359,792          40
    52,900  * Andrew Corporation                                                                   543,812          61
    11,400  * ATMI, Inc.                                                                           211,128          24
    65,500  * Axcelis Technologies, Inc.                                                           367,390          41
    58,100  * Citrix Systems, Inc.                                                                 715,792          80
    32,500  * Credence Systems Corporation                                                         303,225          34
    14,200  * Cymer, Inc.                                                                          457,950          51
    63,600  * Cypress Semiconductor Corporation                                                    363,792          41
    41,600  * Excel Technology, Inc.                                                               744,224          84
    56,700  * Fairchild Semiconductor Corporation - Class "A"                                      607,257          68
    20,000  * FLIR Systems, Inc.                                                                   976,000         110
    77,900  * FreeMarkets, Inc.                                                                    501,598          56
    25,300  * Global Imaging Systems, Inc.                                                         465,014          52
    29,100  * Integrated Circuit Systems, Inc.                                                     531,075          60
    81,400  * Intergraph Corporation                                                             1,445,664         162
    49,000  * Itron, Inc.                                                                          939,330         105
    13,500  * Kronos, Inc.                                                                         499,365          56
    28,100  * Manhattan Associates, Inc.                                                           664,846          75
     9,500  * ManTech International Corporation - Class "A"                                        181,165          20
    38,900  * MEMC Electronic Materials, Inc.                                                      294,473          33
     8,300  * Mercury Interactive Corporation                                                      246,095          28
   148,900  * MPS Group, Inc.                                                                      824,906          93
    12,200  * NetIQ Corporation                                                                    150,670          17
    27,800  * Pinnacle Systems, Inc.                                                               378,358          42
    30,200  * Rudolph Technologies, Inc.                                                           578,632          65
    65,000  * Scansoft, Inc.                                                                       338,000          38
    45,100  * Synaptics, Inc.                                                                      342,760          38
    44,500  * Systems & Computer Technology Corporation                                            382,700          43
    22,900  * Take-Two Interactive Software, Inc.                                                  537,921          60
    83,700  * Titan Corporation                                                                    870,480          98
    33,100  * UTStarcom, Inc.                                                                      656,373          74
     9,000  * Varian Semiconductor Equipment Associates, Inc.                                      213,849          24
    60,200  * Websense, Inc.                                                                     1,285,932         145
----------------------------------------------------------------------------------------------------------------------
                                                                                                18,363,513       2,061
----------------------------------------------------------------------------------------------------------------------
              Materials--.4%
    49,800    Commonwealth Industries, Inc.                                                        340,133          39
----------------------------------------------------------------------------------------------------------------------




Portfolio of Investments (continued)
FIRST INVESTORS LIFE DISCOVERY FUND
December 31, 2002
----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
                                                                                                            $10,000 of
    Shares    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Other--.8%
     5,200    Biotech HOLDRs Trust                                                                $439,712         $49
    17,400  * Constar International, Inc.                                                          204,450          23
     2,000    Software HOLDRs Trust                                                                 53,980           6
----------------------------------------------------------------------------------------------------------------------
                                                                                                   698,142          78
----------------------------------------------------------------------------------------------------------------------
              Telecommunications Services--1.3%
    25,300  * Commonwealth Telephone Enterprises, Inc.                                             906,752         102
    16,500  * EMS Technologies, Inc.                                                               257,582          29
----------------------------------------------------------------------------------------------------------------------
                                                                                                 1,164,334         131
----------------------------------------------------------------------------------------------------------------------
              Utilities--1.0%
    25,400    Equitable Resources, Inc.                                                            890,015         100
----------------------------------------------------------------------------------------------------------------------
Total Value of Common Stocks (cost $84,393,680)                                                 86,092,057       9,661
----------------------------------------------------------------------------------------------------------------------
              SHORT-TERM CORPORATE NOTES--3.3%
    $1,600M   General Electric Capital Corp., 1.26%, 1/9/03                                      1,599,552         179
     1,300M   Philip Morris Cos., Inc., 1.33%, 1/8/03                                            1,299,664         146
----------------------------------------------------------------------------------------------------------------------
Total Value of Short-Term Corporate Notes (cost $2,899,216)                                      2,899,216         325
----------------------------------------------------------------------------------------------------------------------
Total Value of Investments (cost $87,292,896)                                         99.9%     88,991,273       9,986
Other Assets, Less Liabilities                                                          .1         124,267          14
----------------------------------------------------------------------------------------------------------------------
Net Assets                                                                           100.0%    $89,115,540     $10,000
======================================================================================================================

* Non-income producing


See notes to financial statements



Portfolio Manager's Letter
FIRST INVESTORS LIFE FOCUSED EQUITY FUND

Dear Investor:

For the year ended December 31, 2002, the Fund's return on a net asset value basis was -28.1%. During the period, the Fund declared dividends from net investment income of 2.3 cents per share.

Despite positive returns in the fourth quarter, U.S. equity markets declined for the third consecutive year in 2002, marking one of the worst investment periods in decades. There was a gradual economic recovery over the course of 2002 in both the economy and corporate earnings, and the consumer was the mainstay of growth. Every sector declined in 2002, with information technology and telecommunication services being the biggest laggards, while consumer staples and materials posted the strongest returns. Weak corporate profits, geopolitical uncertainties, corporate governance and accounting scandals, and high consumer leverage all weighed on investor confidence.

Poor stock selection in the first half of the year in the consumer discretionary and industrials sectors negatively impacted the Fund. However, stock selection in both of these sectors was decidedly positive in the second half of 2002. Sector allocation was a positive contributor during the second half of the year. Our underweight position in the utilities sector and our overweight position in the health care sector most favorably impacted the Fund's performance for the period. At year-end, our largest overweight position was in the health care sector and largest underweight position was in the utilities sector. Top performers for the year included Schlumberger, Hewlett-Packard, and EMC. The most disappointing stocks for the year included AOL Time Warner, Intel and in particular, Tyco, whose difficulties had a significant negative impact on the Fund.

Looking forward to 2003, we foresee a moderately improving economic environment, with deflationary risks gradually receding, but with global growth remaining sub-par. A sluggish consumer will be partially offset by a modest recovery in capital equipment spending. A combination of better profits and slowly improving corporate balance sheets should lead to positive investment spending in 2003. Factors that point to better macroeconomic trends this year include low interest rates, rising fiscal spending, money supply growth, and likely tax cuts. Offsetting these expansionary factors are high individual debt levels, weak employment trends, globally competitive pricing, low industrial capacity utilization and weak state budgets. Overall, while significant crosscurrents remain, particularly the various geopolitical uncertainties, we can begin to envision an environment of declining risks associated with the bursting of the technology bubble, which increases the likelihood of better stock market returns.



Portfolio Manager's Letter (continued)
FIRST INVESTORS LIFE FOCUSED EQUITY FUND

Thank you for making the Life Focused Equity Fund part of your investment strategy. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/S/ MATTHEW E. MEGARGEL

Matthew E. Megargel
Portfolio Manager*

January 31, 2003

* Mr. Megargel became the Fund's Portfolio Manager on August 21, 2002.



Cumulative Performance Information
FIRST INVESTORS LIFE FOCUSED EQUITY FUND

Comparison of change in value of $10,000 investment in the First
Investors Life Focused Equity Fund and the Standard & Poor's 500 Index.

                         LIFE FOCUSED                     STANDARD &
                          EQUITY FUND               POOR'S 500 INDEX
Nov-99                        $10,000                        $10,000
Dec-99                         10,250                         10,691
Dec-00                          9,130                          9,717
Dec-01                          8,682                          8,562
Dec-02                          6,243                          6,670

(INSET BOX IN CHART READS:)

          Average Annual Total Returns*
One Year           (28.09%)
Since Inception
(11/8/99)          (13.90%)

  The graph compares a $10,000 investment in the First Investors Life Focused Equity Fund beginning 11/8/99 (inception date) with a theoretical investment in the Standard & Poor's 500 Index. The Standard & Poor's 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of such stocks, which represent all major industries. It is not possible to invest directly in this Index. In addition, the Index does not take into account fees and expenses that an investor would incur in purchasing securities in the Index. For purposes of the graph and the accompanying table, it is assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the periods ended
  12/31/02.

  The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Standard & Poor's 500 Index figures are from Standard & Poor's and all other figures are from First Investors Management Company, Inc.




Portfolio of Investments
FIRST INVESTORS LIFE FOCUSED EQUITY FUND
December 31, 2002
----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
                                                                                                            $10,000 of
    Shares    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              COMMON STOCKS--95.5%
              Banks--5.5%
     2,400    Bank of America Corporation                                                         $166,968        $241
     2,900    Bank One Corporation                                                                 105,995         153
     2,900    Wachovia Corporation                                                                 105,676         153
----------------------------------------------------------------------------------------------------------------------
                                                                                                   378,639         547
----------------------------------------------------------------------------------------------------------------------
              Capital Goods--6.3%
     2,400    Boeing Company                                                                        79,176         114
    10,400    General Electric Company                                                             253,240         366
     5,000    Masco Corporation                                                                    105,250         152
----------------------------------------------------------------------------------------------------------------------
                                                                                                   437,666         632
----------------------------------------------------------------------------------------------------------------------
              Commercial Services & Supplies--2.4%
     9,100  * Accenture, Ltd. - Class "A"                                                          163,709         236
----------------------------------------------------------------------------------------------------------------------
              Consumer Durables & Apparel--2.0%
     3,100    NIKE, Inc. - Class "B"                                                               137,857         199
----------------------------------------------------------------------------------------------------------------------
              Diversified Financials--9.1%
     7,400    Citigroup, Inc.                                                                      260,406         376
     2,300    Goldman Sachs Group, Inc.                                                            156,630         226
     2,700    Household International, Inc.                                                         75,087         108
     3,700    Merrill Lynch & Company, Inc.                                                        140,415         203
----------------------------------------------------------------------------------------------------------------------
                                                                                                   632,538         913
----------------------------------------------------------------------------------------------------------------------
              Energy--6.4%
     3,200    ChevronTexaco Corporation                                                            212,736         307
     5,500    Schlumberger, Ltd.                                                                   231,495         334
----------------------------------------------------------------------------------------------------------------------
                                                                                                   444,231         641
----------------------------------------------------------------------------------------------------------------------
              Food & Drug Retailing--1.7%
     4,900  * Safeway, Inc.                                                                        114,464         165
----------------------------------------------------------------------------------------------------------------------
              Food/Beverage/Tobacco--1.8%
     3,000    PepsiCo, Inc.                                                                        126,660         183
----------------------------------------------------------------------------------------------------------------------
              Health Care Equipment & Services--.9%
     2,300    Baxter International, Inc.                                                            64,400          93
----------------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
                                                                                                            $10,000 of
    Shares    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Hotels/Restaurants/Leisure--1.1%
     4,700    McDonald's Corporation                                                               $75,576        $109
----------------------------------------------------------------------------------------------------------------------
              Household & Personal Products--3.5%
     4,700    Gillette Company                                                                     142,692         206
     2,100    Kimberly-Clark Corporation                                                            99,687         144
----------------------------------------------------------------------------------------------------------------------
                                                                                                   242,379         350
----------------------------------------------------------------------------------------------------------------------
              Insurance--5.3%
     4,600    American International Group, Inc.                                                   266,110         384
     2,200    Marsh & McLennan Companies, Inc.                                                     101,662         147
----------------------------------------------------------------------------------------------------------------------
                                                                                                   367,772         531
----------------------------------------------------------------------------------------------------------------------
              Materials--3.7%
     5,600    Alcoa, Inc.                                                                          127,568         184
     3,600    International Paper Company                                                          125,892         182
----------------------------------------------------------------------------------------------------------------------
                                                                                                   253,460         366
----------------------------------------------------------------------------------------------------------------------
              Media--6.5%
    19,000  * AOL Time Warner, Inc.                                                                248,900         359
     6,100  * Comcast Corporation - Class "A"                                                      137,799         199
     1,000    Omnicom Group, Inc.                                                                   64,600          93
----------------------------------------------------------------------------------------------------------------------
                                                                                                   451,299         651
----------------------------------------------------------------------------------------------------------------------
              Pharmaceuticals & Biotechnology--16.8%
     5,900    Abbott Laboratories                                                                  236,000         340
     2,600  * Amgen, Inc.                                                                          125,684         181
     5,100  * Genzyme Corporation                                                                  150,807         218
    11,600    Pfizer, Inc.                                                                         354,612         512
     6,200    Schering-Plough Corporation                                                          137,640         199
     4,300    Wyeth                                                                                160,820         232
----------------------------------------------------------------------------------------------------------------------
                                                                                                 1,165,563       1,682
----------------------------------------------------------------------------------------------------------------------
              Retailing--3.1%
     5,700    Home Depot, Inc.                                                                     136,572         197
     1,500    Wal-Mart Stores, Inc.                                                                 75,765         109
----------------------------------------------------------------------------------------------------------------------
                                                                                                   212,337         306
----------------------------------------------------------------------------------------------------------------------




Portfolio of Investments (continued)
FIRST INVESTORS LIFE FOCUSED EQUITY FUND
December 31, 2002
----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
                                                                                                            $10,000 of
    Shares    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Software & Services--5.5%
     5,800  * Microsoft Corporation                                                               $299,860        $433
     7,700  * Oracle Corporation                                                                    83,160         120
----------------------------------------------------------------------------------------------------------------------
                                                                                                   383,020         553
----------------------------------------------------------------------------------------------------------------------
              Technology Hardware & Equipment--8.5%
     6,200  * Cisco Systems, Inc.                                                                   81,220         117
     9,858    Hewlett-Packard Company                                                              171,135         247
    11,300    Intel Corporation                                                                    175,941         254
     1,300    International Business Machines Corporation                                          100,750         146
     3,800    Texas Instruments, Inc.                                                               57,038          82
----------------------------------------------------------------------------------------------------------------------
                                                                                                   586,084         846
----------------------------------------------------------------------------------------------------------------------
              Telecommunication Services--2.7%
     6,900    SBC Communications, Inc.                                                             187,059         270
----------------------------------------------------------------------------------------------------------------------
              Transportation--2.0%
     2,600    FedEx Corporation                                                                    140,972         204
----------------------------------------------------------------------------------------------------------------------
              Utilities--.7%
       900    Exelon Corporation                                                                    47,493          69
----------------------------------------------------------------------------------------------------------------------
Total Value of Common Stocks (cost $7,797,293)                                                   6,613,178       9,546
----------------------------------------------------------------------------------------------------------------------
              REPURCHASE AGREEMENT--4.3%
      $300M   Paribas Corp., 1.1%, 1/2/03 (collateralized by
                U.S. Treasury Note, 5.375%, 6/30/03,
                valued at $306,141) (cost $300,000)                                                300,000         433
----------------------------------------------------------------------------------------------------------------------
Total Value of Investments (cost $8,097,293)                                          99.8%      6,913,178       9,979
Other Assets, Less Liabilities                                                          .2          14,863          21
----------------------------------------------------------------------------------------------------------------------
Net Assets                                                                           100.0%     $6,928,041     $10,000
======================================================================================================================

* Non-income producing


See notes to financial statements



Portfolio Manager's Letter
FIRST INVESTORS LIFE GOVERNMENT FUND

Dear Investor:

For the year ended December 31, 2002, the Fund's return on a net asset value basis was 7.8%. During the period, the Fund declared dividends from net investment income of 52.3 cents per share.

The Life Government Fund continued to invest primarily in Government National Mortgage Association (GNMA) mortgage-backed bonds ("Ginnie Maes"). The factors that drove the Fund's performance during the year were the substantial decline in interest rates and record prepayments on mortgage-backed bonds.

The record amount of prepayments occurred as homeowners took advantage of both the lowest mortgage rates in decades (the 30-year mortgage rate fell to 6%), and rising property prices to refinance outstanding mortgages. In this environment, lower-coupon, mortgage-backed bonds generally outperformed higher-coupon, mortgage-backed bonds. Also, while mortgage-backed bonds had relatively high returns, non-mortgage-backed bonds -- such as U.S. Treasury securities -- had higher returns.

At the beginning of 2002, the Fund's composition was 70% mortgage-backed bonds, 26% U.S. Treasury and agency notes, and 4% in cash equivalents. The Fund benefited during the year from its relatively high percentage of assets in intermediate maturity U.S. agency notes, which outperformed mortgage-backed bonds. The Fund's returns were negatively affected by a high level of prepayments on its high-coupon, mortgage-backed holdings. In particular, a position in GNMA 8% coupon, mortgage-backed bonds that accounted for 8% of the Fund's assets was prepaid in its entirety in April. The Fund ended the reporting period with 76% of its assets in mortgage-backed bonds, 19% in Treasury and agency holdings, and 5% in cash equivalents.

Thank you for making the Life Government Fund part of your investment strategy. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ CLARK D. WAGNER

Clark D. Wagner
Director of Fixed Income
First Investors Management Company, Inc.
  and Portfolio Manager

January 31, 2003



Cumulative Performance Information
FIRST INVESTORS LIFE GOVERNMENT FUND

Comparison of change in value of $10,000 investment in the First
Investors Life Government Fund, the Salomon Brothers Mortgage Index and the Salomon Brothers Government Index.

                      LIFE     SALOMON BROTHERS               SALOMON BROTHERS
           GOVERNMENT FUND       MORTGAGE INDEX               GOVERNMENT INDEX
Dec-92             $10,000              $10,000                        $10,000
Dec-93              10,638               10,704                         11,068
Dec-94              10,202               10,551                         10,695
Dec-95              11,796               12,320                         12,663
Dec-96              12,219               12,981                         13,035
Dec-97              13,272               14,184                         14,293
Dec-98              14,273               15,174                         15,700
Dec-99              14,423               15,452                         15,349
Dec-00              15,943               17,196                         17,368
Dec-01              17,375               18,606                         18,624
Dec-02              18,729               20,254                         20,777

(INSET BOX IN CHART READS:)

          Average Annual Total Returns*
One Year            7.79%
Five Years          7.13%
Ten Years           6.48%

  The graph compares a $10,000 investment in the First Investors Life Government Fund beginning 12/31/92 with theoretical investments in the Salomon Brothers Mortgage Index and the Salomon Brothers Treasury/Government Sponsored Index. The Salomon Brothers Mortgage Index is a market capitalization- weighted index that consists of all agency pass-throughs and FHA and GNMA project notes. The Salomon Brothers Treasury/Government Sponsored Index is a market capitalization-weighted index that consists of debt issued by the U.S. Treasury and U.S. Government sponsored agencies. Every issue included in the Indices is trader-priced, and the Indices follow consistent and realistic availability limits, including only those securities with sufficient amounts outstanding. It is not possible to invest directly in these Indices. In addition, the Indices do not take into account fees and expenses that an investor would incur in purchasing securities in the Indices. For purposes of the graph and the accompanying table, it is assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the periods ended 12/31/02. During the periods shown, some or all of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Average Annual Total Return for One Year, Five Years and Ten Years would have been 7.64%, 6.97% and 6.26%, respectively.

The returns shown do not reflect any sales charge, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Salomon Brothers Mortgage Index and Salomon Brothers Treasury/Government Sponsored Index figures are from Salomon Brothers and all other figures are from First Investors Management Company, Inc.




Portfolio of Investments
FIRST INVESTORS LIFE GOVERNMENT FUND
December 31, 2002
----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
 Principal                                                                                                  $10,000 of
    Amount    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              MORTGAGE-BACKED CERTIFICATES--76.0%
              Federal Home Loan Mortgage Corporation--13.8%
    $1,238M     6%, 8/1/2032                                                                    $1,282,809        $512
     1,475M     6.5%, 2/1/2032-7/1/2032                                                          1,537,664         613
       590M     8.5%, 7/1/2016-9/1/2024                                                            641,822         256
----------------------------------------------------------------------------------------------------------------------
                                                                                                 3,462,295       1,381
----------------------------------------------------------------------------------------------------------------------
              Federal National Mortgage Association--9.5%
       483M     7%, 5/1/2031                                                                       510,717         203
     1,034M     9%, 6/1/2015-11/1/2026                                                           1,150,608         459
       628M     11%, 10/1/2015                                                                     731,560         292
----------------------------------------------------------------------------------------------------------------------
                                                                                                 2,392,885         954
----------------------------------------------------------------------------------------------------------------------
              Government National Mortgage Association I Program--52.7%
     2,530M     6%, 3/15/2032-11/15/2032                                                         2,638,644       1,052
     3,257M     6.5%, 6/15/2029-8/15/2032                                                        3,425,112       1,366
     4,522M     7%, 1/15/2028-10/15/2032                                                         4,806,357       1,917
     1,003M     7.5%, 9/15/2029                                                                  1,071,415         427
       478M     8.5%, 11/15/2031                                                                   520,877         208
       657M     10%, 5/15/2019-8/15/2019                                                           748,056         298
----------------------------------------------------------------------------------------------------------------------
                                                                                                13,210,461       5,268
----------------------------------------------------------------------------------------------------------------------
Total Value of Mortgage-Backed Certificates (cost $18,668,818)                                  19,065,641       7,603
----------------------------------------------------------------------------------------------------------------------
              U.S. GOVERNMENT AGENCY OBLIGATIONS--14.7%
     2,000M   Federal Farm Credit Bank, 5%, 3/2/2010                                             2,016,184         804
     1,480M   Federal Home Loan Bank, 5.8%, 9/2/2008                                             1,668,297         665
----------------------------------------------------------------------------------------------------------------------
Total Value of U.S. Government Agency Obligations
  (cost $3,465,479)                                                                              3,684,481       1,469
----------------------------------------------------------------------------------------------------------------------
              U.S. GOVERNMENT OBLIGATIONS--4.2%
     1,000M   U.S. Treasury Notes, 4.375%, 8/15/2012
                (cost $1,042,930)                                                                1,045,586         417
----------------------------------------------------------------------------------------------------------------------
              SHORT-TERM CORPORATE NOTES--12.0%
      $400M   General Electric Capital Corp., 1.2%, 1/2/03                                        $399,987        $159
       900M   Kraft Foods, Inc., 1.29%, 1/22/03                                                    899,323         359
       900M   New Jersey Natural Gas Co., 1.35%, 1/22/03                                           899,291         359
       800M   Prudential Funding Corp., 1.2%, 1/2/03                                               799,973         319
----------------------------------------------------------------------------------------------------------------------
Total Value of Short-Term Corporate Notes (cost $2,998,574)                                      2,998,574       1,196
----------------------------------------------------------------------------------------------------------------------
Total Value of Investments (cost $26,175,801)                                        106.9%     26,794,282      10,685
Excess of Liabilities Over Other Assets                                               (6.9)     (1,717,302)       (685)
----------------------------------------------------------------------------------------------------------------------
Net Assets                                                                           100.0%    $25,076,980     $10,000
======================================================================================================================


See notes to financial statements



Portfolio Manager's Letter
FIRST INVESTORS LIFE GROWTH FUND

Dear Investor:

For the year ended December 31, 2002, the Fund's return on a net asset value basis was -22.2%. During the period, the Fund declared dividends from net investment income of 6.2 cents per share.

U.S. equity markets finished in negative territory for the third consecutive year. The equity markets reacted negatively to news of a sluggish job market, rising oil prices, and a potential invasion of Iraq. Although we do share concerns regarding the global outlook toward war and terrorism we are less concerned about the long-term implications of corporate fraud. Changes have begun to be made within corporate reporting standards and our belief is the net result of this period will be increased confidence in the quality of earnings. For the year, value outperformed growth while mid-cap stocks outperformed both large and small caps.

There was a gradual economic recovery over the course of 2002 in both the economy and corporate earnings. In the third quarter, real GDP grew by 3.2% versus a year ago and S&P operating earnings rose 10%. We expect similar growth rates in 2003. The consumer has been the mainstay of growth, but support from this sector is expected to be moderate going forward. Over the past few months, spending has been helped by record "cash-outs" from mortgage refinancing. Going forward, however, we expect a slow employment recovery, geopolitical concerns, and higher oil prices to slow spending gains. A stronger job market later in 2003 should set the stage for stronger consumption in 2004. We are hopeful that accommodative monetary policies and the ongoing improvement in corporate balance sheets will improve the growth environment in 2004.

The Fund's performance for the year was driven not only by the overall equity markets but also by some negative stock selection, most notably in the telecommunication services and consumer staples sectors. However, our sector allocation was positive for the year and served to partially offset the impact of stock selection. We were appropriately underweight in the poor-performing telecommunication services sector, which declined 35% for the year. In fact, this underweight position represented the largest positive sector contribution to the Fund's performance. Nevertheless, one of our telecommunication services holdings was WorldCom, and the negative impact of this holding largely counteracted the positive effect gained by underweighting the sector for most of 2002.

Our current investment posture has a modest cyclical bias toward industrial areas but with an underweight toward consumer cyclical and financial sectors. At year-end, the largest overweight positions were in the software, materials, media, and energy sectors. The largest underweight positions were in the food, beverage and tobacco,



Portfolio Manager's Letter (continued)
FIRST INVESTORS LIFE GROWTH FUND

telecommunication services, and bank sectors. We believe software spending will pick up in 2003, aided by a business upgrade cycle and/or expanded write-offs for capital expenditures. Media is overweight as this sector continues to enjoy above average earnings trends. The overweight positions in the energy and materials sectors are based on expected global economic growth later this year.

Looking forward to 2003, we retain our view of a moderately improving economic environment with deflationary risks gradually receding but with global growth remaining sub-par as corporate and consumer balance sheets remain a top priority. Factors that point to better macroeconomic trends this year include low interest rates, rising fiscal spending, money supply growth, and likely tax cuts. Factors offsetting these expansionary factors are high individual debt levels, weak employment trends, globally competitive pricing, low industrial capacity utilization and weak state budgets. While low interest rates and gradually improving earnings are pluses for valuation, uncertain capital flows, a large U.S. current account deficit, and a weaker currency may limit valuation expansion. Overall, while significant crosscurrents remain, particularly the various geopolitical uncertainties, we can begin to envision an environment of declining risks associated with the bursting of the technology bubble, which increases the likelihood of better stock market returns.

Thank you for making the Life Growth Fund part of your investment strategy. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/S/ MATTHEW E. MEGARGEL

Matthew E. Megargel
Lead Portfolio Manager

January 31, 2003



Cumulative Performance Information
FIRST INVESTORS LIFE GROWTH FUND

Comparison of change in value of $10,000 investment in the First
Investors Life Growth Fund and the Standard & Poor's 500 Index.

                                 LIFE              STANDARD & POOR'S
                          GROWTH FUND                      500 INDEX
Dec-92                        $10,000                        $10,000
Dec-93                         10,600                         11,006
Dec-94                         10,295                         11,151
Dec-95                         12,881                         15,342
Dec-96                         16,031                         18,865
Dec-97                         20,725                         25,159
Dec-98                         26,393                         32,288
Dec-99                         33,379                         39,082
Dec-00                         33,389                         35,524
Dec-01                         28,926                         31,300
Dec-02                         22,493                         24,383

(INSET BOX IN CHART READS:)

          Average Annual Total Returns*
One Year          (22.24%)
Five Years          1.65%
Ten Years           8.44%

  The graph compares a $10,000 investment in the First Investors Life Growth Fund beginning 12/31/92 with a theoretical investment in the Standard & Poor's 500 Index. The Standard & Poor's 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of such stocks, which represent all major industries. It is not possible to invest directly in this Index. In addition, the Index does not take into account fees and expenses that an investor would incur in purchasing securities in the Index. For purposes of the graph and the accompanying table, it is assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the periods ended
  12/31/02.

  The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Standard & Poor's 500 Index figures are from Standard & Poor's and all other figures are from First Investors Management Company, Inc.




Portfolio of Investments
FIRST INVESTORS LIFE GROWTH FUND
December 31, 2002
----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
                                                                                                            $10,000 of
    Shares    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              COMMON STOCKS--97.5%
              Banks--7.2%
    37,000    Bank of America Corporation                                                       $2,574,090        $146
    88,100    Bank One Corporation                                                               3,220,055         183
    28,300    Banknorth Group, Inc.                                                                639,580          36
    55,000    KeyCorp                                                                            1,382,700          78
    50,400    Sovereign Bancorp, Inc.                                                              708,120          40
    49,800    UnionBanCal Corporation                                                            1,955,646         111
    59,400    Wachovia Corporation                                                               2,164,536         123
----------------------------------------------------------------------------------------------------------------------
                                                                                                12,644,727         717
----------------------------------------------------------------------------------------------------------------------
              Capital Goods--7.3%
    15,900    3M Company                                                                         1,960,470         111
    47,700    Boeing Company                                                                     1,573,623          89
   176,700    General Electric Company                                                           4,302,645         244
    17,900    ITT Industries, Inc.                                                               1,086,351          62
    99,100    Masco Corporation                                                                  2,086,055         118
    19,600    Northrop Grumman Corporation                                                       1,901,200         108
----------------------------------------------------------------------------------------------------------------------
                                                                                                12,910,344         732
----------------------------------------------------------------------------------------------------------------------
              Commercial Services & Supplies--2.3%
   117,000  * Accenture, Ltd.                                                                    2,104,830         119
    19,000    Automatic Data Processing, Inc.                                                      745,750          42
    53,000    Waste Management, Inc.                                                             1,214,760          69
----------------------------------------------------------------------------------------------------------------------
                                                                                                 4,065,340         230
----------------------------------------------------------------------------------------------------------------------
              Consumer Durables & Apparel--1.7%
    10,900  * Columbia Sportswear Company                                                          484,178          28
    37,300    D.R. Horton, Inc.                                                                    647,155          37
    24,500    Liz Claiborne, Inc.                                                                  726,425          41
    11,800  * Mohawk Industries, Inc.                                                              672,010          38
     7,600    Polaris Industries, Inc.                                                             445,360          25
----------------------------------------------------------------------------------------------------------------------
                                                                                                 2,975,128         169
----------------------------------------------------------------------------------------------------------------------
              Diversified Financials--6.9%
   132,252    Citigroup, Inc.                                                                    4,653,948         264
    13,300    Countrywide Financial Corporation                                                    686,945          39
     8,200    Federated Investors, Inc.                                                            208,034          12
    51,300    Household International, Inc.                                                      1,426,653          81
     5,150  * Investment Technology Group, Inc.                                                    115,154           6
----------------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
                                                                                                            $10,000 of
    Shares    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Diversified Financials (continued)
    46,100    Legg Mason, Inc.                                                                  $2,237,694        $127
    66,600    Merrill Lynch & Company, Inc.                                                      2,527,470         143
    39,700  * Providian Financial Corporation                                                      257,653          15
----------------------------------------------------------------------------------------------------------------------
                                                                                                12,113,551         687
----------------------------------------------------------------------------------------------------------------------
              Energy--6.5%
    61,600    Chesapeake Energy Corporation                                                        476,784          27
    30,600    ChevronTexaco Corporation                                                          2,034,288         115
    52,800    EOG Resources, Inc.                                                                2,107,776         120
   134,300    ExxonMobil Corporation                                                             4,692,442         266
    39,200    Schlumberger, Ltd.                                                                 1,649,928          94
    43,300  * Swift Energy Company                                                                 418,711          24
----------------------------------------------------------------------------------------------------------------------
                                                                                                11,379,929         646
----------------------------------------------------------------------------------------------------------------------
              Food & Drug Retailing--1.9%
    52,400    CVS Corporation                                                                    1,308,428          74
    86,000  * Safeway, Inc.                                                                      2,008,960         114
----------------------------------------------------------------------------------------------------------------------
                                                                                                 3,317,388         188
----------------------------------------------------------------------------------------------------------------------
              Food/Beverage/Tobacco--2.3%
    28,100  * Constellation Brands, Inc. - Class "A"                                               666,251          38
    17,400    General Mills, Inc.                                                                  816,930          46
     8,100    Pepsi Bottling Group, Inc.                                                           208,170          12
    57,500    PepsiCo, Inc.                                                                      2,427,650         138
----------------------------------------------------------------------------------------------------------------------
                                                                                                 4,119,001         234
----------------------------------------------------------------------------------------------------------------------
              Health Care Equipment & Services--4.6%
    40,600  * Albany Molecular Research, Inc.                                                      600,515          34
     9,800  * Anthem, Inc.                                                                         616,420          35
    29,000  * Caremark Rx, Inc.                                                                    471,250          27
    26,000  * Edwards Lifesciences Corporation                                                     662,220          38
    47,600  * Guidant Corporation                                                                1,468,460          83
    31,100    HCA, Inc.                                                                          1,290,650          73
    11,700  * Henry Schein, Inc.                                                                   526,500          30
    76,500  * Laboratory Corporation of America Holdings                                         1,777,860         101
     5,100  * Tenet Healthcare Corporation                                                          83,640           5
    22,400  * Triad Hospitals, Inc.                                                                668,192          38
----------------------------------------------------------------------------------------------------------------------
                                                                                                 8,165,707         464
----------------------------------------------------------------------------------------------------------------------




Portfolio of Investments (continued)
FIRST INVESTORS LIFE GROWTH FUND
December 31, 2002
----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
                                                                                                            $10,000 of
    Shares    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Hotels/Restaurants/Leisure--1.8%
    31,500  * Brinker International, Inc.                                                       $1,015,875         $58
     9,600  * CEC Entertainment, Inc.                                                              294,720          17
    24,450    Darden Restaurants, Inc.                                                             500,002          28
    82,900    McDonald's Corporation                                                             1,333,032          76
----------------------------------------------------------------------------------------------------------------------
                                                                                                 3,143,629         179
----------------------------------------------------------------------------------------------------------------------
              Household & Personal Products--2.2%
    63,100    Gillette Company                                                                   1,915,716         109
    42,100    Kimberly-Clark Corporation                                                         1,998,487         113
----------------------------------------------------------------------------------------------------------------------
                                                                                                 3,914,203         222
----------------------------------------------------------------------------------------------------------------------
              Insurance--6.0%
     9,600    Ambac Financial Group, Inc.                                                          539,904          31
    73,974    American International Group, Inc.                                                 4,279,396         243
    19,800    Arthur J. Gallagher & Company                                                        581,724          33
    54,700    Manulife Financial Corporation                                                     1,187,537          67
    57,400    Marsh & McLennan Companies, Inc.                                                   2,652,454         150
     5,300    MBIA, Inc.                                                                           232,458          13
    34,400    St. Paul Companies, Inc.                                                           1,171,320          66
----------------------------------------------------------------------------------------------------------------------
                                                                                                10,644,793         603
----------------------------------------------------------------------------------------------------------------------
              Materials--4.5%
    68,600    Alcoa, Inc.                                                                        1,562,708          89
     9,500  * Cabot Microelectronics Corporation                                                   448,400          25
    90,800    Dow Chemical Company                                                               2,696,760         153
    38,600    International Paper Company                                                        1,349,842          77
    39,900  * Pactiv Corporation                                                                   872,214          49
    66,200  * Smurfit-Stone Container Corporation                                                1,018,884          58
----------------------------------------------------------------------------------------------------------------------
                                                                                                 7,948,808         451
----------------------------------------------------------------------------------------------------------------------
              Media--5.8%
   195,900  * AOL Time Warner, Inc.                                                              2,566,290         146
     5,600  * Catalina Marketing Corporation                                                       103,600           6
   106,300  * Comcast Corporation - Class "A"                                                    2,401,317         136
     4,800  * Cox Radio, Inc.                                                                      109,488           6
    28,400    Gannett Company, Inc.                                                              2,039,120         116
    46,400    Omnicom Group, Inc.                                                                2,997,440         170
----------------------------------------------------------------------------------------------------------------------
                                                                                                10,217,255         580
----------------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
                                                                                                            $10,000 of
    Shares    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Pharmaceuticals & Biotechnology--10.6%
    69,300    Abbott Laboratories                                                               $2,772,000        $157
    37,000    Eli Lilly & Company                                                                2,349,500         133
    31,800  * Gilead Sciences, Inc.                                                              1,081,200          61
    25,700  * IDEC Pharmaceuticals Corporation                                                     852,469          48
    27,300  * King Pharmaceuticals, Inc.                                                           469,287          27
   104,775    Pfizer, Inc.                                                                       3,202,972         182
    70,000    Pharmacia Corporation                                                              2,926,000         166
    90,400    Schering-Plough Corporation                                                        2,006,880         114
    22,100  * Watson Pharmaceuticals, Inc.                                                         624,767          35
    65,200    Wyeth                                                                              2,438,480         138
----------------------------------------------------------------------------------------------------------------------
                                                                                                18,723,555       1,061
----------------------------------------------------------------------------------------------------------------------
              Retailing--3.9%
     6,700  * CDW Computer Centers, Inc.                                                           293,795          17
    20,600  * Chico's FAS, Inc.                                                                    389,546          22
    74,000    Home Depot, Inc.                                                                   1,773,040         101
    20,600  * Linens 'n Things, Inc.                                                               465,560          26
    16,200  * Michaels Stores, Inc.                                                                507,060          29
     8,200  * Too, Inc.                                                                            192,864          11
    63,600    Wal-Mart Stores, Inc.                                                              3,212,436         182
----------------------------------------------------------------------------------------------------------------------
                                                                                                 6,834,301         388
----------------------------------------------------------------------------------------------------------------------
              Software & Services--6.6%
   169,800  * Cadence Design Systems, Inc.                                                       2,001,942         114
    17,400  * Manhattan Associates, Inc.                                                           411,684          23
   104,500  * Microsoft Corporation                                                              5,402,650         306
   131,700  * Oracle Corporation                                                                 1,422,360          81
    84,900  * SunGard Data Systems, Inc.                                                         2,000,244         114
    26,300  * Verity, Inc.                                                                         352,183          20
----------------------------------------------------------------------------------------------------------------------
                                                                                                11,591,063         658
----------------------------------------------------------------------------------------------------------------------
              Technology Hardware & Equipment--8.8%
   183,800  * Cisco Systems, Inc.                                                                2,407,780         137
    21,800  * Comverse Technology, Inc.                                                            218,436          12
    33,600  * Fairchild Semiconductor Corporation                                                  359,856          20
   160,967    Hewlett-Packard Company                                                            2,794,387         158
   153,000    Intel Corporation                                                                  2,382,210         135
    32,000    International Business Machines Corporation                                        2,480,000         141
    65,500  * International Rectifier Corporation                                                1,209,130          69
----------------------------------------------------------------------------------------------------------------------




Portfolio of Investments (continued)
FIRST INVESTORS LIFE GROWTH FUND
December 31, 2002
----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
 Shares or                                                                                                   For Each
 Principal                                                                                                  $10,000 of
    Amount    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Technology Hardware & Equipment (continued)
    21,200  * Lattice Semiconductor Corporation                                                   $185,924         $11
     7,800  * Novellus Systems, Inc.                                                               219,024          12
    88,300  * Sanmina - SCI Corporation                                                            396,467          22
    28,625    Symbol Technologies, Inc.                                                            235,298          13
    29,900  * Tekelec                                                                              312,455          18
    68,800    Texas Instruments, Inc.                                                            1,032,688          59
    58,800  * Waters Corporation                                                                 1,280,664          73
----------------------------------------------------------------------------------------------------------------------
                                                                                                15,514,319         880
----------------------------------------------------------------------------------------------------------------------
              Telecommunication Services--2.2%
    76,200  * Nextel Communications, Inc.                                                          880,110          50
   113,200    SBC Communications, Inc.                                                           3,068,852         174
----------------------------------------------------------------------------------------------------------------------
                                                                                                 3,948,962         224
----------------------------------------------------------------------------------------------------------------------
              Transportation--2.1%
    12,900    CNF, Inc.                                                                            428,796          24
    30,800  * EGL, Inc.                                                                            438,900          25
    51,700    FedEx Corporation                                                                  2,803,174         159
----------------------------------------------------------------------------------------------------------------------
                                                                                                 3,670,870         208
----------------------------------------------------------------------------------------------------------------------
              Utilities--2.3%
    59,800    Cinergy Corporation                                                                2,016,456         114
    37,300    Exelon Corporation                                                                 1,968,321         112
----------------------------------------------------------------------------------------------------------------------
                                                                                                 3,984,777         226
----------------------------------------------------------------------------------------------------------------------
Total Value of Common Stocks (cost $170,174,481)                                               171,827,650       9,747
----------------------------------------------------------------------------------------------------------------------
              REPURCHASE AGREEMENT--2.5%
    $4,480M   Paribas Corp., 1.1%, 1/2/03 (collateralized by
                U.S. Treasury Note, 5.25%, 8/15/03
                valued at $4,568,780) (cost $4,480,000)                                          4,480,000         254
----------------------------------------------------------------------------------------------------------------------
Total Value of Investments (cost $174,654,481)                                       100.0%    176,307,650      10,001
Excess of Liabilities Over Other Assets                                                 .0         (26,291)         (1)
----------------------------------------------------------------------------------------------------------------------
Net Assets                                                                           100.0%   $176,281,359     $10,000
======================================================================================================================

* Non-income producing


See notes to financial statements



Portfolio Managers' Letter
FIRST INVESTORS LIFE HIGH YIELD FUND

Dear Investor:

For the year ended December 31, 2002, the Fund's return on a net asset value basis was 2.3%. During the period, the Fund declared dividends from net investment income of 89.4 cents per share.

Macroeconomic factors that contributed to the Fund's performance during the fiscal year were the pace of economic recovery, the prospect of war, and a flight to quality by investors. The lack of sustainability of the economic recovery cut short the corporate profit cycle and concerns about a "double dip" recession caused a reduction in corporate investment. The prospect of war with Iraq and its effect on oil prices throughout the year hurt the profitability of many industrial companies. The seemingly endless stream of corporate fraud announcements and the resulting market volatility shattered investor confidence. Reflecting these concerns, the yield spread between high yield bonds and Treasuries reached its widest level since the early 1990s recession.

Given the bearish market environment, market participants shifted their profiles based on their appetite for risk. Asset classes perceived as less risky (i.e., U.S. Treasuries, high quality investment grade corporate bonds and government-backed mortgage securities) were the best performers in fiscal year 2002; the riskiest asset classes such as equities suffered steep losses. The high-yield market was between these extremes.

In this environment, the main contributor to Fund performance was its defensive positioning. Our view entering 2002 was that the economic recovery would be slower than the market consensus. Therefore, the Fund took overweight positions in defensive industries such as cable television, diversified media, and health care. Diversified media was one of the top performing sectors in 2002 and health care also outperformed the market. Our attempt to position the Fund defensively did not work perfectly, however. The cable television sector, traditionally a defensive play, was the worst performing sector in the high yield market in 2002. Nonetheless, our strategy overall was successful and aided Fund performance.

Other factors that positively contributed to the Fund's performance were overweight positions in the energy and transportation sectors. The energy sector continued to perform well due to strong oil and gas prices. The transportation sector was helped by strong automotive sales. An underweight position in the utilities sector helped performance as this sector suffered from the fallout from Enron and overcapacity as newly constructed power plants drove down power prices.

By contrast, underweight positions in the gaming/leisure and financial services sectors hurt performance as both sectors outperformed the market. Given our view entering 2002 that the economic recovery would be slower than the market consensus, we were surprised that the gaming/leisure sector, which relies on discretionary spending by consumers, outperformed the market.

Corporate defaults were also an important factor in the performance of the Fund and the high yield market in general. Moody's issuer-weighted default rate for speculative grade bonds ended November 2002 at 8.7%, down from a peak of 10.8% in January 2002. The good news was that the default rate fell nine out of eleven months in 2002. On the flip side,



Portfolio Managers' Letter (continued)
FIRST INVESTORS LIFE HIGH YIELD FUND

the default rate was at a higher level for a longer period of time than in previous years. Moody's forecasting model predicts that the default rate will finish 2002 near 8.5%. Moody's 12-month forecast indicates that the default rate will continue to trend downward towards 7.1% by the end of the fourth quarter of 2003. A 7% default rate, though, is still approximately double the historical default rate.

Looking to 2003, we are cautiously optimistic. The U.S. economy seems to be in a low-growth, low-inflation environment. While this will make it difficult for high yield issuers to "grow out" of their debts, productivity gains and low interest rates do allow some room for deleveraging. Additionally, low dollar prices on existing bonds combined with a declining default rate are bullish for our market. On the negative side, geopolitical uncertainty looms large. The biggest risk to our outlook is on the geopolitical front, where the escalation of hostilities in the Middle East or elsewhere can trigger a flight of capital out of "risky" asset classes. In addition, the recent run up in oil prices due to the Iraqi situation and the strike by workers at PDVSA, Venezuela's state-operated energy company, have hurt the profitability of industrial companies and may lower business investment in the near term. In the longer run, if a "double-dip" recession were to occur, the decline of default rates would slow.

Thank you for making the Life High Yield Fund part of your investment strategy. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/S/ RICHARD T. BOURKE

Richard T. Bourke
Co-Portfolio Manager

/S/ GREG MILLER

Greg Miller
Co-Portfolio Manager

January 31, 2003



Cumulative Performance Information
FIRST INVESTORS LIFE HIGH YIELD FUND

Comparison of change in value of $10,000 investment in the First
Investors Life High Yield Fund and the CS First Boston High Yield Index.

                                 LIFE                CS FIRST BOSTON
                      HIGH YIELD FUND               HIGH YIELD INDEX
Dec-92                        $10,000                        $10,000
Dec-93                         11,816                         11,891
Dec-94                         11,631                         11,776
Dec-95                         13,937                         13,822
Dec-96                         15,687                         15,539
Dec-97                         17,643                         17,502
Dec-98                         18,198                         17,603
Dec-99                         19,100                         18,001
Dec-00                         17,885                         16,887
Dec-01                         17,265                         17,942
Dec-02                         17,654                         18,486

(INSET BOX IN CHART READS:)

          Average Annual Total Returns*
One Year             2.25%
Five Years           0.01%
Ten Years            5.85%

  The graph compares a $10,000 investment in the First Investors Life High Yield Fund beginning 12/31/92 with a theoretical investment in the CS First Boston High Yield Index. The CS First Boston High Yield Index is designed to measure the performance of the high yield bond market. As of 12/31/02, the Index consisted of 1,500 different issues, most of which are cash pay, but also included in the Index are zero-coupon bonds, step bonds, payment-in-kind bonds and bonds which are in default. As of 12/31/02, approximately 4.3% of the market value of the Index was in default. The bonds included in the Index have an average life of 6.3 years, an average maturity of 7.1 years, an average duration of 4.0 years and an average coupon of 9.35%. It is not possible to invest directly in this Index. In addition, the Index does not take into account fees and expenses that an investor would incur in purchasing securities in the Index. For purposes of the graph and the accompanying table, it is assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the periods ended
  12/31/02.

  The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The issuers of the high yield bonds, in which the Fund primarily invests, pay higher interest rates because they have a greater likelihood of financial difficulty, which could result in their inability to repay the bonds fully when due. Prices of high yield bonds are also subject to greater fluctuations. CS First Boston High Yield Index figures are from CS First Boston Corporation and all other figures are from First Investors Management Company, Inc.




Portfolio of Investments
FIRST INVESTORS LIFE HIGH YIELD FUND
December 31, 2002
----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
 Principal                                                                                                  $10,000 of
    Amount    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              CORPORATE BONDS--89.4%
              Aerospace/Defense--1.7%
      $400M   Alliant Techsystems, Inc., 8.5%, 2011                                               $434,000         $88
       400M   L-3 Communications Corp., 7.625%, 2012                                               414,000          84
----------------------------------------------------------------------------------------------------------------------
                                                                                                   848,000         172
----------------------------------------------------------------------------------------------------------------------
              Automotive--5.2%
       550M   Accuride Corp., 9.25%, 2008                                                          332,750          67
       175M   Asbury Automotive Group, 9%, 2012                                                    153,125          31
     1,000M   Collins & Aikman Products Co., 11.5%, 2006                                           845,000         170
       250M   Cummins Engine, Inc., 9.5%, 2010+                                                    267,500          54
       375M   Dana Corp., 9%, 2011                                                                 363,750          73
     1,000M   Special Devices, Inc., 11.375%, 2008                                                 640,000         129
----------------------------------------------------------------------------------------------------------------------
                                                                                                 2,602,125         524
----------------------------------------------------------------------------------------------------------------------
              Chemicals--4.5%
       500M   FMC Corp., 10.25%, 2009+                                                             542,500         109
       700M   Hydrochem Industrial Services, Inc., 10.375%, 2007                                   529,375         107
       350M   Lyondell Chemical Co., 9.5%, 2008                                                    327,250          66
       425M   Millennium America, Inc., 9.25%, 2008                                                445,187          90
       350M   Noveon, Inc., 11%, 2011                                                              385,875          78
----------------------------------------------------------------------------------------------------------------------
                                                                                                 2,230,187         450
----------------------------------------------------------------------------------------------------------------------
              Consumer Non-Durables--2.4%
       583M   Hines Horticulture, Inc., 12.75%, 2005                                               615,065         124
       500M   Playtex Products, Inc., 9.375%, 2011                                                 555,000         112
----------------------------------------------------------------------------------------------------------------------
                                                                                                 1,170,065         236
----------------------------------------------------------------------------------------------------------------------
              Electrical Equipment--1.6%
       750M   Amphenol Corp., 9.875%, 2007                                                         785,625         158
----------------------------------------------------------------------------------------------------------------------
              Energy--8.9%
       700M   Bluewater Finance, Ltd., 10.25%, 2012                                                689,500         139
       500M   Chesapeake Energy Corp., 9%, 2012                                                    532,500         107
       700M   Compagnie Generale de Geophysique, 10.625%, 2007                                     619,500         125
       300M   Dresser, Inc., 9.375%, 2011                                                          303,000          61
     1,000M   Giant Industries, Inc., 11%, 2012                                                    675,000         136
       700M   Tesoro Petroleum Corp., 9.625%, 2008                                                 479,500          97
----------------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
 Principal                                                                                                  $10,000 of
    Amount    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Energy (continued)
    $1,000M   Veritas DGC, Inc., 9.75%, 2003                                                      $995,000        $201
       135M   Vintage Petroleum, Inc., 9%, 2005                                                    136,350          28
----------------------------------------------------------------------------------------------------------------------
                                                                                                 4,430,350         894
----------------------------------------------------------------------------------------------------------------------
              Food/Drug--1.3%
       650M   Di Giorgio Corp., 10%, 2007                                                          641,875         129
----------------------------------------------------------------------------------------------------------------------
              Food/Tobacco--3.8%
     1,300M   Canandaigua Brands, Inc., 8.5%, 2009                                               1,368,250         276
       350M   Land O'Lakes, Inc., 8.75%, 2011                                                      196,000          40
       350M   Pilgrim's Pride Corp., 9.625%, 2011+                                                 327,250          66
----------------------------------------------------------------------------------------------------------------------
                                                                                                 1,891,500         382
----------------------------------------------------------------------------------------------------------------------
              Forest Products/Containers--4.9%
     1,050M   Packaging Corp. of America, 9.625%, 2009                                           1,131,375         228
       325M   Potlatch Corp., 10%, 2011                                                            357,500          72
       500M   Stone Container Corp., 9.75%, 2011                                                   537,500         108
       400M   Tekni-Plex, Inc., 12.75%, 2010                                                       376,000          77
----------------------------------------------------------------------------------------------------------------------
                                                                                                 2,402,375         485
----------------------------------------------------------------------------------------------------------------------
              Gaming/Leisure--4.6%
       500M   Circus & Eldorado/Silver Legacy, 10.125%, 2012                                       495,000         100
     1,000M   Isle of Capri Casinos, Inc., 8.75%, 2009                                           1,032,500         208
       375M   Outboard Marine Corp., 10.75%, 2008++**                                                  469          --
       700M   Park Place Entertainment Corp., 9.375%, 2007                                         749,000         151
----------------------------------------------------------------------------------------------------------------------
                                                                                                 2,276,969         459
----------------------------------------------------------------------------------------------------------------------
              Health Care--8.6%
       475M   Advanced Medical Optics, Inc., 9.25%, 2010                                           491,625          99
       175M   ALARIS Medical Systems, Inc., 11.625%, 2006                                          198,406          40
       700M   CONMED Corp., 9%, 2008                                                               731,500         148
              Fisher Scientific International, Inc.:
       500M     7.125%, 2005                                                                       510,000         103
       950M     9%, 2008                                                                           995,125         201
       600M   Genesis Health Ventures, Inc., 9.75%, 2005++                                           7,800           2
       350M   Insight Health Services Corp., 9.875%, 2011                                          337,750          68
       350M   MedQuest, Inc., 11.875%, 2012+                                                       343,000          69
----------------------------------------------------------------------------------------------------------------------




Portfolio of Investments (continued)
FIRST INVESTORS LIFE HIGH YIELD FUND
December 31, 2002
----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
 Principal                                                                                                  $10,000 of
    Amount    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Health Care (continued)
      $400M   PerkinElmer, Inc., 8.875%, 2013+                                                    $396,000         $80
       250M   Sybron Dental Specialties, 8.125%, 2012                                              253,750          51
----------------------------------------------------------------------------------------------------------------------
                                                                                                 4,264,956         861
----------------------------------------------------------------------------------------------------------------------
              Housing--2.0%
       250M   Integrated Electrical Services, Inc., 9.375%, 2009                                   231,250          47
       750M   Nortek, Inc., 9.875%, 2011                                                           754,688         152
----------------------------------------------------------------------------------------------------------------------
                                                                                                   985,938         199
----------------------------------------------------------------------------------------------------------------------
              Information Technology--3.0%
       400M   ChipPac International, Ltd., 12.75%, 2009                                            422,000          85
       350M   Exodus Communications, Inc., 10.75%, 2009++                                           19,250           4
     1,000M   Iron Mountain, Inc., 8.25%, 2011                                                   1,035,000         209
----------------------------------------------------------------------------------------------------------------------
                                                                                                 1,476,250         298
----------------------------------------------------------------------------------------------------------------------
              Investment/Finance Companies--.2%
       275M   Finova Group, Inc., 7.5%, 2009                                                        96,250          19
----------------------------------------------------------------------------------------------------------------------
              Manufacturing--1.5%
       750M   Clark Material Handling, Inc., 10.75%, 2006++                                          3,825           1
     1,040M   Columbus McKinnon Corp., 8.5%, 2008                                                  754,000         152
----------------------------------------------------------------------------------------------------------------------
                                                                                                   757,825         153
----------------------------------------------------------------------------------------------------------------------
              Media-Broadcasting--2.2%
       350M   Nexstar Finance LLC, 12%, 2008                                                       381,500          77
       350M   Sinclair Broadcasting Group, Inc., 8.75%, 2011                                       378,438          76
       340M   Young Broadcasting Corp., 10%, 2011                                                  340,850          69
----------------------------------------------------------------------------------------------------------------------
                                                                                                 1,100,788         222
----------------------------------------------------------------------------------------------------------------------
              Media-Cable TV--8.2%
       500M   Adelphia Communications Corp., 10.25%, 2011++                                        195,000          39
     1,000M   Charter Communications Holdings LLC, 10%, 2009                                       450,000          91
     1,100M   Diva Systems Corp., 0%-12.625%, 2008++                                                27,500           6
       800M   Echostar DBS, 9.375%, 2009                                                           850,000         171
     1,000M   Mediacom LLC/Mediacom Capital Corp., 7.875%, 2011                                    840,000         169
       700M   NTL, Inc., 11.5%, 2008++                                                              70,000          14
----------------------------------------------------------------------------------------------------------------------




December 31, 2002
----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
 Principal                                                                                                  $10,000 of
    Amount    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Media-Cable TV (continued)
    $1,000M   Rogers Communications, Inc., 8.875%, 2007                                           $960,000        $194
       700M   Star Choice Communications, Inc., 13%, 2005                                          665,000         134
----------------------------------------------------------------------------------------------------------------------
                                                                                                 4,057,500         818
----------------------------------------------------------------------------------------------------------------------
              Media-Diversified--9.0%
       500M   Block Communications, Inc., 9.25%, 2009                                              518,750         105
     1,000M   Carmike Cinemas, Inc., 10.375%, 2009                                                 911,250         184
     1,000M   Garden State Newspapers, Inc., 8.625%, 2011                                        1,015,000         205
     1,000M   Mail-Well I Corp., 8.75%, 2008                                                       655,000         132
     1,000M   MDC Communications Corp., 10.5%, 2006                                                900,000         182
       500M   Quebecor Media, Inc., 11.125%, 2011                                                  463,125          93
----------------------------------------------------------------------------------------------------------------------
                                                                                                 4,463,125         901
----------------------------------------------------------------------------------------------------------------------
              Metals/Mining--1.8%
       900M   Commonwealth Aluminum Corp., 10.75%, 2006                                            905,625         183
----------------------------------------------------------------------------------------------------------------------
              Retail-General Merchandise--1.5%
       700M   Michaels Stores, Inc., 9.25%, 2009                                                   742,000         150
----------------------------------------------------------------------------------------------------------------------
              Services--5.4%
              Allied Waste NA, Inc.:
     1,150M     10%, 2009                                                                        1,147,125         231
       300M     9.25%, 2012+                                                                       309,000          62
     1,250M   Kindercare Learning Centers, Inc., 9.5%, 2009                                      1,218,750         246
----------------------------------------------------------------------------------------------------------------------
                                                                                                 2,674,875         539
----------------------------------------------------------------------------------------------------------------------
              Telecommunications--2.0%
       950M   E. Spire Communications, Inc., 13%, 2005++                                                95          --
     1,000M   Global Crossing Holding, Ltd., 9.5%, 2009++                                           35,000           7
   Euro 63M   Netia Holdings BV, 10%, 2008**                                                       213,868          43
     1,150M   Pac-West Telecommunications, Inc., 13.5%, 2009                                       477,250          96
     1,200M   RCN Corp., 0%-11%, 2008                                                              258,000          52
     1,500M   Viatel, Inc., 0%-12.5%, 2008++**                                                       2,406          --
     1,000M   XO Communications, Inc., 9%, 2008++                                                    6,250           1
----------------------------------------------------------------------------------------------------------------------
                                                                                                   992,869         199
----------------------------------------------------------------------------------------------------------------------




Portfolio of Investments (continued)
FIRST INVESTORS LIFE HIGH YIELD FUND
December 31, 2002
----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
 Principal                                                                                                    For Each
    Amount                                                                                                  $10,000 of
 or Shares    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Utilities--.5%
      $500M   AES Drax Energy, Ltd., 11.5%, 2010++                                                  $8,750          $2
       280M   Cathay International, Ltd., 13.5%, 2008+                                             231,700          47
----------------------------------------------------------------------------------------------------------------------
                                                                                                   240,450          49
----------------------------------------------------------------------------------------------------------------------
              Wireless Communications--4.6%
       700M   Crown Castle International Corp., 9.375%, 2011                                       584,500         118
     1,050M   Nextel Communications, Inc., 0%-9.95%, 2008                                          966,000         195
              Triton Communications LLC:
       700M   0%-11%, 2008                                                                         586,250         118
       200M   8.75%, 2011                                                                          163,000          33
----------------------------------------------------------------------------------------------------------------------
                                                                                                 2,299,750         464
----------------------------------------------------------------------------------------------------------------------
Total Value of Corporate Bonds (cost $56,755,842)                                               44,337,272       8,944
----------------------------------------------------------------------------------------------------------------------
              COMMON STOCKS--.6%
              Media-Cable TV--.4%
     8,636  * Echostar Communications Corp. - Class "A"                                            192,237          39
----------------------------------------------------------------------------------------------------------------------
              Media-Diversified--.2%
     1,000  * MediaNews Group, Inc. - Class "A"                                                     75,000          15
----------------------------------------------------------------------------------------------------------------------
              Telecommunications--.0%
     1,650  * NII Holdings, Inc.**                                                                      --          --
     4,612  * Viatel Holding (Bermuda), Ltd.**                                                       8,841           2
     4,399  * World Access, Inc.                                                                         2          --
----------------------------------------------------------------------------------------------------------------------
                                                                                                     8,843           2
----------------------------------------------------------------------------------------------------------------------
Total Value of Common Stocks (cost $2,311,248)                                                     276,080          56
----------------------------------------------------------------------------------------------------------------------
              PREFERRED STOCKS--.1%
              Manufacturing--.1%
       531    Day International Group, Inc., 12.25%, 2010, PIK                                      49,073          10
----------------------------------------------------------------------------------------------------------------------
              Telecommunications--.0%
     5,263  * Global Crossing Holding, Ltd., 10.5%, 2008, PIK                                           53          --
----------------------------------------------------------------------------------------------------------------------
Total Value of Preferred Stocks (cost $925,117)                                                     49,126          10
----------------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
Warrants or                                                                                                   For Each
  Principal                                                                                                 $10,000 of
     Amount   Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              WARRANTS--.1%
              Media-Cable TV--.1%
     3,300  * Diva Systems Corp. (expiring 3/18/08)+                                                   $33         $--
    16,212  * Star Choice Communications, Inc. (expiring 12/15/05)+                                 42,556           9
----------------------------------------------------------------------------------------------------------------------
                                                                                                    42,589           9
----------------------------------------------------------------------------------------------------------------------
              Telecommunications--.0%
     1,500  * E. Spire Communications, Inc. (expiring 11/1/05)+                                         --          --
----------------------------------------------------------------------------------------------------------------------
              Wireless Communications--.0%
     1,000  * McCaw International, Ltd. (expiring 4/15/07)+                                             10          --
----------------------------------------------------------------------------------------------------------------------
Total Value of Warrants (cost $2,500)                                                               42,599           9
----------------------------------------------------------------------------------------------------------------------
              U.S. GOVERNMENT OBLIGATIONS--2.3%
    $1,000M   U.S. Treasury Notes, 6.125%, 2007 (cost $1,054,538)                                1,150,235         232
----------------------------------------------------------------------------------------------------------------------
              SHORT-TERM CORPORATE NOTES--4.6%
     2,300M   American General Corp., 1.3%, 1/7/03
                (cost $2,299,502)                                                                2,299,502         464
----------------------------------------------------------------------------------------------------------------------
Total Value of Investments (cost $63,348,747)                                         97.1%     48,154,814       9,715
Other Assets, Less Liabilities                                                         2.9       1,412,677         285
----------------------------------------------------------------------------------------------------------------------
Net Assets                                                                           100.0%    $49,567,491     $10,000
======================================================================================================================

 * Non-income producing

** Security valued at fair value (see Note 1A)

 + See Note 5

++ In default as to principal and/or interest payment


See notes to financial statements



Portfolio Manager's Letter
FIRST INVESTORS LIFE INTERNATIONAL SECURITIES FUND

Dear Investor:

For the year ended December 31, 2002, the Fund's return on a net asset value basis was -18.4%. During the period, the Fund declared dividends from net investment income of 8.3 cents per share.

Global equity markets declined in 2002 for the third year in a row as investors struggled to find good news amidst an environment characterized by economic malaise, geopolitical turmoil, corporate scandals and continued fears over the war on terrorism. The market reaction to these fears peaked at the end of September and early October, with the third quarter ending as one of the worst in recent memory. Investors returned to the equity markets in the fourth quarter, resulting in the second best quarter for global equity markets in the last three years.

For the year, our stock selection in the technology and consumer discretionary sectors, as well as the overweight position in the materials sector, contributed positively to the Fund's performance. The biggest detractors from performance were stock selection in the industrial and financial sectors, and our underweight position in consumer staples. We also benefited from our overweight position in Japan and our decreased exposure to the U.S. In the second half of 2002, we modestly increased our holdings in the technology, financial, and materials sectors, as we felt that the market had become overly pessimistic about the prospects for many of these stocks and that they had become attractively priced. These changes in the portfolio had a significant impact on performance in the second half of the year and made it possible for us to recover some of the ground we lost earlier in the year.

Our global economic outlook remains unchanged. We continue to expect that economic growth over the next year will be quite modest in comparison to prior recoveries as economies around the globe recover from the excesses of the 1990s. Within this environment, we favor the telecommunications services sector, as companies continue to cut debt, reduce spending, shed unnecessary assets and focus on their core businesses. We continue to like selected names in the technology sector, as growth expectations remain relatively modest. Looking into 2003, we will look to trim our holdings in the consumer discretionary sector due to slower consumer spending and will have underweight positions in the energy and industrials sectors.

From a regional perspective, we have become more favorably disposed towards the U.S. over Europe. The U.S. is being aggressive on both the monetary and fiscal fronts and looks likely to see improving growth before Continental Europe. With regard to the U.K., we believe that the economy will face a consumer slowdown once the housing boom cools down. Emerging markets may be the most interesting this year, particularly in Asia, where they have respectable domestic growth, benefit from a weaker dollar, are no longer dependent on foreign capital, and have a large and growing export market in China.

Thank you for making the Life International Securities Fund part of your investment strategy. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/S/ TROND SKRAMSTAD

Trond Skramstad
Portfolio Manager

January 31, 2003



Cumulative Performance Information
FIRST INVESTORS LIFE INTERNATIONAL SECURITIES FUND

Comparison of change in value of $10,000 investment in the First
Investors Life International Securities Fund and the Morgan Stanley Capital International ("MSCI") All Country World Free Index.

                   LIFE INTERNATIONAL               MSCI ALL COUNTRY
                      SECURITIES FUND               WORLD FREE INDEX
Dec-92                        $10,000                        $10,000
Dec-93                         12,217                         12,488
Dec-94                         12,059                         13,116
Dec-95                         14,314                         15,668
Dec-96                         16,495                         17,730
Dec-97                         17,995                         20,389
Dec-98                         21,266                         24,867
Dec-99                         27,955                         31,535
Dec-00                         24,694                         27,139
Dec-01                         21,041                         22,840
Dec-02                         17,164                         18,505

(INSET BOX IN CHART READS:)

          Average Annual Total Returns*
One Year          (18.43%)
Five Years         (0.94%)
Ten Years           5.55%

  The graph compares a $10,000 investment in the First Investors Life International Securities Fund beginning 12/31/92 with a theoretical investment in the MSCI All Country World Free Index. The MSCI All Country World Free Index represents both the developed and the emerging markets. The Index includes 49 markets of which emerging markets represent approximately 4.05%. It is not possible to invest directly in this Index. In addition, the Index does not take into account fees and expenses that an investor would incur in purchasing securities in the Index. For purposes of the graph and the accompanying table, it is assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the periods ended
  12/31/02.

  The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. MSCI All Country World Free Index figures are from Morgan Stanley & Co., Inc. and all other figures are from First Investors Management Company, Inc.




Portfolio of Investments
FIRST INVESTORS LIFE INTERNATIONAL SECURITIES FUND
December 31, 2002
----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
                                                                                                            $10,000 of
    Shares    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              COMMON STOCKS--89.5%
              United States--28.2%
     2,400    3M Company                                                                          $295,920         $41
    11,550    Abbott Laboratories                                                                  462,000          64
    11,800    Alcoa, Inc.                                                                          268,804          37
    12,570    American International Group, Inc.                                                   727,175         100
    23,000  * AOL Time Warner, Inc.                                                                301,300          42
     3,600    Arthur J. Gallagher & Company                                                        105,768          15
     2,300    Automatic Data Processing, Inc.                                                       90,275          12
     5,100    Bank of America Corporation                                                          354,807          49
    13,200    Bank One Corporation                                                                 482,460          67
     7,500    Boeing Company                                                                       247,425          34
     3,700  * Brinker International, Inc.                                                          119,325          16
    13,600  * Cadence Design Systems, Inc.                                                         160,344          22
     4,600    ChevronTexaco Corporation                                                            305,808          42
     7,000    Cinergy Corporation                                                                  236,040          33
    25,300  * Cisco Systems, Inc.                                                                  331,430          46
    19,749    Citigroup, Inc.                                                                      694,967          96
    15,600  * Comcast Corporation - Special Class "A"                                              352,404          49
     5,300    CVS Corporation                                                                      132,341          18
    13,400    Dow Chemical Company                                                                 397,980          55
     5,800    Eli Lilly & Company                                                                  368,300          51
     6,200    EOG Resources, Inc.                                                                  247,504          34
     5,600    Exelon Corporation                                                                   295,512          41
    20,700    ExxonMobil Corporation                                                               723,258         100
     5,400    FedEx Corporation                                                                    292,788          40
     4,200    Gannett Company, Inc.                                                                301,560          42
    26,900    General Electric Company                                                             655,015          90
     2,000    General Mills, Inc.                                                                   93,900          13
     3,100  * Genzyme Corporation                                                                   91,667          13
     3,600  * Gilead Sciences, Inc.                                                                122,400          17
     9,400    Gillette Company                                                                     285,384          39
     3,800  * Guidant Corporation                                                                  117,230          16
     4,700    HCA, Inc.                                                                            195,050          27
    24,600    Hewlett-Packard Company                                                              427,056          59
    12,350    Home Depot, Inc.                                                                     295,906          41
     6,200    Household International, Inc.                                                        172,422          24
     2,400  * IDEC Pharmaceuticals Corporation                                                      79,608          11
    23,140    Intel Corporation                                                                    360,290          50
     5,500    International Business Machines Corporation                                          426,250          59
     6,300    International Paper Company                                                          220,311          30
     7,600  * International Rectifier Corporation                                                  140,296          19
----------------------------------------------------------------------------------------------------------------------




Portfolio of Investments (continued)
FIRST INVESTORS LIFE INTERNATIONAL SECURITIES FUND
December 31, 2002
----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
                                                                                                            $10,000 of
    Shares    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              United States (continued)
     2,000    ITT Industries, Inc.                                                                $121,380         $17
     5,800    KeyCorp                                                                              145,812          20
     7,100    Kimberly-Clark Corporation                                                           337,037          47
     6,200  * Laboratory Corporation of America Holdings                                           144,088          20
     4,400    Legg Mason, Inc.                                                                     213,576          29
     8,500    Marsh & McLennan Companies, Inc.                                                     392,785          54
    12,500    Masco Corporation                                                                    263,125          36
    11,400    McDonald's Corporation                                                               183,312          25
    10,200    Merrill Lynch & Company, Inc.                                                        387,090          53
    16,500  * Microsoft Corporation                                                                853,050         118
     8,800  * Nextel Communications, Inc.                                                          101,640          14
     3,200    Northrop Grumman Corporation                                                         310,400          43
     5,800    Omnicom Group, Inc.                                                                  374,680          52
    19,400  * Oracle Corporation                                                                   209,520          29
     8,600    PepsiCo, Inc.                                                                        363,092          50
    15,862    Pfizer, Inc.                                                                         484,901          67
    10,414    Pharmacia Corporation                                                                435,305          60
    12,600  * Safeway, Inc.                                                                        294,336          41
    16,680    SBC Communications, Inc.                                                             452,195          62
    12,300    Schering-Plough Corporation                                                          273,060          38
     7,600  * Smurfit-Stone Container Corporation                                                  116,972          16
     3,900    St. Paul Companies, Inc.                                                             132,795          18
     5,500  * SunGard Data Systems, Inc.                                                           129,580          18
     8,700    Texas Instruments, Inc.                                                              130,587          18
     5,800    UnionBanCal Corporation                                                              227,766          31
     8,900    Wachovia Corporation                                                                 324,316          45
     9,500    Wal-Mart Stores, Inc.                                                                479,845          66
     6,100    Waste Management, Inc.                                                               139,812          19
     4,700  * Waters Corporation                                                                   102,366          14
     9,700    Wyeth                                                                                362,780          50
----------------------------------------------------------------------------------------------------------------------
                                                                                                20,465,483       2,824
----------------------------------------------------------------------------------------------------------------------
              United Kingdom--11.2%
    34,100    AstraZeneca PLC                                                                    1,218,807         168
    84,100    BP PLC                                                                               578,126          80
     2,200  * British Airways PLC (ADR)                                                             49,192           7
    35,070  * British Sky Broadcasting Group PLC                                                   360,774          50
   157,000    Compass Group PLC                                                                    834,089         115
    61,700    Diageo PLC                                                                           670,483          93
    30,600    GlaxoSmithKline PLC                                                                  587,214          81
    40,900    HSBC Holdings PLC                                                                    452,025          62
----------------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
                                                                                                            $10,000 of
    Shares    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              United Kingdom (continued)
    52,200    Imperial Tobacco Group PLC                                                          $886,588        $122
    40,800    Royal Bank of Scotland Group PLC                                                     977,377         135
   827,925    Vodafone Group PLC                                                                 1,509,483         208
----------------------------------------------------------------------------------------------------------------------
                                                                                                 8,124,158       1,121
----------------------------------------------------------------------------------------------------------------------
              France--8.3%
    20,886    Aventis SA                                                                         1,135,340         157
    27,778    AXA-Uap                                                                              372,832          51
    19,298    BNP Paribas SA                                                                       786,359         109
     8,077    Carrefour SA                                                                         359,637          50
    10,500    PSA Peugeot Citroen SA                                                               428,187          59
     5,700    Sanofi-Synthelabo SA                                                                 348,427          48
    20,500    Suez SA                                                                              355,820          49
     6,900    Total Fina Elf SA (ADR)                                                              493,350          68
     8,241    Total Fina Elf SA - Class "B"                                                      1,177,007         162
    23,000    Vivendi Environment                                                                  536,306          74
----------------------------------------------------------------------------------------------------------------------
                                                                                                 5,993,265         827
----------------------------------------------------------------------------------------------------------------------
              Japan--8.2%
     8,000    Canon, Inc.                                                                          301,340          42
        53    East Japan Railway Company                                                           263,057          36
     3,800    Fast Retailing Company, Ltd.                                                         133,850          18
    16,000    Fujisawa Pharmaceutical Company, Ltd.                                                366,057          51
     9,800    Honda Motor Company, Ltd.                                                            362,535          50
     3,000    Hoya Corporation                                                                     210,078          29
    21,000    Kao Corporation                                                                      460,984          64
    10,700    Murata Manufacturing Company, Ltd.                                                   419,272          58
    66,000    Nikko Cordial Corporation                                                            222,466          31
     3,500    Nintendo Company, Ltd.                                                               327,084          45
        34    Nippon Unipac Holding                                                                147,552          20
       230    NTT DoCoMo, Inc.                                                                     424,454          59
    16,000    Pioneer Corporation                                                                  299,992          41
    11,100    Promise Company, Ltd.                                                                395,660          55
     6,500    Secom Company, Ltd.                                                                  222,929          31
    40,000    Shionogi & Company, Ltd.                                                             565,602          78
       452  * SKY Perfect Communications, Inc.                                                     342,799          47
     3,200    Sony Corporation                                                                     133,749          18
    25,000    Tostem Inax Holding Corporation                                                      379,203          52
----------------------------------------------------------------------------------------------------------------------
                                                                                                 5,978,663         825
----------------------------------------------------------------------------------------------------------------------




Portfolio of Investments (continued)
FIRST INVESTORS LIFE INTERNATIONAL SECURITIES FUND
December 31, 2002
----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
                                                                                                            $10,000 of
    Shares    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Netherlands--6.5%
    47,900    Aegon NV                                                                            $616,264         $85
    46,682    ING Groep NV                                                                         790,668         109
   161,319  * Koninklijke (Royal) KPN NV                                                         1,049,587         145
         9  * Koninklijke (Royal) KPN NV (ADR)                                                          58          --
    30,200    Koninklijke (Royal) Philips Electronics NV                                           529,254          73
    29,100    Royal Dutch Petroleum Company                                                      1,281,050         177
    25,200    TPG NV                                                                               408,573          56
----------------------------------------------------------------------------------------------------------------------
                                                                                                 4,675,454         645
----------------------------------------------------------------------------------------------------------------------
              Germany--4.3%
     8,145    Adidas-Salomon AG                                                                    692,336          95
    15,100    BASF AG                                                                              568,869          78
    14,900    E.ON AG                                                                              600,425          83
    16,700    Metro AG                                                                             403,075          56
    17,500    RWE AG                                                                               449,930          62
     4,800    SAP AG                                                                               376,273          52
----------------------------------------------------------------------------------------------------------------------
                                                                                                 3,090,908         426
----------------------------------------------------------------------------------------------------------------------
              Switzerland--3.9%
     8,320    Ciba Specialty Chemicals AG                                                          580,059          80
    25,307  * Credit Suisse Group                                                                  549,078          76
     5,480    Nestle SA                                                                          1,161,235         160
     9,030    Syngenta AG                                                                          522,783          72
----------------------------------------------------------------------------------------------------------------------
                                                                                                 2,813,155         388
----------------------------------------------------------------------------------------------------------------------
              Sweden--3.1%
    14,480    AB SKF - Class "B"                                                                   375,573          52
    50,700    Gambro AB - Class "A"                                                                282,207          39
    52,900    Investor AB - Class "B"                                                              315,701          44
    23,090    Svenska Handelsbanken AB                                                             307,397          42
    96,120    Swedish Match AB                                                                     755,652         104
   338,920  * Telefonaktiebolaget LM Ericsson - Class "B"                                          237,271          33
----------------------------------------------------------------------------------------------------------------------
                                                                                                 2,273,801         314
----------------------------------------------------------------------------------------------------------------------
              Finland--2.5%
    91,135    Nokia OYJ - Class "A"                                                              1,448,902         200
    12,000    Upm-Kymmene Corporation                                                              385,340          53
----------------------------------------------------------------------------------------------------------------------
                                                                                                 1,834,242         253
----------------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
                                                                                                            $10,000 of
    Shares    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              South Korea--2.4%
     8,100    Kookmin Bank                                                                        $286,834         $39
     2,760    Samsung Electronics Company, Ltd.                                                    730,694         101
     3,560    SK Telecom Company, Ltd.                                                             687,357          95
----------------------------------------------------------------------------------------------------------------------
                                                                                                 1,704,885         235
----------------------------------------------------------------------------------------------------------------------
              Ireland--2.0%
    54,665    Allied Irish Banks PLC                                                               750,340         104
    95,482  * Ryanair Holdings PLC                                                                 677,375          93
----------------------------------------------------------------------------------------------------------------------
                                                                                                 1,427,715         197
----------------------------------------------------------------------------------------------------------------------
              Italy--1.8%
    29,400    ENI SpA                                                                              467,413          65
    32,400    Mediaset SpA                                                                         246,844          34
    62,000    Telecom Italia Mobile SpA                                                            283,023          39
    69,500    UniCredito Italiano SpA                                                              277,876          38
----------------------------------------------------------------------------------------------------------------------
                                                                                                 1,275,156         176
----------------------------------------------------------------------------------------------------------------------
              Spain--.8%
    24,600    Industria de Diseno Textil SA                                                        581,101          80
----------------------------------------------------------------------------------------------------------------------
              Singapore--.8%
     2,044    Haw Par Corporation, Ltd.                                                              3,842          --
    22,000    Singapore Press Holdings, Ltd.                                                       230,845          32
    50,000    United Overseas Bank, Ltd.                                                           340,156          47
----------------------------------------------------------------------------------------------------------------------
                                                                                                   574,843          79
----------------------------------------------------------------------------------------------------------------------
              Belgium--.7%
    30,600    Fortis                                                                               534,980          74
----------------------------------------------------------------------------------------------------------------------
              Taiwan--.7%
    52,200  * Taiwan Semiconductor Manufacturing
                Company, Ltd. (ADR)                                                                368,010          51
    39,445  * United Microelectronics Corporation (ADR)                                            132,535          18
----------------------------------------------------------------------------------------------------------------------
                                                                                                   500,545          69
----------------------------------------------------------------------------------------------------------------------
              Australia--.7%
    75,102    News Corporation, Ltd.                                                               485,488          67
----------------------------------------------------------------------------------------------------------------------




Portfolio of Investments (continued)
FIRST INVESTORS LIFE INTERNATIONAL SECURITIES FUND
December 31, 2002
----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
 Shares or                                                                                                    For Each
 Principal                                                                                                  $10,000 of
    Amount    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Canada--.7%
    11,600    Canadian National Railway Company                                                   $482,096         $67
----------------------------------------------------------------------------------------------------------------------
              Bermuda--.6%
    24,400  * Accenture, Ltd. - Class "A"                                                          438,956          61
----------------------------------------------------------------------------------------------------------------------
              New Zealand--.5%
   158,784    Telecom Corporation of New Zealand, Ltd.                                             376,261          52
----------------------------------------------------------------------------------------------------------------------
              South Africa--.4%
     9,500    AngloGold, Ltd. (ADR)                                                                325,470          45
----------------------------------------------------------------------------------------------------------------------
              Netherlands Antilles--.4%
     7,430    Schlumberger, Ltd.                                                                   312,729          43
----------------------------------------------------------------------------------------------------------------------
              Malaysia--.4%
   126,000    Resorts World Berhad                                                                 310,026          43
----------------------------------------------------------------------------------------------------------------------
              Brazil--.4%
    10,053    Companhia Vale do Rio Doce (ADR)                                                     290,632          40
----------------------------------------------------------------------------------------------------------------------
Total Value of Common Stocks (cost $64,397,370)                                                 64,870,012       8,951
----------------------------------------------------------------------------------------------------------------------
              PREFERRED STOCKS--.6%
              Germany--.6%
     7,300    Wella AG                                                                             432,825          60
----------------------------------------------------------------------------------------------------------------------
              Brazil--.0%
     5,000  * Vale Do Rio Doce - Class "B"                                                              --          --
----------------------------------------------------------------------------------------------------------------------
Total Value of Preferred Stocks (cost $311,695)                                                    432,825          60
----------------------------------------------------------------------------------------------------------------------
              U.S. GOVERNMENT OBLIGATIONS--.5%
              U.S. Treasury Bills:+
      $110M     1.57%, 1/2/03                                                                      109,995          15
       100M     1.2%, 3/6/03                                                                        99,804          14
       125M     1.18%, 4/3/03                                                                      124,624          17
----------------------------------------------------------------------------------------------------------------------
Total Value of U.S. Government Obligations (cost $334,413)                                         334,423          46
----------------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
 Principal                                                                                                  $10,000 of
    Amount    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              FOREIGN GOVERNMENT OBLIGATIONS--6.0%
              Netherlands
Euro 1,095M   Dutch Treasury Certificate, Zero Coupon, 1/31/03                                  $1,146,051        $158
Euro 3,075M   Dutch Treasury Certificate, Zero Coupon, 3/31/03                                   3,205,543         442
----------------------------------------------------------------------------------------------------------------------
Total Value of Foreign Government Obligations (cost $4,056,514)                                  4,351,594         600
----------------------------------------------------------------------------------------------------------------------
              REPURCHASE AGREEMENT--3.5%
    $2,566M   UBS Warburg, 1.1%, 1/2/03, (collateralized by
                U.S. Treasury Bonds, 9.875%, 11/15/15,
                valued at $2,620,837) (cost $2,566,000)                                          2,566,000         354
----------------------------------------------------------------------------------------------------------------------
Total Value of Investments (cost $71,665,992)                                        100.1%     72,554,854      10,011
Excess of Liabilities Over Other Assets                                                (.1)        (79,469)        (11)
----------------------------------------------------------------------------------------------------------------------
Net Assets                                                                           100.0%    $72,475,385     $10,000
======================================================================================================================

* Non-income producing

+ See Note 6


See notes to financial statements



Portfolio of Investments (continued)
FIRST INVESTORS LIFE INTERNATIONAL SECURITIES FUND
December 31, 2002


Sector diversification of the portfolio was as follows:
---------------------------------------------------------------------
                                             Percentage
Sector                                       of Net Assets      Value
---------------------------------------------------------------------
Pharmaceuticals & Biotechnology                9.5%        $6,901,388
Banks                                          8.7          6,262,603
Technology Hardware & Equipment                8.0          5,766,377
Energy                                         7.7          5,586,245
Telecommunication Services                     6.7          4,884,058
Food/Beverage/Tobacco                          5.4          3,930,950
Materials                                      5.3          3,824,772
Diversified Financials                         5.2          3,727,530
Media                                          4.1          2,996,695
Capital Goods                                  3.7          2,651,883
Utilities                                      3.4          2,474,033
Insurance                                      3.2          2,347,618
Transportation                                 3.0          2,173,081
Consumer Durables & Apparel                    2.7          1,982,415
Retailing                                      2.6          1,893,777
Software & Services                            2.4          1,728,767
Household & Personal Products                  2.1          1,516,230
Hotels/Restaurants/Leisure                     2.0          1,446,753
Commercial Services & Supplies                 1.2            891,972
Automobiles & Components                       1.1            790,721
Food & Drug Retailing                          1.1            786,394
Health Care Equipment & Services               1.0            738,575
U.S. Government Obligations                     .5            334,423
Foreign Government Obligations                 6.0          4,351,594
Repurchase Agreement                           3.5          2,566,000
---------------------------------------------------------------------
Total Value of Investments                   100.1         72,554,854
Excess of Liabilities Over Other Assets        (.1)           (79,469)
---------------------------------------------------------------------
Net Assets                                   100.0%       $72,475,385
=====================================================================


See notes to financial statements



Portfolio Manager's Letter
FIRST INVESTORS LIFE INVESTMENT GRADE FUND

Dear Investor:

For the year ended December 31, 2002, the Fund's return on a net asset value basis was 7.9%. During the period, the Fund declared dividends from net investment income of 64.0 cents per share.

The Fund's performance was driven mainly by the sluggish economic recovery, the falling interest rate environment, avoidance of the brunt of corporate scandals, and decisive management when our portfolio encountered credit problems.

As is often the case, the key issues that defined these twelve months were very different from what the world expected as the year began. Immediately after the terrorist attacks in 2001, there were widespread expectations of a significant economic contraction. After all, economic activity had been decelerating before the cataclysmic event and much equity value had evaporated in the immediate aftermath. However, several policies prevented this from happening. Instead, we saw a surprisingly steady macroeconomic picture, thanks to monetary support and a rally in the Treasury market. With both fiscal stimulus and falling interest rates, capital markets began 2002 with some confidence.

However, some unfinished business from the buoyant period of the late 1990s to 2000 had accumulated. Apart from usual company-specific challenges, some large and formerly favored sectors had begun to stumble, even after benefiting from a very aggressive investing climate. As they did so, it became apparent that problems deeper than those of management strategy and execution had occurred. Telecommunications, technology, deregulated utilities and energy trading, had been promising but faced some real, practical problems as 2002 unfolded.

Enron filed for bankruptcy protection late in 2001. The rot that was found to underlie that company created very profound implications for corporate financing, governance and investor confidence throughout 2002. In several situations, the accounting profession, a basic part of the infrastructure of the financial system, became suspect, hurting private sector capital markets. Confidence suffered badly, as a number of incidents in close succession caused markets to become very negative, which hurt valuations and the trading liquidity of corporate bonds.

During the year, bond rating agencies became especially eager to bolster their credibility. Markets correctly anticipated that this defensiveness would affect vulnerable credits most severely. A chain of events started as several borderline issuers were downgraded to below investment grade, and lost their access to the commercial paper market. As they were forced to resort to bank backup lines of credit, a widespread move to extend debt maturities ensued, putting further pressure on corporate bonds in general. Other abuses became known. For example, when accounting fraud at WorldCom was reported, that disclosure destroyed that company's finances, hurt the telecom sector, scarred many corporate bond investors and generally harmed the corporate bond sector. Positive returns for much of 2002 were due to declining Treasury yields rather than good news from the credit front.

Despite all the negative events of the early part of 2002, corporate bonds rallied in the fourth quarter, as they became perceived as being undervalued. Catalysts were the Federal Reserve's reduction of short-term interest rates, and the announcement of the acquisition of a



Portfolio Manager's Letter (continued)
FIRST INVESTORS LIFE INVESTMENT GRADE FUND

large, widely held but troubled finance issuer -- Household Finance -- by the managerially and financially strong HSBC.

In a year that became defined by event risk, the Fund did well. Success came from a few rather basic sources. The Fund's diversified portfolio was distributed across many industries and companies. In the aftermath of September 11th, economically cyclical industries such as automotive, retail, and manufacturing surprised everyone with their resilience and their bonds outperformed for much of the year. Most recently, as economic growth slowed, some of these holdings have given back some of their earlier gains. Defensive industries such as consumer nondurables, food, and food retailing performed their missions within the Fund, although market competition was intense in virtually all categories and allowed for few credit upgrades. Real estate investment trusts, many of which we bought last year, have proven resilient and are widely regarded as being good investments in a slowing economy.

The negative performers were concentrated in a couple of deregulated industries: telecommunications and diversified energy companies. Here, the effects of difficult competition were compounded by corporate wrongdoing. Regulatory responses within industries, company-specific problems and a virtual stampede of sellers when bad news occurs, all combined to hurt many bonds this past year. We have been well served by often being among the earlier sellers when bonds held in the Fund encountered difficulties.

Looking ahead, much of the outlook is colored by the uncertainty about the war on terrorism and the probability of war with Iraq. The range of potential outcomes is wide. The drag on the economy caused by these uncertainties could persist, worsen or be removed. Regardless of the direction in which the economy and the market move, the Fund will continue to seek out investment grade corporate bonds that represent solid values.

Thank you for making the Life Investment Grade Fund part of your investment strategy. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/S/ GEORGE V. GANTER

George V. Ganter
Portfolio Manager

January 31, 2003



Cumulative Performance Information
FIRST INVESTORS LIFE INVESTMENT GRADE FUND

Comparison of change in value of $10,000 investment in the First
Investors Life Investment Grade Fund and the Lehman Brothers U.S. Credit
Index.

                      LIFE INVESTMENT                LEHMAN BROTHERS
                           GRADE FUND              U.S. CREDIT INDEX
Dec-92                        $10,000                        $10,000
Dec-93                         11,082                         11,215
Dec-94                         10,691                         10,774
Dec-95                         12,796                         13,172
Dec-96                         13,159                         13,604
Dec-97                         14,451                         14,995
Dec-98                         15,773                         16,280
Dec-99                         15,373                         15,961
Dec-00                         16,836                         17,410
Dec-01                         18,159                         19,205
Dec-02                         19,585                         21,226

(INSET BOX IN CHART READS:)

             Average Annual Total Returns*
One Year                7.86%
Five Years              6.27%
Ten Years               6.95%

  The graph compares a $10,000 investment in the First Investors Life Investment Grade Fund beginning 12/31/92 with a theoretical investment in the Lehman Brothers U.S. Credit Index. The Lehman Brothers U.S. Credit Index includes all publicly issued, fixed rate, nonconvertible investment grade dollar-denominated, S.E.C.-registered corporate debt. All issues have at least one year to maturity and an outstanding par value of at least $150 million. It is not possible to invest directly in this Index. In addition, the Index does not take into account fees and expenses that an investor would incur in purchasing securities in the Index. For purposes of the graph and the accompanying table, it is assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the periods ended 12/31/02. During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Average Annual Total Return for One Year, Five Years and Ten Years would have been 7.71%, 6.13% and 6.78%, respectively.

  The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Lehman Brothers U.S. Credit Index figures are from Lehman Brothers, Inc. and all other figures are from First Investors Management Company, Inc.




Portfolio of Investments
FIRST INVESTORS LIFE INVESTMENT GRADE FUND
December 31, 2002
----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
 Principal                                                                                                  $10,000 of
    Amount    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              CORPORATE BONDS--85.6%
              Aerospace/Defense--2.0%
      $300M   Honeywell International, Inc., 7.5%, 2010                                           $351,084        $105
       300M   Precision Castparts Corp., 8.75%, 2005                                               330,795          99
----------------------------------------------------------------------------------------------------------------------
                                                                                                   681,879         204
----------------------------------------------------------------------------------------------------------------------
              Automotive--4.6%
       350M   DaimlerChrysler NA Holdings Corp., 8%, 2010                                          401,702         120
       224M   Ford Motor Co., 8.9%, 2032                                                           220,448          66
       200M   Goodyear Tire & Rubber Co., 8.5%, 2007                                               170,084          51
       200M   Lear Corp., 7.96%, 2005                                                              206,250          61
       270M   Navistar International Corp., 8%, 2008                                               220,050          66
       300M   Visteon Corp., 8.25%, 2010                                                           318,764          95
----------------------------------------------------------------------------------------------------------------------
                                                                                                 1,537,298         459
----------------------------------------------------------------------------------------------------------------------
              Chemicals--1.7%
       250M   Du Pont (E.I.) de Nemours & Co., 8.125%, 2004                                        268,742          80
       300M   Lubrizol Corp., 7.25%, 2025                                                          314,519          94
----------------------------------------------------------------------------------------------------------------------
                                                                                                   583,261         174
----------------------------------------------------------------------------------------------------------------------
              Energy--5.0%
       125M   Ashland Oil, Inc., 8.8%, 2012                                                        137,951          41
       315M   Baroid Corp., 8%, 2003                                                               314,538          94
       250M   Phillips Petroleum Co., 7.2%, 2023                                                   261,419          78
       300M   Repsol International Finance BV, 7.45%, 2005                                         314,387          94
       100M   Sunoco, Inc., 9.375%, 2016                                                           111,699          33
       200M   Texaco Capital, Inc., 8.25%, 2006                                                    239,136          71
       300M   Veritas DGC, Inc., 9.75%, 2003                                                       298,500          89
----------------------------------------------------------------------------------------------------------------------
                                                                                                 1,677,630         500
----------------------------------------------------------------------------------------------------------------------
              Financial--5.9%
       300M   CIT Group Holdings, 7.75%, 2012                                                      337,513         101
       250M   First Union National Bank, 7.8%, 2010                                                302,261          90
       100M   Ford Motor Credit Co., 9.03%, 2009                                                   106,285          32
              General Electric Capital Corp.:
       300M     7.875%, 2006                                                                       347,370         103
       144M     8.5%, 2008                                                                         176,074          53
       400M   General Motors Acceptance Corp., 7.75%, 2010                                         419,322         125
       275M   Household Finance Corp., 6.5%, 2008                                                  296,045          88
----------------------------------------------------------------------------------------------------------------------
                                                                                                 1,984,870         592
----------------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
 Principal                                                                                                  $10,000 of
    Amount    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Financial Services--11.3%
      $250M   Bank of America Corp., 7.8%, 2010                                                   $297,795         $89
       300M   Bank One Corp., 7.875%, 2010                                                         360,081         107
       125M   BB&T Corp., 6.375%, 2005                                                             135,113          40
       300M   Chase Manhattan Corp., 7.875%, 2010                                                  347,807         104
       200M   Citicorp, 8%, 2003                                                                   200,887          60
       300M   Fleet Capital Trust II, 7.92%, 2026                                                  310,216          92
       100M   Florida Windstorm Underwriting Assoc., 7.125%, 2019+                                 114,372          34
       300M   Greenpoint Bank, 9.25%, 2010                                                         361,334         107
       225M   Huntington National Bank, 8%, 2010                                                   268,782          80
       200M   Manufacturers & Traders Trust Co., 8%, 2010                                          240,277          72
       100M   Old National Bank, 6.75%, 2011                                                       109,985          33
       300M   PNC Funding Corp., 6.125%, 2009                                                      324,427          97
       250M   Republic NY Corp., 7.75%, 2009                                                       292,241          87
       350M   Washington Mutual, Inc., 8.25%, 2010                                                 417,436         124
----------------------------------------------------------------------------------------------------------------------
                                                                                                 3,780,753       1,126
----------------------------------------------------------------------------------------------------------------------
              Food/Beverage/Tobacco--4.6%
       250M   Coca-Cola Enterprises, Inc., 7.125%, 2009                                            292,444          87
       375M   ConAgra Foods, Inc., 6.75%, 2011                                                     427,149         128
       300M   Hershey Foods Corp., 6.7%, 2005                                                      332,304          99
       420M   Pepsi Bottling Group, Inc., 7%, 2029                                                 489,578         146
----------------------------------------------------------------------------------------------------------------------
                                                                                                 1,541,475         460
----------------------------------------------------------------------------------------------------------------------
              Food/Drug--3.5%
       400M   Delhaize America, Inc., 8.125%, 2011                                                 387,570         116
       300M   Kroger Co., 7%, 2018                                                                 325,855          97
              Safeway, Inc.:
       200M     7%, 2007                                                                           223,550          67
       200M     6.5%, 2011                                                                         218,076          65
----------------------------------------------------------------------------------------------------------------------
                                                                                                 1,155,051         345
----------------------------------------------------------------------------------------------------------------------
              Forest Products/Container--2.0%
              International Paper Co.:
       300M     8.125%, 2005                                                                       335,982         100
       200M     6.75%, 2011                                                                        222,912          66
       100M   Weyerhaeuser Co., 7.25%, 2013                                                        113,334          34
----------------------------------------------------------------------------------------------------------------------
                                                                                                   672,228         200
----------------------------------------------------------------------------------------------------------------------




Portfolio of Investments (continued)
FIRST INVESTORS LIFE INVESTMENT GRADE FUND
December 31, 2002
----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
 Principal                                                                                                  $10,000 of
    Amount    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Gaming/Leisure--.8%
      $250M   MGM Mirage, Inc., 8.5%, 2010                                                        $276,726         $83
----------------------------------------------------------------------------------------------------------------------
              Health Care--2.3%
       225M   Columbia/HCA Healthcare, Inc., 7.5%, 2023                                            221,143          66
       350M   Tenet Healthcare Corp., 6.375%, 2011                                                 315,619          94
       200M   Wyeth, 6.7%, 2011                                                                    223,246          67
----------------------------------------------------------------------------------------------------------------------
                                                                                                   760,008         227
----------------------------------------------------------------------------------------------------------------------
              Manufacturing--2.2%
       125M   Ingersoll-Rand Co., 9%, 2021                                                         159,318          48
       300M   Newell Rubbermaid, Inc., 6.75%, 2012                                                 332,838          99
       200M   United Technologies Corp., 7.125%, 2010                                              234,971          70
----------------------------------------------------------------------------------------------------------------------
                                                                                                   727,127         217
----------------------------------------------------------------------------------------------------------------------
              Media-Broadcasting--3.1%
              Comcast Cable Communications, Inc.:
       200M     8.375%, 2007                                                                       224,639          67
       150M     7.125%, 2013                                                                       159,995          48
       330M   Cox Enterprises, Inc., 8%, 2007+                                                     366,913         109
       300M   PanAmSat Corp., 6.375%, 2008                                                         289,500          86
----------------------------------------------------------------------------------------------------------------------
                                                                                                 1,041,047         310
----------------------------------------------------------------------------------------------------------------------
              Media-Diversified--3.9%
       300M   New York Times Co., Inc., 7.625%, 2005                                               334,887         100
       300M   News America Holdings, Inc., 8.5%, 2005                                              324,544          97
       200M   Time Warner, Inc., 6.875%, 2018                                                      200,536          60
              Viacom, Inc:
       225M     7.75%, 2005                                                                        252,220          75
        75M     8.875%, 2014                                                                        94,473          28
       100M   Walt Disney Co., 7.3%, 2005                                                          108,908          32
----------------------------------------------------------------------------------------------------------------------
                                                                                                 1,315,568         392
----------------------------------------------------------------------------------------------------------------------
              Metals/Mining--2.0%
       300M   Hanson PLC, 7.875%, 2010                                                             341,361         102
       300M   Thiokol Corp., 6.625%, 2008                                                          336,967         100
----------------------------------------------------------------------------------------------------------------------
                                                                                                   678,328         202
----------------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
 Principal                                                                                                  $10,000 of
    Amount    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Real Estate--5.6%
      $420M   AvalonBay Communities, Inc., 7.5%, 2010                                             $470,909        $141
       425M   Corporate Property Investors, Inc., 7.875%, 2016+                                    488,476         146
       100M   Duke-Weeks Realty Corp., 7.75%, 2009                                                 115,096          34
       300M   EOP Operating LP, 8.1%, 2010                                                         340,198         101
       400M   Mack-Cali Realty LP, 7.75%, 2011                                                     450,746         134
----------------------------------------------------------------------------------------------------------------------
                                                                                                 1,865,425         556
----------------------------------------------------------------------------------------------------------------------
              Retail-General Merchandise--4.9%
       300M   Federated Department Stores, Inc., 7.45%, 2017                                       347,657         104
       100M   Lowe's Cos., Inc., 8.25%, 2010                                                       123,873          37
       200M   RadioShack Corp., 7.375%, 2011                                                       225,482          67
       350M   Target Corp., 7.5%, 2010                                                             416,100         124
              Wal-Mart Stores, Inc.:
       300M     8%, 2006                                                                           352,462         105
       145M     8.5%, 2024                                                                         163,487          49
----------------------------------------------------------------------------------------------------------------------
                                                                                                 1,629,061         486
----------------------------------------------------------------------------------------------------------------------
              Services--2.4%
       250M   Allied Waste NA, Inc., 8.875%, 2008                                                  255,000          76
              ERAC USA Finance Enterprise Co.:
       250M     9.125%, 2004                                                                       276,333          82
       250M     8%, 2011+                                                                          287,897          86
----------------------------------------------------------------------------------------------------------------------
                                                                                                   819,230         244
----------------------------------------------------------------------------------------------------------------------
              Telecommunications--5.9%
       200M   Chesapeake Potomac Telephone of Maryland,
                8.3%, 2031                                                                         253,799          75
       300M   Deutsche Telekom AG, 8.5%, 2010                                                      346,105         103
       275M   Global Crossing Holding, Ltd., 9.125%, 2006++                                          9,625           3
       600M   GTE Corp., 7.9%, 2027                                                                650,701         194
       160M   Qwest Services Corp., 13.5%, 2010+                                                   167,200          50
       275M   Sprint Capital Corp., 6.375%, 2009                                                   250,630          75
       250M   Vodafone AirTouch PLC, 7.75%, 2010                                                   295,343          88
----------------------------------------------------------------------------------------------------------------------
                                                                                                 1,973,403         588
----------------------------------------------------------------------------------------------------------------------
              Telecommunications Services--.1%
       275M   MetroNet Communications Corp., 0%-9.95%, 2008++                                       41,250          12
----------------------------------------------------------------------------------------------------------------------




Portfolio of Investments (continued)
FIRST INVESTORS LIFE INVESTMENT GRADE FUND
December 31, 2002
----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
 Principal                                                                                                  $10,000 of
    Amount    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Transportation--5.2%
              Burlington Northern Santa Fe Corp.:
      $275M     7.875%, 2007                                                                      $322,304         $96
       175M     7.125%, 2010                                                                       202,228          60
              Canadian National Railway Co.:
       300M     6.45%, 2006                                                                        329,064          98
       150M     7.375%, 2031                                                                       182,658          55
       100M   Norfolk Southern Corp., 7.7%, 2017                                                   122,623          37
       500M   Union Pacific Corp., 7.375%, 2009                                                    588,425         175
----------------------------------------------------------------------------------------------------------------------
                                                                                                 1,747,302         521
----------------------------------------------------------------------------------------------------------------------
              Utilities--6.6%
       300M   Columbia Energy Group, 6.8%, 2005                                                    311,167          93
       265M   Consumers Energy Co., 6.375%, 2008                                                   257,151          77
       200M   DPL, Inc., 6.875%, 2011                                                              167,848          50
       300M   Duke Capital Corp., 8%, 2019                                                         287,507          85
       295M   El Paso Corp., 7.375%, 2012                                                          198,013          59
       200M   Nisource Finance Corp., 7.875%, 2010                                                 220,131          66
       250M   PP&L Capital Funding, Inc., 8.375%, 2007                                             271,985          81
       225M   PSI Energy, Inc., 8.85%, 2022                                                        294,064          88
       178M   Wisconsin Power & Light Co., 7%, 2007                                                197,200          59
----------------------------------------------------------------------------------------------------------------------
                                                                                                 2,205,066         658
----------------------------------------------------------------------------------------------------------------------
Total Value of Corporate Bonds (cost $27,688,883)                                               28,693,986       8,556
----------------------------------------------------------------------------------------------------------------------
              PASS THROUGH CERTIFICATES--4.6%
              Transportation--3.9%
        91M   American Airlines, Inc., 7.377%, 2019                                                 62,886          19
              Continental Airlines, Inc.:
       101M     6.748%, 2017                                                                        72,069          21
       459M     8.388%, 2020                                                                       323,847          97
       187M   Northwest Airlines, Inc., 8.072%, 2019                                               201,065          60
       264M   NWA Trust, 10.23%, 2012                                                              220,265          66
       413M   U.S. Air, Inc., 7.89%, 2019                                                          428,882         128
----------------------------------------------------------------------------------------------------------------------
                                                                                                 1,309,014         391
----------------------------------------------------------------------------------------------------------------------
              Utilities--.7%
       209M   Niagara Mohawk Holdings, Inc., 7.625%, 2005                                          232,221          69
----------------------------------------------------------------------------------------------------------------------
Total Value of Pass Through Certificates (cost $1,763,376)                                       1,541,235         460
----------------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
 Principal                                                                                                  $10,000 of
    Amount    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              U.S. GOVERNMENT OBLIGATIONS--5.1%
      $500M   U.S. Treasury Notes, 7.875%, 2004                                                   $558,497        $167
     1,000M   U.S. Treasury Notes, 6.625%, 2007                                                  1,167,579         348
----------------------------------------------------------------------------------------------------------------------
Total Value of U.S. Government Obligations (cost $1,525,112)                                     1,726,076         515
----------------------------------------------------------------------------------------------------------------------
              MUNICIPAL BONDS--1.0%
       335M   Virginia State Housing Development Authority
                6.51%, 2019 (cost $291,648)                                                        348,819         104
----------------------------------------------------------------------------------------------------------------------
              SHORT-TERM CORPORATE NOTES--1.5%
       500M   American General Corp., 1.3%, 1/7/03 (cost $499,892)                                 499,892         149
----------------------------------------------------------------------------------------------------------------------
Total Value of Investments (cost $31,768,911)                                         97.8%     32,810,008       9,784
Other Assets, Less Liabilities                                                         2.2         722,907         216
----------------------------------------------------------------------------------------------------------------------
Net Assets                                                                           100.0%    $33,532,915     $10,000
======================================================================================================================

 + See Note 5

++ In default as to principal and/or interest payment


See notes to financial statements



Portfolio Manager's Letter
FIRST INVESTORS LIFE TARGET MATURITY 2007 FUND
FIRST INVESTORS LIFE TARGET MATURITY 2010 FUND
FIRST INVESTORS LIFE TARGET MATURITY 2015 FUND

Dear Investor:

For the year ended December 31, 2002, the Funds' returns on a net asset value basis were 15.1% for Target Maturity 2007, 18.9% for Target Maturity 2010 and 23.4% for Target Maturity 2015. During the period, Target Maturity 2007, Target Maturity 2010 and Target Maturity 2015 declared dividends from net investment income of 69.0 cents, 64.8 cents and 47.3 cents per share, respectively.

The Funds' investment objective is to seek a predictable compounded return for investors who hold the Funds until maturity. In order to meet this objective, the Funds are fully invested in high-quality zero coupon bonds. These bonds are very sensitive to changes in interest rates.

The primary factor affecting the performance of the Funds was a large decline in interest rates during 2002. This decline resulted in substantial total returns for the Target Maturity Funds. Reflecting the fact that longer maturity bonds are more sensitive to changes in interest rates, the Target Maturity 2007 Fund had the lowest return while the Target Maturity 2015 had the highest return.

Thank you for making the Life Target Maturity Funds part of your investment strategy. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/S/ CLARK D. WAGNER

Clark D. Wagner
Director of Fixed Income
First Investors Management Company, Inc.
  and Portfolio Manager

January 31, 2003



Cumulative Performance Information
FIRST INVESTORS LIFE TARGET MATURITY 2007 FUND

Comparison of change in value of $10,000 investment in the First
Investors Life Target Maturity 2007 Fund and the Salomon Brothers
Treasury/Government Sponsored Index.

                                 LIFE
                      TARGET MATURITY     SALOMON BROTHERS TREASURY/
                            2007 FUND     GOVERNMENT SPONSORED INDEX
Apr-95                        $10,000                        $10,000
Dec-95                         12,260                         11,162
Dec-96                         11,996                         11,490
Dec-97                         13,601                         12,599
Dec-98                         15,637                         13,839
Dec-99                         14,169                         13,530
Dec-00                         16,499                         15,309
Dec-01                         17,779                         16,416
Dec-02                         20,461                         18,315

(INSET BOX IN CHART READS:)

                    Average Annual Total Returns*
One Year                      15.09%
Five Years                     8.51%
Since Inception
(4/26/95)                      9.76%

  The graph compares a $10,000 investment in the First Investors Life Target Maturity 2007 Fund beginning 4/26/95 (inception date) with a theoretical investment in the Salomon Brothers Treasury/Government Sponsored Index. The Salomon Brothers Treasury/Government Index is a market capitalization-weighted Index that consists of debt issued by the U.S. Treasury and U.S. Government sponsored agencies. Every issue included in the Index is trader-priced, and the Index follows consistent and realistic availability limits, including only those securities with sufficient amounts outstanding. It is not possible to invest directly in this Index. In addition, the Index does not take into account fees and expenses that an investor would incur in purchasing securities in the Index. For purposes of the graph and the accompanying table, it is assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the periods ended 12/31/02. During the periods shown, some or all of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Average Annual Total Return for One Year, Five Years and Since Inception would have been 14.94%, 8.38% and 9.63%, respectively.

  The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Salomon Brothers Treasury/Government Sponsored Index figures are from Salomon Brothers and all other figures are from First Investors Management Company, Inc.




Portfolio of Investments
FIRST INVESTORS LIFE TARGET MATURITY 2007 FUND
December 31, 2002

----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
 Principal                                                                       Effective                  $10,000 of
    Amount    Security                                                               Yield+          Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              U.S. GOVERNMENT AGENCY ZERO
              COUPON OBLIGATIONS--71.6%
              Agency For International Development - Israel:
      $119M     3/15/2007                                                             3.01%       $104,962         $32
     1,513M     8/15/2007                                                             3.11       1,311,865         403
     1,000M     11/15/2007                                                            3.02         864,123         266
       980M     2/15/2008                                                             3.34         827,065         254
       493M   Federal Judiciary Office Building,
                2/15/2007                                                             3.14         433,580         133
              Federal National Mortgage Association:
       961M     7/15/2007                                                             3.08         836,291         257
       525M     10/8/2007                                                             3.11         453,040         139
       558M     2/1/2008                                                              3.27         473,114         145
     1,134M     8/1/2008                                                              3.45         936,760         288
              Government Trust Certificates - Israel Trust:
       307M     10/1/2007                                                             3.16         264,471          81
     6,904M     11/15/2007                                                            3.12       5,937,336       1,823
       766M   Government Trust Certificate - Turkey
                Trust, 11/15/2007                                                     3.12         658,748         202
       586M   International Bank for Reconstruction &
                Development, 8/15/2007                                                3.46         500,075         154
     6,456M   Resolution Funding Corporation,
                10/15/2007                                                            2.83       5,643,299       1,733
              Tennessee Valley Authority:
     1,166M     5/1/2007                                                              3.18       1,016,729         312
     2,600M     11/1/2007                                                             3.13       2,237,196         687
     1,000M     4/15/2008                                                             3.53         831,191         255
----------------------------------------------------------------------------------------------------------------------
Total Value of U.S. Government Agency Zero Coupon
  Obligations (cost $19,760,341)                                                                23,329,845       7,164
----------------------------------------------------------------------------------------------------------------------




Portfolio of Investments (continued)
FIRST INVESTORS LIFE TARGET MATURITY 2007 FUND
December 31, 2002

----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
 Principal                                                                       Effective                  $10,000 of
    Amount    Security                                                               Yield+          Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              U.S. GOVERNMENT ZERO COUPON OBLIGATIONS--27.6%
   $10,210M   U.S. Treasury Strips, 11/15/2007
                (cost $7,374,442)                                                     2.62%     $8,993,877      $2,762
----------------------------------------------------------------------------------------------------------------------
              SHORT-TERM CORPORATE NOTES--0.7%
       225M   General Electric Capital Corp., 1.28%, 1/15/03
                (cost $224,888)                                                                    224,888          69
----------------------------------------------------------------------------------------------------------------------
Total Value of Investments (cost $27,359,671)                                         99.9%     32,548,610       9,995
Other Assets, Less Liabilities                                                          .1          15,493           5
----------------------------------------------------------------------------------------------------------------------
Net Assets                                                                           100.0%    $32,564,103     $10,000
======================================================================================================================

+ The effective yields shown for the zero coupon obligations are the effective yields at December 31, 2002.


See notes to financial statements



Cumulative Performance Information
FIRST INVESTORS LIFE TARGET MATURITY 2010 FUND

Comparison of change in value of $10,000 investment in the First
Investors Life Target Maturity 2010 Fund and the Salomon Brothers
Treasury/Government Sponsored Index.

                                 LIFE
                      TARGET MATURITY     SALOMON BROTHERS TREASURY/
                            2010 FUND     GOVERNMENT SPONSORED INDEX
Apr-96                        $10,000                        $10,000
Dec-96                         11,160                         10,596
Dec-97                         12,930                         11,619
Dec-98                         14,787                         12,762
Dec-99                         13,053                         12,477
Dec-00                         15,802                         14,118
Dec-01                         16,616                         15,139
Dec-02                         19,753                         16,889

(INSET BOX IN CHART READS:)

                    Average Annual Total Returns*
One Year                       18.88%
Five Years                      8.84%
Since Inception
(4/30/96)                      10.74%

  The graph compares a $10,000 investment in the First Investors Life Target Maturity 2010 Fund beginning 4/30/96 (inception date) with a theoretical investment in the Salomon Brothers Treasury/Government Sponsored Index. The Salomon Brothers Treasury/Government Sponsored Index is a market capitalization-weighted Index that consists of debt issued by the U.S. Treasury and U.S. Government sponsored agencies. Every issue included in the Index is trader-priced, and the Index follows consistent and realistic availability limits, including only those securities with sufficient amounts outstanding. It is not possible to invest directly in this Index. In addition, the Index does not take into account fees and expenses that an investor would incur in purchasing securities in the Index. For purposes of the graph and the accompanying table, it is assumed that all dividends and distributions were reinvested.

  * The Average Annual Total Return figures are for the periods ended 12/31/02. During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Average Annual Total Return for One Year, Five Years and Since Inception would have been 18.73%, 8.71% and 10.62%, respectively.

  The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Salomon Brothers Treasury/Government Sponsored Index figures are from Salomon Brothers and all other figures are from First Investors Management Company, Inc.




Portfolio of Investments
FIRST INVESTORS LIFE TARGET MATURITY 2010 FUND
December 31, 2002

----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
 Principal                                                                       Effective                  $10,000 of
    Amount    Security                                                               Yield+          Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              U.S. GOVERNMENT AGENCY ZERO
              COUPON OBLIGATIONS--61.2%
              Agency For International Development - Israel:
    $1,303M     8/15/2010                                                             4.18%       $950,606        $543
       495M     9/15/2010                                                             4.18         359,885         206
     1,100M   Federal Home Loan Mortgage Corporation,
                9/15/2010                                                             4.22         797,233         455
              Federal National Mortgage Association:
     1,260M     8/7/2010                                                              4.20         918,394         525
       700M     10/8/2010                                                             4.29         503,413         288
       600M     11/29/2010                                                            4.31         427,919         244
     2,321M     2/1/2011                                                              4.37       1,636,934         935
       500M   Government Trust Certificate - Israel Trust,
                11/15/2010                                                            4.28         358,250         205
     1,700M   Government Trust Certificate - Turkey
                Trust, 11/15/2010                                                     4.28       1,218,050         696
              Resolution Funding Corporation:
       650M     10/15/2010                                                            3.97         478,637         273
     2,998M     1/15/2011                                                             4.09       2,165,222       1,237
     1,250M   Tennessee Valley Authority, 11/1/2010                                   4.28         897,101         513
----------------------------------------------------------------------------------------------------------------------
Total Value of U.S. Government Agency Zero Coupon
  Obligations (cost $8,937,455)                                                                 10,711,644       6,120
----------------------------------------------------------------------------------------------------------------------
              U.S. GOVERNMENT ZERO COUPON OBLIGATIONS--37.6%
     8,835M   U.S. Treasury Strips, 11/15/2010
                (cost $5,512,806)                                                     3.78       6,579,301       3,759
----------------------------------------------------------------------------------------------------------------------
              SHORT-TERM CORPORATE NOTES--.6%
       100M   General Electric Capital Corp., 1.28%, 1/23/03
                (cost $99,922)                                                                      99,922          57
----------------------------------------------------------------------------------------------------------------------
Total Value of Investments (cost $14,550,183)                                         99.4%     17,390,867       9,936
Other Assets, Less Liabilities                                                          .6         111,800          64
----------------------------------------------------------------------------------------------------------------------
Net Assets                                                                           100.0%    $17,502,667     $10,000
======================================================================================================================

+ The effective yields shown for the zero coupon obligations are the effective yields at December 31, 2002.


See notes to financial statements



Cumulative Performance Information
FIRST INVESTORS LIFE TARGET MATURITY 2015 FUND

Comparison of change in value of $10,000 investment in the First
Investors Life Target Maturity 2015 Fund and the Salomon Brothers
Treasury/Government Sponsored Index.

                                 LIFE
                      TARGET MATURITY     SALOMON BROTHERS TREASURY/
                            2015 FUND     GOVERNMENT SPONSORED INDEX
Nov-99                        $10,000                        $10,000
Dec-99                          9,510                          9,928
Dec-00                         11,888                         11,234
Dec-01                         11,990                         12,046
Dec-02                         14,790                         13,439

(INSET BOX IN CHART READS:)

                    Average Annual Total Returns*
One Year                     23.36%
Since Inception
(11/8/99)                    13.24%

  The graph compares a $10,000 investment in the First Investors Life Target Maturity 2015 Fund beginning 11/8/99 (inception date) with a theoretical investment in the Salomon Brothers Treasury/Government Sponsored Index. The Salomon Brothers Treasury/Government Sponsored Index is a market capitalization-weighted Index that consists of debt issued by the U.S. Treasury and U.S. Government sponsored agencies. Every issue included in the Index is trader-priced, and the Index follows consistent and realistic availability limits, including only those securities with sufficient amounts outstanding. It is not possible to invest directly in this Index. In addition, the Index does not take into account fees and expenses that an investor would incur in purchasing securities in the Index. For purposes of the graph and the accompanying table, it is assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the periods ended 12/31/02. During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Average Annual Total Return for One Year and Since Inception would have been 23.21% and 13.09%, respectively.

  The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Salomon Brothers Treasury/Government Sponsored Index figures are from Salomon Brothers and all other figures are from First Investors Management Company, Inc.




Portfolio of Investments
FIRST INVESTORS LIFE TARGET MATURITY 2015 FUND
December 31, 2002

----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
 Principal                                                                       Effective                  $10,000 of
    Amount    Security                                                               Yield+          Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              U.S. GOVERNMENT AGENCY ZERO
              COUPON OBLIGATIONS--47.9%
              Agency For International Development - Israel:
      $698M     9/15/2015                                                             5.18%       $364,315        $399
       300M     3/15/2016                                                             5.25         151,332         166
              Federal Home Loan Mortgage Corporation:
       550M     3/15/2015                                                             5.23         292,984         321
       830M     9/15/2015                                                             5.31         426,574         468
       930M     9/15/2015                                                             5.31         478,067         524
       625M     1/15/2016                                                             5.36         313,711         344
              Federal National Mortgage Association:
       150M     2/12/2015                                                             5.11          81,406          89
       243M     8/12/2015                                                             5.19         127,251         139
       300M     9/23/2015                                                             5.37         152,886         168
       258M     11/15/2015                                                            5.29         131,766         145
       210M   Government Trust Certificate - Turkey
                Trust, 5/15/2015                                                      5.24         110,736         121
       200M   International Bank for Reconstruction &
                Development, 2/15/2015                                                5.44         104,342         114
              Resolution Funding Corporation:
       873M     10/15/2015                                                            5.10         458,331         503
       320M     1/15/2016                                                             5.14         165,109         181
     2,000M   Tennessee Valley Authority, 11/1/2015                                   5.35       1,015,212       1,113
----------------------------------------------------------------------------------------------------------------------
Total Value of U.S. Government Agency Zero Coupon
  Obligations (cost $3,843,055)                                                                  4,374,022       4,795
----------------------------------------------------------------------------------------------------------------------
              U.S. GOVERNMENT ZERO COUPON OBLIGATIONS--50.0%
     8,375M   U.S. Treasury Strips, 11/15/2015
                (cost $3,994,391)                                                     4.78       4,559,425       4,998
----------------------------------------------------------------------------------------------------------------------
              SHORT-TERM CORPORATE NOTES--1.1%
       100M   General Electric Capital Corp., 1.28%, 1/23/03
                (cost $99,922)                                                                      99,922         110
----------------------------------------------------------------------------------------------------------------------
Total Value of Investments (cost $7,937,368)                                          99.0%      9,033,369       9,903
Other Assets, Less Liabilities                                                         1.0          88,740          97
----------------------------------------------------------------------------------------------------------------------
Net Assets                                                                           100.0%     $9,122,109     $10,000
======================================================================================================================

+ The effective yields shown for the zero coupon obligations are the effective yields at December 31, 2002.


See notes to financial statements



Portfolio Manager's Letter
FIRST INVESTORS LIFE VALUE FUND

Dear Investor:

For the year ended December 31, 2002, the Fund's return on a net asset value basis was -21.6%. During the period, the Fund declared dividends from net investment income of 26.9 cents per share.

Effective December 31, 2002, the Fund was changed into a general "value" fund that focuses on total return and does not concentrate in utilities or any other sector. Therefore, the Fund's name has changed from the Life Utilities Income Fund to the Life Value Fund. The transition of its holdings began in December.

Since the Fund operated as the Life Utilities Income Fund in 2002, it was subject to the utilities sector's harsh climate. It was a difficult year as the electric, gas and telecommunications industries all produced negative returns. Shareholders may wonder why a historically stable sector of the stock market has performed so poorly over the past couple of years. Headline issues such as the California energy crisis, power and natural gas market manipulation, and the alleged accounting fraud at companies like Enron and WorldCom tell only part of the tale.

A big reason for the increased volatility in the sector is the deregulation activity that has occurred over the last several years. Business risk has increased, as companies in each of the three major utilities subsectors have had to adjust to a more competitive environment.

In recent years, many utilities management teams invested capital in unregulated businesses in an effort to enhance their growth prospects. Several electric and gas utilities built or bought unregulated power plants and engaged in extensive power and gas trading operations. Subsequently, the power generation market suffered from oversupply. The trading business has all but evaporated due to increased credit risk, a lack of a solid regulatory framework, and, in some cases, the unethical behavior of market participants.

The telecommunications industry has had its own share of difficulties. Fierce competition has continued to take its toll on long distance and wireless companies. Even the regional Bells have been humbled. A weak economy erased earnings growth, while wireless substitution and competition from high-speed cable modems have nibbled away at the Bells' stable local franchise.

Going forward, the new investment objective of the Fund will result in reduced sector risk and increased flexibility to adjust to tough market conditions. The Fund will maintain its focus on dividend-paying companies.



Thank you for making the Life Value Fund part of your investment strategy. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/S/ MATTHEW S. WRIGHT

Matthew S. Wright
Portfolio Manager

January 31, 2003



Cumulative Performance Information
FIRST INVESTORS LIFE VALUE FUND

Comparison of change in value of $10,000 investment in the First
Investors Life Value Fund, the Standard & Poor's 500 Index and the Standard & Poor's 500 Utilities Index+.

                LIFE SERIES       STANDARD & POOR'S         STANDARD & POOR'S
                 VALUE FUND               500 INDEX           UTILITIES INDEX
Dec-92              $10,000                 $10,000                   $10,000
Dec-93                9,940                  10,091                    10,025
Dec-94                9,220                  10,224                     9,205
Dec-95               12,010                  14,066                    13,087
Dec-96               13,160                  17,295                    13,490
Dec-97               16,460                  23,066                    16,831
Dec-98               18,530                  29,603                    19,319
Dec-99               21,756                  35,831                    17,602
Dec-00               21,628                  32,569                    28,119
Dec-01               17,240                  28,696                    19,559
Dec-02               13,516                  22,354                    13,694

(INSET BOX IN CHART READS:)

                    Average Annual Total Returns*
One Year                     (21.60%)
Five Years                    (3.86%)
Since Inception
(11/15/93)                     3.35%

  The graph compares a $10,000 investment in the First Investors Life Value Fund beginning 11/15/93 (inception date) with theoretical investments in the Standard & Poor's 500 Index and the Standard & Poor's 500 Utilities Index. The Standard & Poor's 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of such stocks, which represent all major industries. The Standard & Poor's 500 Utilities Index is a capitalization-weighted index of 37 stocks designed to measure the performance of the utility sector of the Standard & Poor's 500 Index. It is not possible to invest directly in these Indices. In addition, the Indices do not take into account fees and expenses that an investor would incur in purchasing securities in the Indices. For purposes of the graph and the accompanying table, it is assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the periods ended 12/31/02. During certain of the periods shown, some or all of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Average Annual Total Return for Five Years and Since Inception would have been (3.90%) and 3.13%, respectively.

  The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Standard & Poor's 500 Index and Standard & Poor's 500 Utilities Index figures are from Standard & Poor's and all other figures are from First Investors Management Company, Inc.

+ Prior to 12/31/02, the Fund invested primarily in securities issued by companies in the utilities industry. After this year, we will not show a comparison to the Standard & Poor's 500 Utilities Index.




Portfolio of Investments
FIRST INVESTORS LIFE VALUE FUND
December 31, 2002
----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
                                                                                                            $10,000 of
    Shares    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              COMMON STOCKS--74.0%
              Consumer Discretionary--6.9%
    12,000    Federal Signal Corporation                                                          $233,040         $52
     2,700    J.C. Penney Co., Inc. (Holding Co.)                                                   62,127          14
    13,300    Lee Enterprises, Inc.                                                                445,816          99
     5,900    Liberty Corporation                                                                  228,920          51
    20,000    May Department Stores Company                                                        459,600         102
    27,200    McDonald's Corporation                                                               437,376          97
    21,500    Natuzzi SpA (ADR)                                                                    218,440          49
    47,400    Pearson PLC (ADR)                                                                    443,190          99
     8,200    Tupperware Corporation                                                               123,656          27
    27,400    Walt Disney Company                                                                  446,894          98
----------------------------------------------------------------------------------------------------------------------
                                                                                                 3,099,059         688
----------------------------------------------------------------------------------------------------------------------
              Consumer Staples--8.3%
    20,500    Albertson's, Inc.                                                                    456,330         102
     7,400    Brown-Forman Corporation - Class B                                                   483,664         108
    18,300    ConAgra Foods, Inc.                                                                  457,683         102
     5,895    Del Monte Foods Company                                                               45,392          10
    10,300    Diageo PLC                                                                           451,140         100
    13,200    H.J. Heinz Company                                                                   433,884          97
     8,900    Kimberly-Clark Corporation                                                           422,483          94
    23,600    Ruddick Corporation                                                                  323,084          72
    21,800    Tasty Baking Company                                                                 189,660          42
    13,400    UST, Inc.                                                                            447,962         100
----------------------------------------------------------------------------------------------------------------------
                                                                                                 3,711,282         827
----------------------------------------------------------------------------------------------------------------------
              Energy--5.6%
    11,200    BP PLC (ADR)                                                                         455,280         101
     9,000    ConocoPhillips                                                                       435,510          97
    19,700    Diamond Offshore Drilling, Inc.                                                      430,445          96
     4,100    EOG Resources, Inc.                                                                  163,672          36
    20,800    Marathon Oil Corporation                                                             442,832          99
    10,400    Royal Dutch Petroleum Co. - NY Shares (ADR)                                          457,808         102
     4,300    Unocal Corporation                                                                   131,494          29
----------------------------------------------------------------------------------------------------------------------
                                                                                                 2,517,041         560
----------------------------------------------------------------------------------------------------------------------




Portfolio of Investments (continued)
FIRST INVESTORS LIFE VALUE FUND
December 31, 2002
----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
                                                                                                            $10,000 of
    Shares    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Financials--11.1%
    23,600    Amsouth Bancorporation                                                              $453,120        $101
    22,700    Brascan Corporation                                                                  465,350         104
    11,900    Cincinnati Financial Corporation                                                     446,845          99
    12,300    Erie Indemnity Company                                                               445,998          99
     6,500    FBL Financial Group, Inc.                                                            126,555          28
    17,800    KeyCorp                                                                              447,492         100
    14,500    Koger Equity, Inc.                                                                   226,200          50
    13,800    Lincoln National Corporation                                                         435,804          97
     6,800    One Liberty Properties, Inc.                                                         104,176          23
    18,800    Plum Creek Timber Company, Inc.                                                      443,680          99
     4,100    Regional Bank HOLDRs Trust                                                           421,275          94
    22,700    Sky Financial Group, Inc.                                                            451,957         101
    10,600    Wells Fargo & Company                                                                496,822         111
----------------------------------------------------------------------------------------------------------------------
                                                                                                 4,965,274       1,106
----------------------------------------------------------------------------------------------------------------------
              Health Care--3.1%
    11,800    Abbott Laboratories                                                                  472,000         105
    12,600    GlaxoSmithKline PLC (ADR)                                                            471,996         105
    19,900    Schering-Plough Corporation                                                          441,780          98
----------------------------------------------------------------------------------------------------------------------
                                                                                                 1,385,776         308
----------------------------------------------------------------------------------------------------------------------
              Industrials--5.4%
       900    Alexander & Baldwin, Inc.                                                             23,211           5
     6,700    Baldor Electric Company                                                              132,325          29
    15,500    Dover Corporation                                                                    451,980         101
    10,400    Harsco Corporation                                                                   331,656          74
    20,600    Pall Corporation                                                                     343,608          76
    13,700    Pitney Bowes, Inc.                                                                   447,442         100
    15,600    Raytheon Company                                                                     479,700         107
     5,500    Teleflex, Inc.                                                                       235,895          52
----------------------------------------------------------------------------------------------------------------------
                                                                                                 2,445,817         544
----------------------------------------------------------------------------------------------------------------------
              Information Technology--1.4%
    22,700    AVX Corporation                                                                      222,460          49
     5,500    Bel Fuse, Inc. - Class "B"                                                           110,825          25
     9,600    Methode Electronics, Inc.                                                            105,312          23
    22,300    Motorola, Inc.                                                                       192,895          43
----------------------------------------------------------------------------------------------------------------------
                                                                                                   631,492         140
----------------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
                                                                                                            $10,000 of
    Shares    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Materials--3.4%
    10,700    Air Products & Chemicals, Inc.                                                      $457,425        $102
    10,400    Du Pont (E.I.) de Nemours & Company                                                  440,960          98
    16,500    Glatfelter                                                                           217,140          48
    19,100    Sonoco Products Company                                                              437,963          97
----------------------------------------------------------------------------------------------------------------------
                                                                                                 1,553,488         345
----------------------------------------------------------------------------------------------------------------------
              Telecommunications Services--9.7%
     6,600    ALLTEL Corporation                                                                   336,600          75
    13,320    AT&T Corporation                                                                     347,785          77
    26,300    BellSouth Corporation                                                                680,381         151
    10,600    CT Communications, Inc.                                                              119,780          27
     8,032    D&E Communications, Inc.                                                              67,148          15
    29,700    Hellenic Telecommunications Organization SA (ADR)                                    158,598          35
    19,000    Nippon Telegraph and Telephone Corporation (ADR)                                     335,540          75
    24,800    SBC Communications, Inc.                                                             672,328         150
    15,300    Telefonos de Mexico SA (ADR)                                                         489,294         109
     9,800    Telephone & Data Systems, Inc.                                                       460,796         103
    17,418    Verizon Communications, Inc.                                                         674,948         150
----------------------------------------------------------------------------------------------------------------------
                                                                                                 4,343,198         967
----------------------------------------------------------------------------------------------------------------------
              Utilities--19.1%
    25,400    ALLETE, Inc.                                                                         576,072         128
    28,450    American States Water Company                                                        658,617         147
    32,000  * Calpine Corporation                                                                  104,320          23
     9,300    Dominion Resources, Inc.                                                             510,570         114
    14,700    DTE Energy Company                                                                   682,080         152
    18,900    Empire District Electric Company                                                     343,980          77
     9,700    Energen Corporation                                                                  282,270          63
    16,200    Equitable Resources, Inc.                                                            567,648         126
    14,700    KeySpan Corporation                                                                  518,028         115
    16,700    MDU Resources Group, Inc.                                                            431,027          96
    26,500    National Fuel Gas Company                                                            549,345         122
     6,150    New Jersey Resources Corporation                                                     194,279          43
    23,400    NiSource, Inc.                                                                       468,000         104
    23,100    Pepco Holdings, Inc.                                                                 447,909         100
    13,700    Progress Energy, Inc.                                                                593,895         132
     4,500    South Jersey Industries, Inc.                                                        148,590          33
    20,000    Southwest Gas Corporation                                                            469,000         104
----------------------------------------------------------------------------------------------------------------------




Portfolio of Investments (continued)
FIRST INVESTORS LIFE VALUE FUND
December 31, 2002
----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
                                                                                                            $10,000 of
    Shares    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Utilities (continued)
    19,900    Vectren Corporation                                                                 $457,700        $102
    23,600    Wisconsin Energy Corporation                                                         594,720         132
----------------------------------------------------------------------------------------------------------------------
                                                                                                 8,598,050       1,913
----------------------------------------------------------------------------------------------------------------------
Total Value of Common Stocks (cost $32,750,159)                                                 33,250,477       7,398
----------------------------------------------------------------------------------------------------------------------
              CONVERTIBLE PREFERRED STOCKS--3.8%
              Financials--1.0%
    18,800    Chubb Corp., 7%, 2005                                                                450,260         101
----------------------------------------------------------------------------------------------------------------------
              Health Care--1.2%
     1,300    Anthem, Inc., 6%, 2004                                                               100,984          22
     9,100    Baxter International, Inc., 7%, 2006                                                 455,910         101
----------------------------------------------------------------------------------------------------------------------
                                                                                                   556,894         123
----------------------------------------------------------------------------------------------------------------------
              Telecommunications Services--.4%
     3,200    ALLTEL Corp., 7.75%, 2005                                                            164,256          37
----------------------------------------------------------------------------------------------------------------------
              Utilities--1.2%
    13,700    Duke Energy Corp., 8.25%, 2004                                                       217,967          48
     5,800    FPL Group, Inc., 8.5%, 2005                                                          321,088          72
----------------------------------------------------------------------------------------------------------------------
                                                                                                   539,055         120
----------------------------------------------------------------------------------------------------------------------
Total Value of Convertible Preferred Stocks (cost $1,809,013)                                    1,710,465         381
----------------------------------------------------------------------------------------------------------------------
              PREFERRED STOCKS--1.0%
              Telecommunications Services--.4%
     7,700    Verizon South, Inc., 7%, 2041 - Series "F"                                           199,353          44
----------------------------------------------------------------------------------------------------------------------
              Utilities--.6%
     4,100    Consolidated Edison Co. of New York, 7.75%,
                2031 - Series "A"                                                                  102,746          22
     6,700    Entergy Louisiana, Inc., 7.6%, 2032 - Series "A"                                     175,875          38
----------------------------------------------------------------------------------------------------------------------
                                                                                                   278,621          60
----------------------------------------------------------------------------------------------------------------------
Total Value of Preferred Stocks (cost $461,228)                                                    477,974         104
----------------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
 Principal                                                                                                  $10,000 of
    Amount    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              CORPORATE BONDS--.5%
              Utilities
      $200M   Northwestern Public Service Co., 7.1%, 2005
                (cost $197,397)                                                                   $206,550         $46
----------------------------------------------------------------------------------------------------------------------
              U.S. GOVERNMENT AGENCY OBLIGATIONS--11.6%
     5,200M   Federal National Mortgage Assoc., 1.28%, 1/10/03
                (cost $5,198,335)                                                                5,198,335       1,157
----------------------------------------------------------------------------------------------------------------------
              U.S. GOVERNMENT OBLIGATIONS--9.1%
     4,100M   U.S. Treasury Bill, 1.05%, 1/9/03 (cost $4,099,043)                                4,099,043         913
----------------------------------------------------------------------------------------------------------------------
Total Value of Investments (cost $44,515,175)                                        100.0%     44,942,844       9,999
Other Assets, Less Liabilities                                                          .0           4,295           1
----------------------------------------------------------------------------------------------------------------------
Net Assets                                                                           100.0%    $44,947,139     $10,000
======================================================================================================================

* Non-income producing


See notes to financial statements



Statement of Assets and Liabilities
FIRST INVESTORS LIFE SERIES FUND
December 31, 2002
---------------------------------------------------------------------------------------------------
                                                           CASH                         FOCUSED
                                      BLUE CHIP      MANAGEMENT       DISCOVERY          EQUITY
---------------------------------------------------------------------------------------------------
Assets
Investments in securities:
At identified cost                 $141,745,842     $13,519,688    $ 87,292,896     $ 8,097,293
                                   ============    ============    ============    ============
At value (Note 1A)                 $148,832,667     $13,519,688    $ 88,991,273     $ 6,913,178
Cash                                    973,996         117,709         232,507             864
Receivables:
Investment securities sold              534,806              --         217,375              --
Interest and dividends                  157,577          38,527          13,189           8,384
Trust shares sold                        84,378           9,607         102,684          13,245
                                   ------------    ------------    ------------    ------------
Total Assets                        150,583,424      13,685,531      89,557,028       6,935,671
                                   ------------    ------------    ------------    ------------
Liabilities
Payables:
Investment securities
purchased                             2,322,976              --         285,374              --
Trust shares redeemed                   158,140          10,012          77,021              71
Accrued advisory fees                    99,634           7,190          59,785           4,642
Accrued expenses                         21,902           3,187          19,308           2,917
                                   ------------    ------------    ------------    ------------
Total Liabilities                     2,602,652          20,389         441,488           7,630
                                   ------------    ------------    ------------    ------------
Net Assets                         $147,980,772     $13,665,142    $ 89,115,540     $ 6,928,041
                                   ============    ============    ============    ============
Net Assets Consist of:
Capital paid in                    $197,250,904     $13,665,142    $137,035,356     $10,706,972
Undistributed net investment
income                                1,058,772              --              --           9,903
Accumulated net realized loss
on investments                      (57,415,729)             --     (49,618,193)     (2,604,719)
Net unrealized appreciation
(depreciation) of
investments                           7,086,825              --       1,698,377      (1,184,115)
                                   ------------    ------------    ------------    ------------
Total                              $147,980,772     $13,665,142    $ 89,115,540     $ 6,928,041
                                   ============    ============    ============    ============
Shares of beneficial interest
outstanding (Note 2)                  9,798,260      13,665,142       5,704,128       1,114,888
                                   ============    ============    ============    ============
Net asset value, offering and
redemption price per share
(Net assets divided by shares
outstanding)                             $15.10          $ 1.00          $15.62          $ 6.21
                                   ============    ============    ============    ============



-------------------------------------------------------------------------------

                                     GOVERNMENT          GROWTH      HIGH YIELD
-------------------------------------------------------------------------------
Assets
Investments in securities:
At identified cost                  $26,175,801    $174,654,481     $63,348,747
                                   ============    ============    ============
At value (Note 1A)                  $26,794,282    $176,307,650     $48,154,814
Cash                                    145,855         148,461         295,022
Receivables:
Investment securities sold                2,763          43,028              --
Interest and dividends                  151,409         202,466       1,166,469
Trust shares sold                        52,002         116,071          14,609
                                   ------------    ------------    ------------
Total Assets                         27,146,311     176,817,676      49,630,914
                                   ------------    ------------    ------------
Liabilities
Payables:
Investment securities
purchased                             2,000,010         134,207              --
Trust shares redeemed                    51,630         261,869          14,219
Accrued advisory fees                    13,076         118,689          32,572
Accrued expenses                          4,615          21,552          16,632
                                   ------------    ------------    ------------
Total Liabilities                     2,069,331         536,317          63,423
                                   ------------    ------------    ------------
Net Assets                          $25,076,980    $176,281,359     $49,567,491
                                   ============    ============    ============
Net Assets Consist of:
Capital paid in                     $23,885,812    $198,120,556     $70,325,040
Undistributed net investment
income                                1,075,061         879,987       4,478,411
Accumulated net realized loss
on investments                         (502,374)    (24,372,353)    (10,042,027)
Net unrealized appreciation
(depreciation) of
investments                             618,481       1,653,169     (15,193,933)
                                   ------------    ------------    ------------
Total                               $25,076,980    $176,281,359     $49,567,491
                                   ============    ============    ============
Shares of beneficial interest
outstanding (Note 2)                  2,340,563       7,397,827       6,698,035
                                   ============    ============    ============
Net asset value, offering and
redemption price per share
(Net assets divided by shares
outstanding)                             $10.71          $23.83          $ 7.40
                                   ============    ============    ============

See notes to financial statements




Statement of Assets and Liabilities
FIRST INVESTORS LIFE SERIES FUND
December 31, 2002
----------------------------------------------------------------------------------
                                                                         TARGET
                                  INTERNATIONAL      INVESTMENT        MATURITY
                                     SECURITIES           GRADE            2007
----------------------------------------------------------------------------------
Assets
Investments in securities:
At identified cost                  $71,665,992     $31,768,911     $27,359,671
                                   ============    ============    ============
At value (Note 1A)                  $72,554,854     $32,810,008     $32,548,610
Cash                                     50,729         215,742          95,893
Receivables:
Investment securities sold                6,451              --              --
Interest and dividends                   91,641         564,553              --
Trust shares sold                        64,769          35,777              --
Forward currency contracts
(Note 6)                                 28,248              --              --
                                   ------------    ------------    ------------
Total Assets                         72,796,692      33,626,080      32,644,503
                                   ------------    ------------    ------------
Liabilities
Payables:
Investment securities
purchased                               133,079              --              --
Trust shares redeemed                   105,587          69,407          58,507
Accrued advisory fees                    48,128          17,431          16,876
Accrued expenses                         34,513           6,327           5,017
                                   ------------    ------------    ------------
Total Liabilities                       321,307          93,165          80,400
                                   ------------    ------------    ------------
Net Assets                          $72,475,385     $33,532,915     $32,564,103
                                   ============    ============    ============
Net Assets Consist of:
Capital paid in                     $93,533,277     $31,579,727     $25,474,279
Undistributed net investment
income                                  722,234       1,765,964       1,630,568
Accumulated net realized gain
(loss) on investments,
futures contracts and foreign
currency transactions               (22,662,626)       (853,873)        270,317
Net unrealized appreciation of
investments,
futures contracts and foreign
currency transactions                   882,500       1,041,097       5,188,939
                                   ------------    ------------    ------------
Total                               $72,475,385     $33,532,915     $32,564,103
                                   ============    ============    ============
Shares of beneficial interest
outstanding (Note 2)                  5,797,862       2,898,371       2,217,723
                                   ============    ============    ============
Net asset value, offering and
redemption price per share
(Net assets divided by shares
outstanding)                             $12.50          $11.57          $14.68
                                   ============    ============    ============



------------------------------------------------------------------------------
                                        TARGET          TARGET
                                      MATURITY        MATURITY
                                          2010            2015           VALUE
------------------------------------------------------------------------------
Assets
Investments in securities:
At identified cost                 $14,550,183      $7,937,368     $44,515,175
                                  ============    ============    ============
At value (Note 1A)                 $17,390,867      $9,033,369     $44,942,844
Cash                                   209,397         231,894         521,955
Receivables:
Investment securities sold                  --              --       1,747,881
Interest and dividends                      --              --         104,052
Trust shares sold                       15,028          24,772          19,492
Forward currency contracts
(Note 6)                                    --              --              --
                                  ------------    ------------    ------------
Total Assets                        17,615,292       9,290,035      47,336,224
                                  ------------    ------------    ------------
Liabilities
Payables:
Investment securities
purchased                               99,918          99,918       2,270,073
Trust shares redeemed                       --          62,409          70,543
Accrued advisory fees                    8,976           4,624          29,480
Accrued expenses                         3,731             975          18,989
                                  ------------    ------------    ------------
Total Liabilities                      112,625         167,926       2,389,085
                                  ------------    ------------    ------------
Net Assets                         $17,502,667      $9,122,109     $44,947,139
                                  ============    ============    ============
Net Assets Consist of:
Capital paid in                    $13,990,701      $7,763,958     $65,421,766
Undistributed net
investment income                      748,864         288,475       1,475,654
Accumulated net realized
loss on investments,
futures contracts and foreign
currency transactions                  (77,582)        (26,325)    (22,377,950)
Net unrealized appreciation of
investments,
futures contracts and foreign
currency transactions                2,840,684       1,096,001         427,669
                                  ------------    ------------    ------------
Total                              $17,502,667      $9,122,109     $44,947,139
                                  ============    ============    ============
Shares of beneficial interest
outstanding (Note 2)                 1,135,638         665,523       4,616,401
                                  ============    ============    ============
Net asset value, offering and
redemption price per share
(Net assets divided by shares
outstanding)                            $15.41          $13.71          $ 9.74
                                  ============    ============    ============

See notes to financial statements




Statement of Operations
FIRST INVESTORS LIFE SERIES FUND
Year Ended December 31, 2002
---------------------------------------------------------------------------------------------------
                                                           CASH                         FOCUSED
                                      BLUE CHIP      MANAGEMENT       DISCOVERY          EQUITY
---------------------------------------------------------------------------------------------------
Investment Income
Income:
Interest                              $ 177,335        $242,219        $ 71,977         $ 7,565
Dividends                             2,340,225              --         349,537          79,973
                                   ------------    ------------    ------------    ------------
Total income                          2,517,560         242,219         421,514          87,538
                                   ------------    ------------    ------------    ------------
Expenses (Notes 1 and 4):
Advisory fees                         1,352,522          95,488         791,802          56,160
Professional fees                        30,872          16,631          32,005          15,133
Custodian fees and expenses              33,861           6,402          23,836             863
Reports and notices to
shareholders                              6,626           3,815           6,094           3,353
Other expenses                           41,200           2,547          26,059           2,199
                                   ------------    ------------    ------------    ------------
Total expenses                        1,465,081         124,883         879,796          77,708
Less: Expenses waived or
assumed                                      --         (34,542)             --              --
Custodian fees paid
indirectly                               (6,956)         (1,237)         (6,406)           (94)
                                   ------------    ------------    ------------    ------------
Net expenses                          1,458,125          89,104         873,390          77,614
                                   ------------    ------------    ------------    ------------
Net investment income (loss)          1,059,435         153,115        (451,876)          9,924
                                   ------------    ------------    ------------    ------------
Realized and Unrealized Gain
(Loss) on Investments (Note 3):
Net realized loss on
investments                         (28,336,343)             --     (15,601,945)     (1,291,649)
Net unrealized depreciation
of investments                      (27,970,671)             --     (17,870,170)     (1,317,623)
                                   ------------    ------------    ------------    ------------
Net loss on
investments                         (56,307,014)             --     (33,472,115)     (2,609,272)
                                   ------------    ------------    ------------    ------------
Net Increase (Decrease) in Net
Assets Resulting
from Operations                    $(55,247,579)       $153,115    $(33,923,991)    $(2,599,348)
                                   ============    ============    ============    ============



-------------------------------------------------------------------------------

                                     GOVERNMENT          GROWTH      HIGH YIELD
-------------------------------------------------------------------------------
Investment Income
Income:
Interest                             $1,228,275        $ 76,348      $4,979,266
Dividends                                    --       2,488,933          12,935(a)
                                   ------------    ------------    ------------
Total income                          1,228,275       2,565,281       4,992,201
                                   ------------    ------------    ------------
Expenses (Notes 1 and 4):
Advisory fees                           149,594       1,543,351         370,556
Professional fees                        19,536          33,906          26,811
Custodian fees and expenses               7,444          54,363          10,019
Reports and notices to
shareholders                              3,367          11,081           3,148
Other expenses                            5,244          44,304          15,709
                                   ------------    ------------    ------------
Total expenses                          185,185       1,687,005         426,243
Less: Expenses waived or
assumed                                 (29,919)             --              --
Custodian fees paid
indirectly                               (2,186)         (2,139)         (3,610)
                                   ------------    ------------    ------------
Net expenses                            153,080       1,684,866         422,633
                                   ------------    ------------    ------------
Net investment income                 1,075,195         880,415       4,569,568
                                   ------------    ------------    ------------
Realized and Unrealized Gain
(Loss) on Investments (Note 3):
Net realized gain (loss) on
investments                              90,100     (14,051,918)     (4,115,176)
Net unrealized appreciation
(depreciation) of
investments                             345,655     (39,789,267)        602,919
                                   ------------    ------------    ------------
Net gain (loss) on
investments                             435,755     (53,841,185)     (3,512,257)
                                   ------------    ------------    ------------
Net Increase (Decrease) in Net
Assets Resulting
from Operations                      $1,510,950    $(52,960,770)     $1,057,311
                                   ============    ============    ============
(a) See Note 1H

See notes to financial statements




Statement of Operations
FIRST INVESTORS LIFE SERIES FUND
Year Ended December 31, 2002
----------------------------------------------------------------------------------
                                                                         TARGET
                                  INTERNATIONAL      INVESTMENT        MATURITY
                                     SECURITIES           GRADE            2007
----------------------------------------------------------------------------------
Investment Income
Income:
Interest                              $ 189,526      $2,033,232      $1,866,291
Dividends                             1,249,344(b)           --              --
                                   ------------    ------------    ------------
Total income                          1,438,870       2,033,232       1,866,291
                                   ------------    ------------    ------------
Expenses (Notes 1 and 4):
Advisory fees                           628,871         225,456         243,299
Professional fees                        22,528          24,130          22,153
Custodian fees and expenses             225,337           7,042           4,645
Reports and notices to
shareholders                              4,075           3,700           3,832
Other expenses                           29,145           7,988          10,865
                                   ------------    ------------    ------------
Total expenses                          909,956         268,316         284,794
Less: Expenses waived or
assumed                                      --         (45,091)        (48,660)
Custodian fees paid
indirectly                                   --          (3,715)           (635)
                                   ------------    ------------    ------------
Net expenses                            909,956         219,510         235,499
                                   ------------    ------------    ------------
Net investment income                   528,914       1,813,722       1,630,792
                                   ------------    ------------    ------------
Realized and Unrealized Gain
(Loss) on  Investments, Futures
Contracts and  Foreign Currency
Transactions (Note 3):
Net realized gain (loss) on
investments, futures contracts and
foreign currency transactions        (9,967,816)        (10,880)        485,403
Net unrealized appreciation
(depreciation) of investments,
futures contracts and foreign
currency transactions                (7,897,229)        549,274       2,480,320
                                   ------------    ------------    ------------
Net gain (loss) on investments,
futures contracts and
foreign currency transactions       (17,865,045)        538,394       2,965,723
                                   ------------    ------------    ------------
Net Increase (Decrease) in Net
Assets Resulting
from Operations                    $(17,336,131)     $2,352,116      $4,596,515
                                   ============    ============    ============



------------------------------------------------------------------------------
                                        TARGET          TARGET
                                      MATURITY        MATURITY
                                          2010            2015           VALUE
------------------------------------------------------------------------------
Investment Income
Income:
Interest                             $ 867,560       $ 341,702        $ 93,012
Dividends                                   --              --       1,901,219
                                  ------------    ------------    ------------
Total income                           867,560         341,702       1,994,231
                                  ------------    ------------    ------------
Expenses (Notes 1 and 4):
Advisory fees                          116,248          46,009         405,088
Professional fees                       14,612          10,330          55,038
Custodian fees and expenses              2,567             659          11,716
Reports and notices to
shareholders                             3,947           3,366          35,389
Other expenses                           6,029           2,692          16,198
                                  ------------    ------------    ------------
Total expenses                         143,403          63,056         523,429
Less: Expenses waived or
assumed                                (23,250)         (9,202)             --
Custodian fees paid
indirectly                              (1,530)           (659)         (5,110)
                                  ------------    ------------    ------------
Net expenses                           118,623          53,195         518,319
                                  ------------    ------------    ------------
Net investment income                  748,937         288,507       1,475,912
                                  ------------    ------------    ------------
Realized and Unrealized Gain
(Loss) on  Investments, Futures
Contracts and  Foreign Currency
Transactions (Note 3):
Net realized gain (loss) on
investments, futures contracts and
foreign currency transactions           22,297          (4,285)    (13,315,507)
Net unrealized appreciation
(depreciation) of investments,
futures contracts and foreign
currency transactions                1,938,502       1,038,743      (2,150,643)
                                  ------------    ------------    ------------
Net gain (loss) on investments,
futures contracts and
foreign currency transactions        1,960,799       1,034,458     (15,466,150)
                                  ------------    ------------    ------------
Net Increase (Decrease) in Net
Assets Resulting
from Operations                     $2,709,736      $1,322,965    $(13,990,238)
                                  ============    ============    ============
(b) Net of $141,864 foreign taxes withheld.

See notes to financial statements




Statement of Changes in Net Assets
FIRST INVESTORS LIFE SERIES FUND
---------------------------------------------------------------------------------------------------
                                             BLUE CHIP                   CASH MANAGEMENT
                                   ----------------------------    ----------------------------
Year Ended December 31                     2002            2001            2002            2001
---------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
From Operations
Net investment income               $ 1,059,435       $ 912,946       $ 153,115       $ 392,868
Net realized loss on
investments                         (28,336,343)    (28,245,281)             --              --
Net unrealized depreciation
of investments                      (27,970,671)    (25,225,280)             --              --
                                   ------------    ------------    ------------    ------------
Net increase (decrease) in net
assets resulting
from operations                     (55,247,579)    (52,557,615)        153,115         392,868
                                   ------------    ------------    ------------    ------------
Distributions to Shareholders
Net investment income                  (912,805)       (758,461)       (153,115)       (392,868)
Net realized gains                           --     (26,914,843)             --              --
                                   ------------    ------------    ------------    ------------
Total distributions                    (912,805)    (27,673,304)       (153,115)       (392,868)
                                   ------------    ------------    ------------    ------------
Trust Share Transactions*
Proceeds from shares sold             7,791,126      14,348,676       6,913,784       5,891,813
Reinvestment of distributions           912,805      27,673,304         153,115         392,868
Cost of shares redeemed             (24,278,648)    (14,518,576)     (5,689,977)     (3,048,183)
                                   ------------    ------------    ------------    ------------
Net increase (decrease) from
trust share transactions            (15,574,717)     27,503,404       1,376,922       3,236,498
                                   ------------    ------------    ------------    ------------
Net increase (decrease) in
net assets                          (71,735,101)    (52,727,515)      1,376,922       3,236,498

Net Assets
Beginning of year                   219,715,873     272,443,388      12,288,220       9,051,722
                                   ------------    ------------    ------------    ------------
End of year+                       $147,980,772    $219,715,873     $13,665,142     $12,288,220
                                   ============    ============    ============    ============
+Includes undistributed net
investment income of                $ 1,058,772       $ 912,142            $ --            $ --
                                   ============    ============    ============    ============
*Trust Shares Issued and Redeemed
Sold                                    446,211         638,469       6,913,784       5,891,813
Issued for distributions
reinvested                               47,296       1,176,086         153,115         392,868
Redeemed                             (1,445,591)       (646,710)     (5,689,977)     (3,048,183)
                                   ------------    ------------    ------------    ------------
Net increase (decrease) in
trust shares outstanding               (952,084)      1,167,845       1,376,922       3,236,498
                                   ============    ============    ============    ============



-----------------------------------------------------------------------------------------------
                                             DISCOVERY                     FOCUSED EQUITY
                                   ----------------------------    ----------------------------
Year Ended December 31                     2002            2001            2002            2001
-----------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
From Operations
Net investment income (loss)         $ (451,876)     $ (405,124)        $ 9,924        $ 23,170
Net realized loss on
investments                         (15,601,945)    (32,546,938)     (1,291,649)       (215,963)
Net unrealized depreciation
of investments                      (17,870,170)       (227,464)     (1,317,623)       (182,600)
                                   ------------    ------------    ------------    ------------
Net decrease in net
assets resulting
from operations                     (33,923,991)    (33,179,526)     (2,599,348)       (375,393)
                                   ------------    ------------    ------------    ------------
Distributions to Shareholders
Net investment income                        --              --         (23,149)        (20,243)
Net realized gains                           --     (14,383,136)             --              --
                                   ------------    ------------    ------------    ------------
Total distributions                          --     (14,383,136)        (23,149)        (20,243)
                                   ------------    ------------    ------------    ------------
Trust Share Transactions*
Proceeds from shares sold             7,235,749       9,501,013       2,042,700       1,906,488
Reinvestment of distributions                --      14,383,136          23,149          20,243
Cost of shares redeemed              (9,943,319)     (7,374,060)     (1,060,293)       (743,216)
                                   ------------    ------------    ------------    ------------
Net increase (decrease) from
trust share transactions             (2,707,570)     16,510,089       1,005,556       1,183,515
                                   ------------    ------------    ------------    ------------
Net increase (decrease) in
net assets                          (36,631,561)    (31,052,573)     (1,616,941)        787,879

Net Assets
Beginning of year                   125,747,101     156,799,674       8,544,982       7,757,103
                                   ------------    ------------    ------------    ------------
End of year+                        $89,115,540    $125,747,101      $6,928,041      $8,544,982
                                   ============    ============    ============    ============
+Includes undistributed net
investment income of                       $ --            $ --         $ 9,903        $ 23,128
                                   ============    ============    ============    ============
*Trust Shares Issued and Redeemed
Sold                                    400,902         425,881         284,646         222,024
Issued for distributions
reinvested                                   --         633,898           2,854           2,254
Redeemed                               (564,038)       (333,654)       (159,363)        (87,196)
                                   ------------    ------------    ------------    ------------
Net increase (decrease) in
trust shares outstanding               (163,136)        726,125         128,137         137,082
                                   ============    ============    ============    ============

See notes to financial statements




Statement of Changes in Net Assets
FIRST INVESTORS LIFE SERIES FUND
---------------------------------------------------------------------------------------------------
                                             GOVERNMENT                       GROWTH
                                   ----------------------------    ----------------------------
Year Ended December 31                     2002            2001            2002            2001
---------------------------------------------------------------------------------------------------
Increase (Decrease) in Net
Assets From Operations
Net investment income               $ 1,075,195       $ 810,392       $ 880,415       $ 485,138
Net realized gain (loss) on
investments, futures contracts
and foreign currency
transactions                             90,100         167,882     (14,051,918)     (9,570,278)
Net unrealized appreciation
(depreciation) of investments,
futures contracts and
currency transactions                   345,655         136,176     (39,789,267)    (28,202,951)
                                   ------------    ------------    ------------    ------------
Net increase (decrease)
in net assets resulting
from operations                       1,510,950       1,114,450     (52,960,770)    (37,288,091)
                                   ------------    ------------    ------------    ------------
Distributions to Shareholders
Net investment income                  (845,376)       (742,791)       (483,769)       (108,368)
Net realized gains                           --              --              --     (28,134,482)
                                   ------------    ------------    ------------    ------------
Total distributions                    (845,376)       (742,791)       (483,769)    (28,242,850)
                                   ------------    ------------    ------------    ------------
Trust Share Transactions*
Proceeds from shares sold             9,494,207       5,785,941       9,426,487      14,119,487
Reinvestment of distributions           845,376         742,791         483,769      28,242,850
Cost of shares redeemed              (2,508,448)     (1,735,108)    (21,559,624)    (13,495,757)
                                   ------------    ------------    ------------    ------------
Net increase (decrease) from
trust share transactions              7,831,135       4,793,624     (11,649,368)     28,866,580
                                   ------------    ------------    ------------    ------------
Net increase (decrease) in
net assets                            8,496,709       5,165,283     (65,093,907)    (36,664,361)

Net Assets
Beginning of year                    16,580,271      11,414,988     241,375,266     278,039,627
                                   ------------    ------------    ------------    ------------
End of year+                        $25,076,980     $16,580,271    $176,281,359    $241,375,266
                                   ------------    ------------    ------------    ------------
+Includes undistributed net
investment income of                $ 1,075,061       $ 845,242       $ 879,987       $ 483,341
                                   ============    ============    ============    ============
*Trust Shares Issued and Redeemed
Sold                                    911,005         563,443         352,788         443,987
Issued for distributions
reinvested                               83,618          75,410          16,404         858,446
Redeemed                               (241,266)       (168,215)       (830,747)       (428,807)
                                   ------------    ------------    ------------    ------------
Net increase (decrease) in
trust shares outstanding                753,357         470,638        (461,555)        873,626
                                   ============    ============    ============    ============



-----------------------------------------------------------------------------------------------
                                                                            INTERNATIONAL
                                               HIGH YIELD                    SECURITIES
                                   ----------------------------    ----------------------------
Year Ended December 31                     2002            2001            2002            2001
-----------------------------------------------------------------------------------------------
Increase (Decrease) in Net
Assets From Operations
Net investment income               $ 4,569,568     $ 5,428,553       $ 528,914       $ 743,940
Net realized loss on
investments, futures contracts
and foreign currency
transactions                         (4,115,176)     (3,732,306)     (9,967,816)    (11,106,336)
Net unrealized appreciation
(depreciation) of investments,
futures contracts and
currency transactions                   602,919      (3,586,751)     (7,897,229)     (7,100,545)
                                   ------------    ------------    ------------    ------------
Net increase (decrease) in net asse
from operations                       1,057,311      (1,890,504)    (17,336,131)    (17,462,941)
                                   ------------    ------------    ------------    ------------
Distributions to Shareholders
Net investment income                (5,480,290)     (6,130,642)       (515,963)     (1,516,578)
Net realized gains                           --              --              --      (7,520,157)
                                   ------------    ------------    ------------    ------------
Total distributions                  (5,480,290)     (6,130,642)       (515,963)     (9,036,735)
                                   ------------    ------------    ------------    ------------
Trust Share Transactions*
Proceeds from shares sold             3,410,846       3,480,726       3,410,096       4,829,951
Reinvestment of distributions         5,480,290       6,130,642         515,963       9,036,735
Cost of shares redeemed              (5,296,907)     (6,506,425)    (10,675,500)     (9,193,361)
                                   ------------    ------------    ------------    ------------
Net increase (decrease) from
trust share transactions              3,594,229       3,104,943      (6,749,441)      4,673,325
                                   ------------    ------------    ------------    ------------
Net decrease in
net assets                             (828,750)     (4,916,203)    (24,601,535)    (21,826,351)

Net Assets
Beginning of year                    50,396,241      55,312,444      97,076,920     118,903,271
                                   ------------    ------------    ------------    ------------
End of year+                        $49,567,491     $50,396,241     $72,475,385     $97,076,920
                                   ------------    ------------    ------------    ------------
+Includes undistributed net
investment income (deficit) of      $ 4,478,411     $ 5,263,974       $ 722,234      $ (78,172)
                                   ============    ============    ============    ============

*Trust Shares Issued and Redeemed
Sold                                    462,403         401,100         248,685         298,312
Issued for distributions
reinvested                              755,902         699,845          35,219         545,565
Redeemed                               (720,773)       (758,299)       (784,889)       (569,966)
                                   ------------    ------------    ------------    ------------
Net increase (decrease) in
trust shares outstanding                497,532         342,646        (500,985)        273,911
                                   ============    ============    ============    ============

See notes to financial statements




Statement of Changes in Net Assets
FIRST INVESTORS LIFE SERIES FUND
---------------------------------------------------------------------------------------------------
                                                                              TARGET
                                         INVESTMENT GRADE                  MATURITY 2007
                                   ----------------------------    ----------------------------
Year Ended December 31                     2002            2001            2002            2001
---------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
From Operations
Net investment income               $ 1,813,722     $ 1,565,548     $ 1,630,792     $ 1,630,516
Net realized gain (loss) on
investments                             (10,880)        (23,332)        485,403         (14,533)
Net unrealized appreciation
of investments                          549,274         192,849       2,480,320         648,921
                                   ------------    ------------    ------------    ------------
Net increase in net
assets resulting
from operations                       2,352,116       1,735,065       4,596,515       2,264,904
                                   ------------    ------------    ------------    ------------
Distributions to Shareholders
Net investment income                (1,570,624)     (1,411,587)     (1,630,651)     (1,512,371)
Net realized gains                           --              --              --              --
                                   ------------    ------------    ------------    ------------
Total distributions                  (1,570,624)     (1,411,587)     (1,630,651)     (1,512,371)
                                   ------------    ------------    ------------    ------------
Trust Share Transactions*
Proceeds from shares sold             7,046,437       6,578,607       1,900,901       3,120,346
Reinvestment of distributions         1,570,624       1,411,587       1,630,651       1,512,371
Cost of shares redeemed              (3,759,303)     (1,726,538)     (6,027,922)     (2,500,424)
                                   ------------    ------------    ------------    ------------
Net increase (decrease) from
trust share transactions              4,857,758       6,263,656      (2,496,370)      2,132,293
                                   ------------    ------------    ------------    ------------
Net increase in net assets            5,639,250       6,587,134         469,494       2,884,826

Net Assets
Beginning of year                    27,893,665      21,306,531      32,094,609      29,209,783
                                   ------------    ------------    ------------    ------------
End of year+                        $33,532,915     $27,893,665     $32,564,103     $32,094,609
                                   ============    ============    ============    ============
+ Includes undistributed net
 investment income of               $ 1,765,964     $ 1,503,107     $ 1,630,568     $ 1,630,427
                                   ============    ============    ============    ============
* Trust Shares Issued and Redeemed
Sold                                    635,829         584,368         137,892         235,406
Issued for distributions
reinvested                              144,758         129,030         125,050         117,786
Redeemed                               (337,829)       (153,819)       (435,821)       (188,427)
                                   ------------    ------------    ------------    ------------
Net increase (decrease) in
trust shares outstanding                442,758         559,579        (172,879)        164,765
                                   ============    ============    ============    ============



-----------------------------------------------------------------------------------------------
                                             TARGET                          TARGET
                                          MATURITY 2010                   MATURITY 2015
                                   ----------------------------    ----------------------------
Year Ended December 31                     2002            2001            2002            2001
-----------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
From Operations
Net investment income                 $ 748,937       $ 662,829       $ 288,507       $ 185,229
Net realized gain (loss) on
investments                              22,297            (540)         (4,285)        (18,122)
Net unrealized appreciation
(depreciation) of
investments                           1,938,502         (44,182)      1,038,743        (180,190)
                                   ------------    ------------    ------------    ------------
Net increase (decrease) in net
assets resulting
from operations                       2,709,736         618,107       1,322,965         (13,083)
                                   ------------    ------------    ------------    ------------
Distributions to Shareholders
Net investment income                  (662,873)       (544,311)       (185,253)        (87,076)
Net realized gains                           --              --              --              --
                                   ------------    ------------    ------------    ------------
Total distributions                    (662,873)       (544,311)       (185,253)        (87,076)
                                   ------------    ------------    ------------    ------------
Trust Share Transactions*
Proceeds from shares sold             3,186,375       2,867,909       4,236,116       3,157,678
Reinvestment of distributions           662,873         544,311         185,253          87,076
Cost of shares redeemed              (2,202,364)     (1,046,465)       (474,449)     (1,382,114)
                                   ------------    ------------    ------------    ------------
Net increase from
trust share transactions              1,646,884       2,365,755       3,946,920       1,862,640
                                   ------------    ------------    ------------    ------------
Net increase in net assets            3,693,747       2,439,551       5,084,632       1,762,481

Net Assets
Beginning of year                    13,808,920      11,369,369       4,037,477       2,274,996
                                   ------------    ------------    ------------    ------------
End of year+                        $17,502,667     $13,808,920      $9,122,109      $4,037,477
                                   ============    ============    ============    ============
+ Includes undistributed net
 investment income of                 $ 748,864       $ 662,800       $ 288,475       $ 185,221
                                   ============    ============    ============    ============
* Trust Shares Issued and Redeemed
Sold                                    225,120         213,133         338,028         266,123
Issued for distributions
reinvested                               49,542          40,957          16,081           7,379
Redeemed                               (154,853)        (77,578)        (37,431)       (116,689)
                                   ------------    ------------    ------------    ------------
Net increase in
trust shares outstanding                119,809         176,512         316,678         156,813
                                   ============    ============    ============    ============

See notes to financial statements




Statement of Changes in Net Assets
FIRST INVESTORS LIFE SERIES FUND
---------------------------------------------------------------
                                                VALUE
                                   ----------------------------
Year Ended December 31                     2002            2001
---------------------------------------------------------------
Increase (Decrease) in Net
Assets From Operations
Net investment income               $ 1,475,912     $ 1,389,513
Net realized loss on
investments                         (13,315,507)     (9,004,034)
Net unrealized depreciation
of investments                       (2,150,643)     (9,111,916)
                                   ------------    ------------
Net decrease in net assets
resulting from operations           (13,990,238)    (16,726,437)
                                   ------------    ------------
Distributions to Shareholders
Net investment income                (1,389,579)     (1,481,893)
Net realized gains                           --        (600,311)
                                   ------------    ------------
Total distributions                  (1,389,579)     (2,082,204)
                                   ------------    ------------
Trust Share Transactions*
Proceeds from shares sold             2,743,939       6,969,740
Reinvestment of distributions         1,389,579       2,082,204
Cost of shares redeemed              (9,827,848)     (5,221,229)
                                   ------------    ------------
Net increase (decrease) from
trust share transactions             (5,694,330)      3,830,715
                                   ------------    ------------
Net decrease in net assets          (21,074,147)    (14,977,926)

Net Assets
Beginning of year                    66,021,286      80,999,212
                                   ------------    ------------
End of year+                        $44,947,139     $66,021,286
                                   ============    ============
+Includes undistributed net
investment income of                $ 1,475,654     $ 1,389,321
                                   ============    ============
*Trust Shares Issued and Redeemed
Sold                                    250,807         482,496
Issued for distributions
reinvested                              119,277         138,536
Redeemed                               (950,120)       (366,756)
                                   ------------    ------------
Net increase (decrease) in
trust shares outstanding               (580,036)        254,276
                                   ============    ============

See notes to financial statements





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Notes to Financial Statements
December 31, 2002

1. Significant Accounting Policies--First Investors Life Series Fund (the "Life Series Fund"), a Massachusetts business trust, is registered under the Investment Company Act of 1940 (the "1940 Act"), as an open-ended management investment company. The Life Series Fund operates as a series fund, issuing shares of beneficial interest in the Blue Chip, Cash Management, Discovery, Focused Equity, Government, Growth, High Yield, International Securities, Investment Grade, Target Maturity 2007, Target Maturity 2010, Target Maturity 2015, and Value (formerly Utilities Income) Funds (each a "Fund") and accounts separately for its assets, liabilities and operations. The objective of each Fund is as follows:

Blue Chip Fund seeks high total investment return consistent with the preservation of capital.

Cash Management Fund seeks to earn a high rate of current income consistent with the preservation of capital and maintenance of liquidity.

Discovery Fund seeks long-term growth of capital without regard to dividend or interest income.

Focused Equity Fund seeks capital appreciation.

Government Fund seeks to achieve a significant level of current income which is consistent with security and liquidity of principal.

Growth Fund seeks long-term capital appreciation.

High Yield Fund primarily seeks high current income and secondarily seeks capital appreciation.

International Securities Fund primarily seeks long-term capital growth and secondarily a reasonable level of current income.

Investment Grade Fund seeks to generate a maximum level of income consistent with investment in investment grade debt securities.

Target Maturity 2007, Target Maturity 2010 and Target Maturity 2015 Funds seek a predictable compounded investment return for investors who hold their Fund shares until the Fund's maturity, consistent with the preservation of capital.

Value Fund seeks total return.



A. Security Valuation--Except as provided below, a security listed or traded on an exchange or the Nasdaq Stock Market is valued at its last sale price on the exchange or market where the security is principally traded, and lacking any sales, the security is valued at the mean between the closing bid and asked prices. Securities traded in the over-the-counter ("OTC") market (including securities listed on exchanges whose primary market is believed to be OTC) are valued at the mean between the last bid and asked prices prior to the time when assets are valued based upon quotes furnished by a market maker for such securities. Securities may also be priced by a pricing service. The pricing service uses quotations obtained from investment dealers or brokers, information with respect to market transactions in comparable securities and other available information in determining value. Short-term debt securities that mature in 60 days or less are valued at amortized cost. Securities for which market quotations are not readily available and other assets are valued on a consistent basis at fair value as determined in good faith by or under the supervision of the Life Series Fund's officers in the manner specifically authorized by the Board of Trustees of the Life Series Fund. At December 31, 2002, the
High Yield Fund held five securities that were fair valued by its Valuation Committee with an aggregate value of $225,584 representing ..46% of the Fund's net assets. For valuation purposes, where applicable, quotations of foreign securities in foreign currencies are translated to U.S. dollar equivalents using the foreign exchange quotation in effect.

The Cash Management Fund values its portfolio securities in accordance with the amortized cost method of valuation under Rule 2a-7 under the 1940 Act. Amortized cost is an approximation of market value of an instrument, whereby the difference between its acquisition cost and value at maturity is amortized on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account and thus the amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value.

B. Federal Income Tax--No provision has been made for federal income taxes on net income or capital gains since it is the policy of each Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies, and to make sufficient distributions of income and capital gains (in excess of any available capital loss carryovers), to relieve each Fund from all, or substantially all, federal income taxes. At December 31, 2002, capital loss carryovers were as follows:



Notes to Financial Statements (continued)
December 31, 2002

                                                       Year Capital Loss Carryovers Expire
                             ---------------------------------------------------------------------------------
Fund                               Total        2003        2007          2008            2009            2010
------                            ------      ------      ------        ------          ------          ------
Blue Chip                    $49,141,617        $ --        $ --          $ --     $26,672,038     $22,469,579
Discovery                     49,286,660          --          --            --      33,762,304      15,524,356
Focused Equity                 2,380,221          --      29,190     1,018,850         248,878       1,083,303
Government                       502,374     228,020     140,904       133,450              --              --
Growth                        21,348,112          --          --            --       9,135,342      12,212,770
High Yield                    10,042,027          --     566,369     1,503,018       3,751,289       4,221,351
International Securities      20,875,101          --          --            --      11,213,583       9,661,518
Investment Grade                 853,873          --      71,026       728,578          37,096          17,173
Target Maturity 2010              73,240          --      62,635        10,605              --              --
Target Maturity 2015              21,747          --          --         3,919          13,543           4,285
Value                         20,158,041          --          --            --       8,718,125      11,439,916


C. Foreign Currency Translations--The accounting records of International Securities Fund are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the date of valuation. Purchases and sales of investment securities, dividend income and certain expenses are translated to U.S. dollars at the rates of exchange prevailing on the respective dates of such transactions.

The International Securities Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gains and losses on foreign currency transactions includes gains and losses from the sales of foreign currency and gains and losses on accrued foreign dividends and related withholding taxes.

D. Distributions to Shareholders--Distributions to Shareholders from net investment income and net realized capital gains are generally declared and paid annually on all Funds, except for the Cash Management Fund which declares dividends from the total of net investment income (plus or minus all realized short-term gains and losses on investments) daily and pays monthly. Dividends from net investment income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currency transactions, capital loss carryforwards and deferral of wash sales.



E. Expense Allocation--Expenses directly charged or attributable to a Fund are paid from the assets of that Fund. General expenses of the Life Series Fund are allocated among and charged to the assets of each Fund on a fair and equitable basis, which may be based on the relative assets of each Fund or the nature of the services performed and relative applicability to each Fund.

F. Repurchase Agreements--Securities pledged as collateral for repurchase agreements are held by the Fund's custodian until maturity of the repurchase agreement. The agreements provide that the Fund will receive, as collateral, securities with a market value which will at all times be equal to at least 100% of the amount invested by the Fund.

G. Use of Estimates--The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

H. Other--Security transactions are accounted for on the date the securities are purchased or sold. Cost is determined and gains and losses are based, on the identified cost basis for securities, for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Shares of stock received in lieu of cash dividends on certain preferred stock holdings of the High Yield Fund are recognized as dividend income and recorded at the market value of the shares received. For the year ended December 31, 2002, the High Yield Fund recognized $12,935, from these taxable "pay-in-kind" distributions. Interest income and estimated expenses are accrued daily. Bond premiums and discounts are amortized/accreted using the interest method. For the year ended December 31, 2002, the Bank of New York, custodian for all the Funds, except the International Securities Fund, has provided credits in the amount of $34,277 against custodian charges based on the uninvested cash balances of the Funds.

2. Trust Shares--The Declaration of Trust permits the issuance of an unlimited number of shares of beneficial interest, of one or more Funds. Shares in the Funds are acquired through the purchase of variable annuity or variable life insurance contracts sold by First Investors Life Insurance Company.



Notes to Financial Statements (continued)
December 31, 2002

3. Security Transactions--For the year ended December 31, 2002, purchases and sales of securities and long-term U.S. Government obligations, excluding foreign currencies and short-term securities, were as follows:

                                                                       Long-Term U.S.
                                        Securities                 Government Obligations
                             ----------------------------      --------------------------
                                  Cost of         Proceeds         Cost of        Proceeds
Fund                            Purchases       from Sales       Purchases      from Sales
----                         ------------     ------------     -----------     -----------
Blue Chip                    $235,652,229     $249,520,231            $ --            $ --
Discovery                     137,383,044      132,513,960              --              --
Focused Equity                  9,874,851        9,034,487              --              --
Government                             --               --      26,371,894      18,918,726
Growth                        139,898,664      151,489,396              --              --
High Yield                      8,400,955        6,085,952              --              --
International Securities      100,308,443      109,861,627              --              --
Investment Grade                9,282,531        4,064,170              --              --
Target Maturity 2007                   --               --         170,276       4,637,163
Target Maturity 2010                   --               --       1,255,772         494,477
Target Maturity 2015                   --               --         629,171          89,204
Value                          35,197,079       46,000,943              --              --


At December 31, 2002, aggregate cost and net unrealized appreciation (depreciation) of securities for federal income tax purposes were as follows:

                                                                                        Net
                                                     Gross           Gross       Unrealized
                                Aggregate       Unrealized      Unrealized     Appreciation
Fund                                 Cost     Appreciation    Depreciation    (Depreciation)
----                         ------------     ------------     -----------      -----------
Blue Chip                    $146,901,714      $14,120,039     $12,189,086      $ 1,930,953
Discovery                      87,394,108        9,418,095       7,820,930        1,597,165
Focused Equity                  8,192,809          139,881       1,419,512       (1,279,631)
Government                     26,175,801          618,481              --          618,481
Growth                        175,890,467       19,609,127      19,191,944          417,183
High Yield                     63,486,978        1,400,488      16,732,652      (15,332,164)
International Securities       72,166,422        7,426,527       7,038,095          388,432
Investment Grade               31,948,572        2,111,731       1,250,295          861,436
Target Maturity 2007           27,394,486        5,154,124              --        5,154,124
Target Maturity 2010           14,554,525        2,836,342              --        2,836,342
Target Maturity 2015            7,942,037        1,091,332              --        1,091,332
Value                          44,539,666        1,828,761       1,425,583          403,178




4. Advisory Fee and Other Transactions With Affiliates--Certain officers and trustees of the Life Series Fund are officers and directors of its investment adviser, First Investors Management Company, Inc. ("FIMCO") and/or its transfer agent, Administrative Data Management Corp. Trustees of the Life Series Fund who are not "interested persons" of the Life Series Fund as defined in the 1940 Act are remunerated by the Funds. For the year ended December 31, 2002, total trustees fees accrued by the Funds amounted to $50,900.

The Investment Advisory Agreement provides as compensation to FIMCO an annual fee, payable monthly, at the rate of .75% on the first $250 million of each Fund's average daily net assets, declining by .03% on each $250 million thereafter, down to .66% on average daily net assets over $750 million. For the year ended December 31, 2002, total advisory fees accrued to FIMCO were $6,024,444 of which $175,220 was waived by the investment adviser. In addition, other expenses in the amount of $15,444 were assumed by FIMCO.

Wellington Management Company, LLP serves as investment subadviser to the Focused Equity Fund, Growth Fund and the International Securities Fund. The subadviser is paid by FIMCO and not by the Funds.

5. Rule 144A Securities--Under Rule 144A, certain restricted securities are exempt from the registration requirements of the Securities Act of 1933 and may only be resold to qualified institutional investors. At December 31, 2002, the Cash Management Fund held eight 144A securities with an aggregate value of $3,091,678 representing 22.6% of the Fund's net assets, the High Yield Fund held eleven 144A securities with an aggregate value of $2,459,549 representing 5.0% of the Fund's net assets and the Investment Grade Fund held five 144A securities with an aggregate value of $1,424,858 representing 4.2% of the Fund's net assets. These securities are valued as set forth in Note 1A.

6. Forward Currency Contracts and Futures Contracts--A forward currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. When the International Securities Fund purchases or sells foreign securities it customarily enters into a forward currency contract to minimize foreign exchange risk between the trade date and the settlement date of such transactions. The International Securities Fund could be exposed to risk if counter-parties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

The International Securities Fund had the following forward currency contracts outstanding at December 31, 2002:



Notes to Financial Statements (continued)
December 31, 2002

                                                                                Unrealized
Contracts to Buy Foreign Currency     In Exchange for     Settlement Date       Gain (Loss)
--------------------------------      ---------------     ---------------     ------------
   191,000     Euro                       US$ 194,250             1/17/03        US$ 6,185
17,670,000     Japanese Yen                   143,438             3/13/03            5,462
 1,964,816     Canadian Dollars             1,258,762             3/20/03          (15,051)
   509,500     Euro                           520,862             3/21/03           13,807
   702,550     Euro                           719,411             3/31/03           17,845
                                      ---------------                         ------------
                                           $2,836,723
                                      ===============
Net Unrealized Gain on Forward Currency Contracts                                 $ 28,248
                                                                              ============

Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash, and/or by securing a standby letter of credit from a major commercial bank, as collateral, for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund may purchase or sell stock index futures contracts as a hedge against changes in market conditions. Risk includes the possibility of an illiquid market and that a change in the value of the contract may not correlate with changes in the securities being hedged. At December 31, 2002, U.S. Treasury Bills with a market value of $334,423 were pledged to cover margin requirements for futures contracts. Open futures contracts at December 31, 2002 were:


                                                             Unrealized
                                                           Appreciation
Contracts/Delivery Month/Commitment                       (Depreciation)
----------------------------------                         ------------
5 CAC 40 Index/March 2003/Buy                                   $ 3,844
3 DAX 30 Index/March 2003/Buy                                   (19,262)
3 IBEX PLUS/January 2003/Buy                                     (8,678)
2 MIB 30/March 2003/Buy                                          (5,792)
25 S&P CAN 60/March 2003/Buy                                       (714)
2 TSE Index/March 2003/Buy                                       (4,178)
                                                           ------------
Total Net Unrealized Depreciation on Futures Contracts         $(34,780)
                                                           ============



7. Concentration of Credit Risk--The High Yield Fund's investment in high yield securities, whether rated or unrated, may be considered speculative and subject to greater market fluctuations and risks of loss of income and principal than lower-yielding, higher-rated, fixed-income securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

8. Tax Components of Capital and Distributions to Shareholders--The tax character of distributions declared for the years ended December 31, 2002 and 2001 were as follows:

                              Distributions Declared        Distributions Declared
                                       in 2002 from:                 in 2001 from:
                              ----------------------        ----------------------
                              Ordinary                    Ordinary       Long-Term
Fund                            Income         Total        Income    Capital Gain         Total
------                          ------        ------        ------    ------------        ------
Blue Chip                    $ 912,805     $ 912,805     $ 758,461     $26,914,843   $27,673,304
Cash Management                153,115       153,115       392,868              --       392,868
Discovery                           --            --            --      14,383,136    14,383,136
Focused Equity                  23,149        23,149        20,243              --        20,243
Government                     845,376       845,376       742,791              --       742,791
Growth                         483,769       483,769       108,368      28,134,482    28,242,850
High Yield                   5,480,290     5,480,290     6,130,642              --     6,130,642
International Securities       515,963       515,963     1,516,578       7,520,157     9,036,735
Investment Grade             1,570,624     1,570,624     1,411,587              --     1,411,587
Target Maturity 2007         1,630,651     1,630,651     1,512,371              --     1,512,371
Target Maturity 2010           662,873       662,873       544,311              --       544,311
Target Maturity 2015           185,253       185,253        87,076              --        87,076
Value                        1,389,579     1,389,579     1,481,893         600,311     2,082,204




Notes to Financial Statements (continued)
December 31, 2002

As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

                                                                                                    Total
                          Undistributed   Accumulated          Capital       Unrealized     Distributable
                               Ordinary       Capital             Loss     Appreciation          Earnings
Fund                             Income         Gains        Carryover    (Depreciation)         (Deficit)
------                           ------        ------        ---------     ------------           -------
Blue Chip                    $1,058,772          $ --     $(49,141,617)     $(1,187,287)     $(49,270,132)
Discovery                            --            --      (49,286,660)       1,366,844       (47,919,816)
Focused Equity                    9,903            --       (2,380,221)      (1,408,613)       (3,778,931)
Government                    1,075,061            --         (502,374)         618,481         1,191,168
Growth                          879,987            --      (21,348,112)      (1,371,072)      (21,839,197)
High Yield                    4,616,642            --      (10,042,027)     (15,332,164)      (20,757,549)
International Securities        722,234            --      (20,875,101)        (905,025)      (21,057,892)
Investment Grade              1,905,323            --         (853,873)         901,738         1,953,188
Target Maturity 2007          1,630,568       305,132               --        5,154,124         7,089,824
Target Maturity 2010            748,864            --          (73,240)       2,836,342         3,511,966
Target Maturity 2015            288,475            --          (21,657)       1,091,333         1,358,151
Value                         1,475,654            --      (20,158,041)      (1,792,240)      (20,474,627)





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Financial Highlights
FIRST INVESTORS LIFE SERIES FUND

The following table sets forth the per share operating performance data for a trust share outstanding, total return, ratios to average net assets and other supplemental data for each period indicated.

-----------------------------------------------------------------------------------------------------
                                              P E R  S H A R E  D A T A
             ----------------------------------------------------------------------------------------
                                                                 Less Distributions
                          Income from Investment Operations            from
                        -------------------------------------  ----------------------
             Net Asset
                 Value         Net   Net Realized
             ---------  Investment and Unrealized  Total from         Net         Net
             Beginning      Income Gain (Loss) on  Investment  Investment    Realized          Total
             of Period      (Loss)    Investments  Operations      Income        Gain  Distributions
----------------------------------------------------------------------------------------------------
BLUE CHIP FUND
--------------
1998            $23.71       $ .17          $4.05       $4.22       $ .19       $1.49          $1.68
1999             26.25         .12           6.38        6.50         .18         .43            .61
2000             32.14         .08          (1.74)      (1.66)        .12        1.93           2.05
2001             28.43         .08          (5.18)      (5.10)        .08        2.81           2.89
2002             20.44         .11          (5.36)      (5.25)        .09          --            .09

CASH MANAGEMENT FUND
--------------------
1998            $ 1.00       $.049           $ --       $.049       $.049        $ --          $.049
1999              1.00        .046             --        .046        .046          --           .046
2000              1.00        .058             --        .058        .058          --           .058
2001              1.00        .037             --        .037        .037          --           .037
2002              1.00        .012             --        .012        .012          --           .012

DISCOVERY FUND
--------------
1998            $27.77       $ .09          $ .79       $ .88       $ .08       $1.83          $1.91
1999             26.74        (.06)          7.47        7.41         .09         .10            .19
2000             33.96        (.02)           .57         .55          --        4.01           4.01
2001             30.50        (.07)         (6.22)      (6.29)         --        2.78           2.78
2002             21.43        (.08)         (5.73)      (5.81)         --          --             --

FOCUSED EQUITY FUND
-------------------
11/8/99* to
12/31/99        $10.00       $(.01)         $ .26       $ .25        $ --        $ --           $ --
2000             10.25         .02          (1.14)      (1.12)         --          --             --
2001              9.13         .02           (.47)       (.45)        .02          --            .02
2002              8.66         .01          (2.44)      (2.43)        .02          --            .02

GOVERNMENT FUND
---------------
1998            $10.33       $ .66**        $ .08       $ .74       $ .66        $ --          $ .66
1999             10.41         .61           (.51)        .10         .59          --            .59
2000              9.92         .69            .29         .98         .68          --            .68
2001             10.22         .52            .36         .88         .65          --            .65
2002             10.45         .45            .33         .78         .52          --            .52

GROWTH FUND
-----------
1998            $29.24       $ .10          $7.69       $7.79       $ .15       $1.10          $1.25
1999             35.78         .05           8.97        9.02         .10        1.64           1.74
2000             43.06         .01            .02         .03         .05        3.24           3.29
2001             39.80         .06          (5.11)      (5.05)        .02        4.02           4.04
2002             30.71         .12          (6.94)      (6.82)        .06          --            .06



-----------------------------------------------------------------------------------------------------------
                                            R A T I O S  /  S U P P L E M E N T A L  D A T A
------------------------   --------------------------------------------------------------------------------
                                                                           Ratio to Average Net
                                                   Ratio to Average Net  Assets Before Expenses
                                                                Assets+       Waived or Assumed
                                                   --------------------  ----------------------
             Net Asset
                 Value                                              Net                     Net   Portfolio
               -------     Total     Net Assets              Investment              Investment    Turnover
                End of  Return++  End of Period    Expenses      Income    Expenses      Income        Rate
                Period       (%)  (in millions)         (%)         (%)         (%)         (%)         (%)
-----------------------------------------------------------------------------------------------------------
BLUE CHIP FUND
--------------
1998            $26.25     18.66           $205         .82         .79         N/A         N/A          91
1999             32.14     25.32            275         .81         .45         N/A         N/A          91
2000             28.43     (5.75)           272         .79         .26         N/A         N/A         146
2001             20.44    (19.27)           220         .81         .38         N/A         N/A         105
2002             15.10    (25.80)           148         .81         .58         N/A         N/A         138

CASH MANAGEMENT FUND
--------------------
1998            $ 1.00      5.02            $ 7         .70        4.89         .99        4.60         N/A
1999              1.00      4.67             10         .70        4.61         .91        4.40         N/A
2000              1.00      5.92              9         .70        5.76         .89        5.57         N/A
2001              1.00      3.77             12         .70        3.59         .86        3.43         N/A
2002              1.00      1.22             14         .70        1.20         .98         .92         N/A

DISCOVERY FUND
--------------
1998            $26.74      3.05           $114         .83         .36         N/A         N/A         121
1999             33.96     27.97            148         .83        (.24)        N/A         N/A         109
2000             30.50      (.22)           157         .81        (.07)        N/A         N/A         193
2001             21.43    (21.12)           126         .83        (.33)        N/A         N/A         163
2002             15.62    (27.11)            89         .83        (.43)        N/A         N/A         130

FOCUSED EQUITY FUND
-------------------
11/8/99* to
12/31/99        $10.25      2.50            $ 2        1.59(a)    (1.39)(a)     N/A         N/A          12
2000              9.13    (10.93)             8         .81         .30         N/A         N/A         210
2001              8.66     (4.90)             9         .91         .28         N/A         N/A         201
2002              6.21    (28.09)             7        1.04         .13         N/A         N/A         127

GOVERNMENT FUND
---------------
1998            $10.41      7.54           $ 11         .70        6.59         .87        6.42         107
1999              9.92      1.05             11         .76        6.07         .91        5.92          69
2000             10.22     10.54             11         .75        6.80         .90        6.65         131
2001             10.45      8.98             17         .66        6.09         .81        5.94          52
2002             10.71      7.79             25         .78        5.39         .93        5.24         101

GROWTH FUND
-----------
1998            $35.78     27.35           $187         .82         .34         N/A         N/A          26
1999             43.06     26.47            262         .81         .14         N/A         N/A          38
2000             39.80       .03            278         .80         .03         N/A         N/A          74
2001             30.71    (13.36)           241         .81         .19         N/A         N/A          72
2002             23.83    (22.24)           176         .82         .43         N/A         N/A          69




Financial Highlights (continued)
FIRST INVESTORS LIFE SERIES FUND

-----------------------------------------------------------------------------------------------------
                                              P E R  S H A R E  D A T A
             ----------------------------------------------------------------------------------------
                                                                 Less Distributions
                          Income from Investment Operations            from
                        -------------------------------------  ----------------------
             Net Asset
                 Value         Net   Net Realized
             ---------  Investment and Unrealized  Total from         Net         Net
             Beginning      Income Gain (Loss) on  Investment  Investment    Realized          Total
             of Period      (Loss)    Investments  Operations      Income        Gain  Distributions
----------------------------------------------------------------------------------------------------
HIGH YIELD FUND
---------------
1998            $12.30       $1.00         $ (.62)      $ .38       $ .98        $ --          $ .98
1999             11.70        1.09           (.56)        .53        1.02         .02           1.04
2000             11.19        1.08          (1.72)       (.64)       1.11          --           1.11
2001(b)           9.44         .89          (1.14)       (.25)       1.06          --           1.06
2002              8.13         .70           (.54)        .16         .89          --            .89

INTERNATIONAL SECURITIES FUND
-----------------------------
1998            $16.91       $ .12         $ 2.87      $ 2.99       $ .16       $ .86          $1.02
1999             18.88         .15           5.74        5.89         .12         .03            .15
2000             24.62         .11          (2.68)      (2.57)        .13        2.18           2.31
2001             19.74         .12          (2.95)      (2.83)        .24        1.26           1.50
2002             15.41         .08          (2.91)      (2.83)        .08          --            .08


INVESTMENT GRADE FUND
---------------------
1998            $11.67       $ .68**        $ .33      $ 1.01       $ .71        $ --          $ .71
1999             11.97         .69           (.98)       (.29)        .70         .01            .71
2000             10.97         .76            .22         .98         .71          --            .71
2001(b)          11.24         .64            .21         .85         .73          --            .73
2002             11.36         .63            .22         .85         .64          --            .64


TARGET MATURITY 2007 FUND
-------------------------
1998            $12.63       $ .61          $1.20       $1.81       $ .61        $ --          $ .61
1999             13.83         .66          (1.93)      (1.27)        .62          --            .62
2000             11.94         .69           1.17        1.86         .68          --            .68
2001             13.12         .68            .31         .99         .68          --            .68
2002             13.43         .74           1.20        1.94         .69          --            .69


TARGET MATURITY 2010 FUND
-------------------------
1998            $12.70       $ .51          $1.25       $1.76       $ .48       $ .01          $ .49
1999             13.97         .65          (2.26)      (1.61)        .51          --            .51
2000             11.85         .64           1.74        2.38         .68          --            .68
2001             13.55         .65            .03         .68         .64          --            .64
2002             13.59         .65           1.82        2.47         .65          --            .65

TARGET MATURITY 2015 FUND
-------------------------
11/8/99* to
12/31/99        $10.00       $ .04          $(.53)      $(.49)       $ --        $ --           $ --
2000              9.51         .45           1.92        2.37         .03          --            .03
2001             11.85         .47           (.36)       0.11         .39          --            .39
2002             11.57         .38           2.23        2.61         .47          --            .47



-----------------------------------------------------------------------------------------------------------
                                            R A T I O S  /  S U P P L E M E N T A L  D A T A
------------------------   --------------------------------------------------------------------------------
                                                                           Ratio to Average Net
                                                   Ratio to Average Net  Assets Before Expenses
                                                                Assets+       Waived or Assumed
                                                   --------------------  ----------------------
             Net Asset
                 Value                                              Net                     Net   Portfolio
               -------     Total     Net Assets              Investment              Investment    Turnover
                End of  Return++  End of Period    Expenses      Income    Expenses      Income        Rate
                Period       (%)  (in millions)         (%)         (%)         (%)         (%)         (%)
-----------------------------------------------------------------------------------------------------------
HIGH YIELD FUND
---------------
1998            $11.70      3.15           $ 65         .83        8.93         N/A         N/A          42
1999             11.19      4.95             68         .82        9.83         N/A         N/A          33
2000              9.44     (6.36)            55         .82        9.97         N/A         N/A          30
2001(b)           8.13     (3.47)            50         .83       10.12         N/A         N/A          32
2002              7.40      2.25             50         .86        9.34         N/A         N/A          13

INTERNATIONAL SECURITIES FUND
-----------------------------
1998            $18.88     18.18           $ 92        1.15         .75         N/A         N/A         109
1999             24.62     31.46            127         .98         .76         N/A         N/A         118
2000             19.74    (11.67)           119         .97         .55         N/A         N/A         132
2001             15.41    (14.79)            97        1.03         .73         N/A         N/A         125
2002             12.50    (18.43)            72        1.09         .63         N/A         N/A         129

INVESTMENT GRADE FUND
---------------------
1998            $11.97      9.15           $ 22         .68        5.97         .84        5.81          60
1999             10.97     (2.53)            21         .68        6.12         .83        5.97          27
2000             11.24      9.51             21         .68        6.87         .83        6.72          25
2001(b)          11.36      7.86             28         .68        6.36         .83        6.21          13
2002             11.57      7.86             34         .74        6.02         .89        5.87          14

TARGET MATURITY 2007 FUND
-------------------------
1998            $13.83     14.97           $ 26         .67        5.18         .83        5.02           1
1999             11.94     (9.39)            25         .69        5.47         .84        5.32           2
2000             13.12     16.44             29         .67        5.77         .82        5.62           9
2001             13.43      7.76             32         .66        5.24         .81        5.09           3
2002             14.68     15.09             33         .73        5.02         .88        4.87           1

TARGET MATURITY 2010 FUND
-------------------------
1998            $13.97     14.36            $ 9         .67        4.90         .82        4.75           0
1999             11.85    (11.73)             9         .71        5.48         .86        5.33           9
2000             13.55     21.06             11         .70        5.72         .85        5.57          15
2001             13.59      5.15             14         .67        5.16         .82        5.01           2
2002             15.41     18.88             18         .78        4.82         .93        4.67           3

TARGET MATURITY 2015 FUND
-------------------------
11/8/99* to
12/31/99        $ 9.51     (4.90)           $ 1        1.38(a)     4.24(a)     1.64(a)     3.98(a)        0
2000             11.85     25.01              2         .72        5.38         .87        5.23          11
2001             11.57      0.85              4         .67        5.21         .82        5.06          31
2002             13.71     23.36              9         .88        4.70        1.03        4.55           1




Financial Highlights (continued)
FIRST INVESTORS LIFE SERIES FUND

-----------------------------------------------------------------------------------------------------
                                              P E R  S H A R E  D A T A
             ----------------------------------------------------------------------------------------
                                                                 Less Distributions
                          Income from Investment Operations            from
                        -------------------------------------  ----------------------
             Net Asset
                 Value         Net   Net Realized
             ---------  Investment and Unrealized  Total from         Net         Net
             Beginning      Income Gain (Loss) on  Investment  Investment    Realized          Total
             of Period      (Loss)    Investments  Operations      Income        Gain  Distributions
----------------------------------------------------------------------------------------------------
VALUE FUND***
----------
1998            $14.95       $ .32          $1.46      $ 1.78       $ .35       $ .55          $ .90
1999             15.83         .31           2.25        2.56         .33         .51            .84
2000             17.55         .29           (.29)         --         .30         .86           1.16
2001             16.39         .27          (3.53)      (3.26)        .30         .12            .42
2002             12.71         .32          (3.02)      (2.70)        .27          --            .27



-----------------------------------------------------------------------------------------------------------
                                            R A T I O S  /  S U P P L E M E N T A L  D A T A
------------------------   --------------------------------------------------------------------------------
                                                                           Ratio to Average Net
                                                   Ratio to Average Net  Assets Before Expenses
                                                                Assets+       Waived or Assumed
                                                   --------------------  ----------------------
             Net Asset
                 Value                                              Net                     Net   Portfolio
               -------     Total     Net Assets              Investment              Investment    Turnover
                End of  Return++  End of Period    Expenses      Income    Expenses      Income        Rate
                Period       (%)  (in millions)         (%)         (%)         (%)         (%)         (%)
-----------------------------------------------------------------------------------------------------------
VALUE FUND***
----------
1998            $15.83     12.58           $ 50         .73        2.61         .85        2.49         105
1999             17.55     17.41             70         .65        2.12         .80        1.97          53
2000             16.39      (.59)            81         .76        1.84         .81        1.79          50
2001             12.71    (20.29)            66         .82        1.88         N/A         N/A          50
2002              9.74    (21.60)            45         .97        2.72         N/A         N/A          71

(a) Annualized

(b) Prior to January 1, 2001, the High Yield Fund and Investment Grade Fund did not
    amortize premiums on debt securities. The per share data and ratios prior to 2001 have not been restated. The cumulative effect of this accounting change had no impact on total net assets of the Funds.

  * Commencement of operations

 ** Based on average shares outstanding during the year

*** Prior to December 31, 2002, known as Utilities Income Fund

  + Net of expenses waived or assumed by the investment adviser (Note 4)

 ++ The effect of fees and charges incurred at the separate account level are not reflected in these performance figures


See notes to financial statements



Independent Auditors' Report

To the Shareholders and Trustees of
First Investors Life Series Fund

We have audited the accompanying statement of assets and liabilities, including the portfolios of investments, of the thirteen Funds comprising First Investors Life Series Fund as of December 31, 2002, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Life Series Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers. Where brokers have not replied to our confirmation requests, we have carried out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the thirteen Funds comprising First Investors Life Series Fund as of December 31, 2002, and the results of their operations for the year then ended, changes in their net assets for each of the two years in the period then ended and their financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

                                          Tait, Weller & Baker

Philadelphia, Pennsylvania
February 3, 2003




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FIRST INVESTORS LIFE SERIES FUND
Trustees and Officers*

                         Position(s)
                         Held with                Principal                Number of        Other
                         Funds and                Occupation(s)            Portfolios in    Trusteeships/
                         Length of                During Past              Fund Complex     Directorships
Name, Age and Address    Service                  5 Years                  Overseen         Held
--------------------     ------                   -------                  --------         ----
DISINTERESTED TRUSTEES

Robert M. Grohol 70      Director/Trustee         None/Retired             50               None
263 Woodland Road        since 6/30/00
Madison, NJ 07940

Rex R. Reed 80           Director/Trustee         None/Retired             50               None
259 Governors Drive      since 3/31/84
Kiawah Island, SC 29455

Herbert Rubinstein 81    Director/Trustee         None/Retired             50               None
695 Charolais Circle     since 9/20/79
Edwards, CO 81632

James M. Srygley 70      Director/Trustee         Owner                    50               None
39 Hampton Road          since 1/19/95            Hampton
Chatham, NJ 07928                                 Properties

Robert F. Wentworth 73   Director/Trustee         None/Retired             50               None
217 Upland Downs Road    since 10/15/92
Manchester Center, VT
05255




                         Position(s)
                         Held with                Principal                Number of        Other
                         Funds and                Occupation(s)            Portfolios in    Trusteeships/
                         Length of                During Past              Fund Complex     Directorships
Name, Age and Address    Service                  5 Years                  Overseen         Held
--------------------     ------                   -------                  --------         ----
INTERESTED TRUSTEES**

Glenn O. Head 77         Director/Trustee         Chairman of              50               None
c/o First Investors      since 1968               First Investors
Management Company, Inc.                          Corporation,
95 Wall Street                                    Chairman of
New York, NY 10005                                First Investors
                                                  Consolidated
                                                  Corporation,
                                                  Chairman of
                                                  First Investors
                                                  Management
                                                  Company, Inc.,
                                                  Chairman of
                                                  Administrative Data
                                                  Management Corp.,
                                                  and officer of
                                                  other affiliated
                                                  companies.***

Kathryn S. Head 47       Director/Trustee         Vice President           50               None
c/o First Investors      since 3/17/94            of First Investors
Management Company, Inc.                          Corporation,
581 Main Street          President                President of
Woodbridge, NJ 07095     since 11/15/01           First Investors
                                                  Consolidated
                                                  Corporation,
                                                  President of
                                                  First Investors
                                                  Management
                                                  Company, Inc.,
                                                  President of
                                                  Administrative Data
                                                  Management Corp.,
                                                  Chairman of
                                                  First Investors
                                                  Federal Savings
                                                  Bank and
                                                  officer of
                                                  other affiliated
                                                  companies.***



FIRST INVESTORS LIFE SERIES FUND
Trustees and Officers* (continued)

                         Position(s)
                         Held with                Principal                Number of        Other
                         Funds and                Occupation(s)            Portfolios in    Trusteeships/
                         Length of                During Past              Fund Complex     Directorships
Name, Age and Address    Service                  5 Years                  Overseen         Held
--------------------     ------                   -------                  --------         ----
INTERESTED TRUSTEES** (continued)

Larry R. Lavoie 55       Director/Trustee         General Counsel          50               None
c/o First Investors      since 9/17/98            First Investors
Management Company, Inc.                          Corporation
95 Wall Street                                    and other
New York, NY 10005                                affiliated
                                                  companies.***

John T. Sullivan 70      Director/Trustee         Of Counsel               50               None
c/o First Investors      since 9/20/79            Hawkins,
Management Company, Inc.                          Delafield &
95 Wall Street                                    Wood; Director
New York, NY 10005                                and Chairman
                                                  of Executive
                                                  Committee of
                                                  First Investors
                                                  Corporation.

  * Each Trustee/Director serves for an indefinite term with the Funds, until his/her successor is elected.

 ** Mr. Head and Ms. Head are interested trustees/directors because (a) they are indirect owners of more than 5% of the voting stock of the adviser and principal underwriter of the Funds, and (b) they are officers, directors and employees of the adviser and principal underwriter of the Funds. Ms. Head is an officer of the Funds and the daughter of Mr. Head. Mr. Lavoie is an interested trustee/director of the Funds because he is an officer of the adviser and principal underwriter of the Funds. Mr. Sullivan is an interested trustee/director because he is a director and Chairman of the Executive Committee of First Investors Corporation.

*** Other affiliated companies consist of: First Investors Realty
    Company, Inc., First Investors Life Insurance Company, First Investors
    Leverage Corporation, Route 33 Realty Corporation, First Investors
    Credit Funding Corporation, N.A.K. Realty Corporation, Real Property
    Development Corporation, School Financial Management Services, Inc.,
    First Investors Federal Savings Bank, First Investors Credit Corporation and First Investors Resources, Inc.




                         Position(s)
                         Held with                Principal                Number of        Other
                         Funds and                Occupation(s)            Portfolios in    Trusteeships/
                         Length of                During Past              Fund Complex     Directorships
Name, Age and Address    Service                  5 Years                  Overseen         Held
--------------------     ------                   -------                  --------         ----
OFFICERS WHO ARE NOT DIRECTORS/TRUSTEES

Joseph I. Benedek 45     Treasurer                Treasurer                50               None
c/o First Investors      since 1988               and Principal
Management Company, Inc.                          Accounting Officer
581 Main Street
Woodbridge, NJ 07095

Concetta Durso 71        Vice President           Vice President of        50               None
c/o First Investors      and Secretary            First Investors
Management Company, Inc. since 1984               Management
95 Wall Street                                    Company, Inc.
New York, NY 10005                                and Secretary
                                                  of the
                                                  First Investors
                                                  Family of
                                                  Funds



FIRST INVESTORS LIFE SERIES FUND

Shareholder Information
--------------------------------------------------
Investment Adviser
First Investors Management Company, Inc.
95 Wall Street
New York, NY 10005

Subadviser
(Focused Equity Fund, Growth Fund
and International Securities Fund only)
Wellington Management Company, LLP
75 State Street
Boston, MA 02109

Custodian
The Bank of New York
48 Wall Street
New York, NY 10286

Custodian
(International Securities Fund only)
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent
Administrative Data Management Corp.
581 Main Street
Woodbridge, NJ 07095-1198

Legal Counsel
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, N.W.
Washington, DC 20036

Auditors
Tait, Weller & Baker
1818 Market Street
Philadelphia, PA 19103


The Cash Management Fund is a money market fund and seeks to maintain a stable net asset value of $1.00 per share. However, there can be no assurance that the Fund will be able to do so or achieve its investment objective. An investment in the Fund is neither insured nor guaranteed by the U.S. Government.


It is the Funds' practice to mail only one copy of their annual and semi-annual reports to any address at which more than one shareholder with the same last name has indicated that mail is to be delivered. Additional copies of the reports will be mailed if requested by any shareholder in writing or by calling 800-423-4026. The Funds will ensure that separate reports are sent to any shareholder who subsequently changes his or her mailing address.


This report is authorized for distribution only to existing shareholders, and, if given to prospective shareholders, must be accompanied or preceded by the Funds' prospectus.




NOTES





NOTES